UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual Report
March 31, 2013

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Table of contents

Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	3
Optimum Large Cap Growth Fund	6
Optimum Large Cap Value Fund	9
Optimum Small-Mid Cap Growth Fund	12
Optimum Small-Mid Cap Value Fund	14
Performance summary
Optimum Fixed Income Fund	18
Optimum International Fund	22
Optimum Large Cap Growth Fund	24
Optimum Large Cap Value Fund	26
Optimum Small-Mid Cap Growth Fund	28
Optimum Small-Mid Cap Value Fund	30
Disclosure of Fund expenses	32
Security type/sector/country allocations
and top 10 equity holdings	34
Financial statements
Statements of net assets	38
Statements of assets and liabilities	86
Statements of operations	87
Statements of changes in net assets	88
Financial highlights	91
Notes to financial statements	115
Report of independent
registered public accounting firm	131
Other Fund information	132
Board of trustees and officers addendum	133
About the organization	135

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2013, and subject to change. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2013 Delaware Management Holdings, Inc.

Portfolio management review

Optimum Fixed Income Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum Fixed Income Fund (Class A shares)	1-year return	+5.47%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+5.72%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+3.77%

Past performance does not guarantee future results.
For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 18.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

The 12 months ended March 31, 2013 were defined in part by a dynamic global political process. The year began with a focus on Europe, as the situation in Greece fueled speculation of when, not if, the European Union (EU) would see its membership shrink. In late July 2012, a few determined statements from the European Central Bank (ECB) — later reinforced by the ECB Governing Council — stabilized markets and helped result in no sovereign exits from the EU during the period. The markets spent the remainder of 2012 weighing the costs of the Greek austerity commitment, the bailout package for Cyprus, and Spanish financial system stability against the benefits of safeguarding the European monetary union.

Despite this, the U.S. political climate often relegated geopolitical instability and uprising to second-page news. Markets confronted an evolving monetary policy that produced a third quantitative easing mortgage purchase program, targeted Treasury purchases, and significantly increased the Federal Reserve balance sheet. Risk assets generally benefited from these actions, while yields on intermediate and long-term Treasurys moved temporarily higher.

The start of 2013 brought rallies in the U.S. equity markets despite news that the world’s largest economy unexpectedly shrank during the fourth quarter of 2012. U.S. economic indicators were generally solid, as employment, manufacturing, auto sales, consumer spending, and housing statistics showed strength. Volatility followed, however, as investors tried to make sense of major political events in the U.S. and Europe. In the U.S., for example, Congress failed to reach a budget, which triggered the so-called “sequester”, invoking $1.2 trillion in automatic spending cuts over the next decade. In Europe, the surprise outcome of the Italian elections, in which no party managed to secure a governing majority, heightened concerns about the country’s commitment to the reform agenda of outgoing Prime Minister Mario Monti.

Fund performance

For the fiscal year, Optimum Fixed Income Fund (Class A shares with all dividends reinvested and excluding the applicable sales charge) outperformed its benchmark index, the Barclays U.S. Aggregate Index. The following remarks describe several factors that affected performance within the two respective portions of the Fund.

DMC

Positioning that was in place during the Fund’s fiscal year included:

  an underweight position in Treasury securities

  an overweight allocation to investment grade corporate bonds productive positions in emerging markets

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Portfolio management review

Optimum Fixed Income Fund

Generally speaking, DMC spent the fiscal year transitioning its portion of the Fund from being long versus the benchmark index (in terms of duration) to being short. Its small position in U.S. Treasury notes detracted from relative performance, and investment grade positions helped performance.

The most notable positive performance factors came from the Fund’s positioning in the high grade corporate sector. DMC maintained an overweight allocation to this sector. Emerging markets investments also garnered strong returns. Notable gains were likewise registered in the high yield corporate and developed market segments.

On the other hand, significant detractors from performance within DMC’s portion of the Fund came from hedges in European credit derivative indices, high yield credit derivative indices, and hedges on the euro. These hedges were in place throughout most of the Fund’s fiscal year. DMC began reducing the hedge positions in September 2012, and removed the last of these in December 2012 (except for the euro hedge).

DMC’s portion of the Fund had an overweight exposure to the 7- and 10-year maturity groups via corporate investments. This positioning served the portfolio well, as the 5- to 10-year maturity points of the curve recorded small rallies for the full fiscal year.

DMC also used interest rate futures in its portion of the Fund to adjust interest rate sensitivity levels during the Fund’s fiscal year. These instruments had a neutral effect on performance.

PIMCO

The PIMCO portion of the Fund maintained an underweight allocation to U.S. duration, which detracted from returns as rates fell over the 12-month period. However, tactical curve positioning, including an overweight allocation to the intermediate portion of the yield curve, where rates fell the most, more than offset the negative U.S. duration positioning. Duration exposure in other developed markets, particularly Australia and Canada, contributed to returns as interest rates also fell in these countries over the fiscal year.

An underweight allocation to corporate bonds also detracted from returns, but this was more than offset by an emphasis on the bonds of banks and other financial institutions as these securities outperformed the broader corporate market on renewed risk appetite. Within the mortgage-backed securities (MBS) sector, an underweight to agency MBS hindered returns as rates dropped due to the Federal Reserve’s quantitative-easing purchases (QE3) and investor demand for these securities, which was brought on by signs of recovery in the housing market. Exposure to nonagency MBS helped performance amid strong demand for higher-yielding assets.

Beyond the core sectors, holdings of taxable Build America Bonds (BABs) contributed to returns as the sector outpaced like-duration Treasurys due to supply technicals. Positions within the high yield corporate sector designed to benefit from the widening of European credit spreads detracted from performance as European credit spreads compressed during the period due to the risk-on environment. Performance within PIMCO’s portion of the Fund also benefited from exposure to external debt in Asia and the Middle East as spreads tightened and to Brazilian local rates as yields fell. Select developed-market currency positioning, including strategies designed to benefit from a decline in the euro and exposure to a narrow basket of emerging market currencies, added to returns as the U.S. dollar appreciated relative to the euro and depreciated relative to these emerging markets.

Derivatives, including government futures and interest rate swaps as well as credit default swaps, were used to manage duration and credit risk. These positions were used in conjunction with physical securities to tactically manage credit exposure and to focus on the intermediate portion of the yield curve; this was a net contributor for performance.

Optimum International Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum International Fund (Class A shares)	1-year return	+8.10%
Optimum International Fund (Institutional Class shares)	1-year return	+8.41%
MSCI EAFE Index (gross) (benchmark)	1-year return	+11.81%
MSCI EAFE Index (net) (benchmark)	1-year return	+11.27%

Past performance does not guarantee future results.
For complete, annualized performance for Optimum International Fund, please see the table on page 22.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

BlackRock Advisors, LLC (BlackRock)
Mondrian Investment Partners Ltd. (Mondrian)

Market overview

Major headwinds to growth — namely the ongoing euro crisis, concerns over a stalling Chinese economy, and moderating U.S. economic growth — collectively began to subside during the Fund’s fiscal year, leading to a more favorable market environment. While no single catalyst was responsible for turning the table, a series of positive policy-related outcomes and further central bank easing measures, most notably an announcement by the European Central Bank, fueled an updraft in risk assets.

Concurrently, key economic indicators related to U.S. housing continued to convalesce, while last-minute U.S. “fiscal cliff” negotiations proved to be more political drama than anything of substance. Japan also garnered much attention toward the end of the Fund’s fiscal year as the new prime minister, Shinzõ Abe, began to promote aggressive monetary tactics and higher inflation targets, measures intended to weaken the yen and boost overall economic output.

Additional notes on regional developments during the Fund’s fiscal year:

  Despite the euro crisis, European equity markets were generally strong. The Belgian and Swiss equity markets rose 27.7% and 21.6%, respectively, during the period, while the French, German, and U.K. markets were each up more than 8.0%.

  Italy was one of the worst-performing markets, down 6.8%, with most of the declines taking place since its inconclusive election in late February 2013.

  In March 2013, protracted and fraught negotiations over a financial support package for Cyprus eventually produced an agreement which imposed the burden of recapitalizing Cypriot banks on bank bondholders and uninsured depositors. This situation put pressure on other peripheral markets’ banking sectors.

  In the Asia-Pacific region, New Zealand and Australia were the strongest-performing equity markets, up 22.7% and 22.2%, respectively, while the Japanese equity market only amassed 8.5%.

Fund performance

Optimum International Fund posted a positive return for its fiscal year but trailed its benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (both gross and net figures).

BlackRock

When the fiscal year began, BlackRock maintained an optimistic outlook on equity markets, based on what the firm deemed to be reasonable valuations, as well as on expectations that larger policy risks — namely a potential euro-zone breakup and the worst-case scenario of the U.S. fiscal cliff — would begin to fade.

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Portfolio management review

Optimum International Fund

As a result, BlackRock’s risk-reward analysis by sector led to an overweight bias toward cyclical subsectors such as asset management, construction equipment, chemicals, heavy trucks, and oil and gas services. This approach, combined with a large allocation to European names (58% on average), contributed to Fund performance during the year. Conversely, stocks selection in the energy and semiconductor sector detracted from Fund performance.

At the individual stock level, BlackRock was particularly attracted to well-run European businesses where valuations still did not reflect enhanced margin potential after years of either restructuring or successful penetration into higher growth parts of the world, like China and ASEAN (Association of Southeast Asian Nations) regions. For example, Deutsche Lufthansa is a holding that BlackRock believes stands out as a prime beneficiary of massive consolidation in the European airline industry where the gains from cost cutting are only now being realized in higher stock valuations. Similarly, exposure to Svenska Cellulosa, a Swedish tissue and packaging company, contributed meaningfully to Fund performance as investors shifted their focus to the potential for its steadier, highly cash-generative household products business (following a recent divesture of its more cyclical forest products segment).

Stock selection in energy was a negative factor, due in part to holdings in select Asian coal names. As an example, Adaro Energy, an Indonesian mining company no longer held in the Fund’s portfolio, came under pressure on account of lower production levels and lackluster coal pricing tied to a slowdown in China. Elsewhere, performance volatility in semiconductors hurt relative results as Avago Technologies, a key component supplier to the Apple iPhone platform, suggested softer forward-looking demand trends in the wireless market.

Now that global equities have repriced, although not necessarily rerated upward, it seems plausible to expect a pullback in the near term. However, BlackRock’s core thesis remains that the combination of proactive policy responses, combined with an extraordinary investment replacement cycle and still-low intrinsic valuations versus long-term history, make equities the place to continue the hunt for opportunities in the foreseeable future.

Mondrian

Overall, country allocations across Mondrian’s portion of the Fund were broadly in line with the benchmark for the fiscal year. In Europe, overweight positions toward Spain, Italy, and France held back returns while exposure to the Japanese and Taiwanese markets helped offset their effects.

At the sector level, the healthcare and consumer staples sectors were among the strongest-performing sectors, up 25.5% and 20.6% respectively during the Fund’s fiscal year. The financial sector was also strong, gaining 20.3% as European banks benefited from reduced refinancing risks following two substantial liquidity injections by the European Central Bank (ECB). In the utilities sector, ongoing regulatory concerns continued to dampen returns in the sector as it fell 2.4% for the period. Energy and materials were the worst-performing sectors, falling 5.7% and 3.3%, respectively. Lower prices for many commodities affected certain large companies in the metals and mining subindex as well.

Looking back, an additional feature of the past year was investors’ intolerance for companies whose results failed to live up to expectations. Certain stocks in Mondrian’s portion of the Fund experienced this fate. They included a diverse range of companies such as BG Group, the British oil and gas company, which fell 24.9% following a profits warning due to revised production expectations for 2013. This did not change the company’s longer-term production guidance. Canon, the Japanese printer manufacturer, fell 21.0% as slowing demand growth for office equipment weighed on the company in addition to market concerns regarding Hewlett-Packard’s strategy and commitment to laser printers. Additionally, France

Telecom and Telefonica fell 19.5% and 12.6%, respectively, as a result of higher-than-expected sensitivity to weak economic environments and fears of dividend cuts.

On a positive note, stocks that performed well during the Fund’s fiscal year included Sanofi, a France-based pharmaceutical company. For the period, the company’s share price gained 35.7% on the back of stronger-than-expected results and as concerns surrounding its insulin drug Lantus were reduced. Unilever, the Anglo-Dutch consumer products company, appreciated 31.8% following consistent financial results and continued profitable growth in emerging markets. Finally, Toyota Motor, the Japanese automobile manufacturer, benefited from the weaker yen and better-than-expected sales in the United States, and gained 20.6% during the Fund’s fiscal year.

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Portfolio management review

Optimum Large Cap Growth Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+7.76%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+8.25%
Russell 1000® Growth Index (benchmark)	1-year return	+10.08%

Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 24.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)
T. Rowe Price Associates, Inc. (T. Rowe Price)
Marsico Capital Management, LLC (Marsico)

Market overview

Domestic stocks generated solid gains during the Fund’s fiscal year ended March 31, 2013. Generally, American corporations’ ongoing ability to show solid earnings growth, generate strong cash flows, and maintain healthy balance sheets boosted stock prices. The Federal Reserve’s accommodative monetary policies also firmed investors’ confidence in stocks during the fiscal year.

These factors largely helped domestic markets overcome a range of macroeconomic headwinds throughout the fiscal year, including yearlong uncertainty about the direction of U.S. fiscal policy and concerns about slow economic growth in the United States and Europe, coupled with ongoing concerns surrounding the debt crisis in the euro zone.

Within the equity markets, mid- and small-cap shares generally outpaced large-caps, and value stocks strongly outperformed growth stocks.

Fund performance

Optimum Large Cap Growth Fund lagged its benchmark index for the fiscal year, due in part to underperformance within the healthcare sector across the portions of the Fund that Alger and T. Rowe Price manage. Returns within the consumer discretionary and energy sectors detracted from performance for the portion of the Fund that Marsico manages.

Alger

One of Alger’s long-standing priorities has been to achieve exposure to high-quality U.S. companies that might benefit from strong emerging market demand. Alger believes it owned these types of companies within the consumer discretionary and financial sectors during the fiscal year, both of which benefited performance within Alger’s portion of the Fund. The most significant detractors to portfolio performance within Alger’s portion of the Fund came from the consumer staples and healthcare sectors. In both instances, stock selection led to disappointing performance.

Among individual stocks, eBay was the largest individual contributor to positive performance (on a relative basis) within Alger’s portion of the Fund. The company brings together millions of buyers and sellers every day on a local, national, and international basis through an array of websites. Alger looked favorably upon the shares as the company improved its pace of innovation and leveraged its core assets into the mobile landscape, leading to accelerated growth in e-commerce. Alger believes eBay can see improved growth driving long-term margin expansion, if eBay retakes share in e-commerce and grows its online payment processing businesses.

News Corp. was another important contributor to Alger’s portion of the Fund. News Corp. is a diversified global media company with operations across a wide array of industry segments. Alger continued to own shares in the company as of the end of the fiscal year because it was the fastest growing network, bolstered by sports, news, and international programming, each of which was in growth mode.

Apple, whose shares posted a 27% decline during the Fund’s fiscal year, was the largest detractor from Alger’s portion of the Fund. Apple suffered some margin compression during the fiscal year as it introduced several new products, reported somewhat disappointing earnings as customers waited for the newest versions of the iPhone, and lost some market share to its strongest competitor, Samsung. With net cash of more than $140 per share, a current annual dividend of $11 per share, and free cash flow generation of more than $50 per share annually, Alger believed that Apple’s shares were attractively valued at the end of the Fund’s fiscal year. As a result, it maintained its position in the stock.

Caterpillar was another relatively large detractor from Alger’s portion of the Fund during the fiscal year, as shares of the company registered a double-digit loss. Caterpillar is the world’s largest manufacturer of construction and earthmoving equipment. A weakening environment within the mining industry, inventory buildups in China, and diminished agricultural demand in North America combined to hurt Caterpillar during the fiscal year.

Looking forward, however, Alger believes that the company can potentially achieve strong growth in the coming years, based on its forecast of 3%-plus gross domestic product growth in the U.S., a healthy Chinese economy, and a recovering European economy. As a result, Alger maintained a position in the company as of the end of the fiscal year.

T. Rowe Price

The consumer discretionary sector was the largest relative detractor within T. Rowe Price’s portion of the Fund. Within this sector, priceline.com and Chipotle Mexican Grill were the greatest individual detractors. Concerns over the health of the euro-zone economy, combined with worries that higher payroll taxes in the U.S. would reduce domestic consumer spending, weighed on share prices of online travel company priceline.com. Chipotle was hurt by slowing sales and higher food costs, a combination that also drove down the share prices of many other chain restaurants in the U.S.

T. Rowe Price’s position within the healthcare sector, and particularly its underweight position in the strong-performing pharmaceuticals industry during the fiscal year, also detracted from performance within its portion of the Fund. Its positions within the healthcare providers and services industry also hurt its relative performance, as many managed-care companies were affected by concerns that Medicare reimbursements would be cut as costs rose.

Information technology was the top performer within T. Rowe Price’s portion of the Fund. Within this sector, shares of Google moved higher as the company profited from the popularity of smartphones running on its Android operating system. Google has expanded its efforts to increase mobile-use monetization, and has attracted advertisers by offering a single package that utilizes both mobile and personal-computer endpoints.

Telecommunication services holdings also contributed to the performance of T. Rowe Price’s portion of the Fund. Specifically within this sector, holding Crown Castle International benefited, as did other wireless communication tower companies, from strong demand for higher data capacity to support smartphone technology.

Marsico

The Marsico investment approach seeks stocks of companies that have potential for long-term capital appreciation. Marsico’s investment process combines top-down macroeconomic and industry analysis with individual stock selection.

During the Fund’s fiscal year, stock selection in the consumer discretionary and energy sectors was the primary source of underperformance within Marsico’s

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Portfolio management review

Optimum Large Cap Growth Fund

portion of the Fund. A portion of its consumer discretionary stocks were positioned in companies with high-end brands in an attempt to benefit from growing high-net-worth populations in emerging markets. Early in the Fund’s fiscal year, however, concerns about a global economic slowdown negatively affected some of the Fund’s consumer stocks. In particular, positions in luxury goods retailers Cie Financiere Richemont and Coach, which produce significant revenues from Asia, were pressured. Marsico sold both positions from its portion of the Fund during the fiscal year.

Marsico believes that a paradigm shift is taking place in energy production as advances in horizontal drilling and hydraulic fracturing techniques have allowed for energy exploration companies to drill for previously unreachable natural gas and crude oil. One of the ways in which Marsico chose to participate in the energy theme was through positions in oilfield services companies National Oilwell Varco and Halliburton. However, both stocks were hurt by low natural gas prices, which prompted drillers to reduce their land rig count in the U.S. While Marsico believes in the long-term tailwinds of this theme, it did not see a likely recovery in rig count until the back half of 2013 at the earliest, and sold its positions in both stocks.

The information technology sector was a contributor to Marsico’s portion of the Fund. A particular benefit to performance came from Marsico’s sale of Apple during the fiscal year. It began selling the position in 2012 and was completely out of the stock prior to Apple’s announcement of quarterly earnings in January 2013, at which time the stock price fell further. Marsico exited the position because it was concerned that Apple’s product pipeline was lacking a major catalyst and a recurring revenue stream.

Another bright spot for Marsico’s portion of the Fund came from healthcare stocks. Several biotechnology and pharmaceutical companies stood out for their strong returns during the fiscal year, including Biogen Idec, Gilead Sciences, and Bristol-Myers Squibb. These companies introduced products during the fiscal year that have large markets. Marsico believes these companies have distinguished themselves as a result of the innovative science they are using to perform drug research.

Optimum Large Cap Value Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+12.48%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+12.92%
Russell 1000® Value Index (benchmark)	1-year return	+18.77%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 26.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Herndon Capital Management, LLC (Herndon)
Massachusetts Financial Services Company (MFS)

Market overview

The beginning of the Fund’s fiscal year was characterized by a risk-on sentiment as a result of additional liquidity measures by the U.S. Federal Reserve and the European Central Bank (ECB), as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the euro zone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond-purchase facility) in the middle of the Fund’s fiscal year, which helped instill additional confidence in risk markets. Nonetheless, toward the end of 2012, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, fiscal-cliff negotiations between congressional Republicans and President Obama were a particular source of market attention, as the uncertainty surrounding the fiscal negotiations continued right up to the Dec. 31 deadline. A last-minute political agreement averted the worst-case scenario and markets gravitated toward risk assets again; however, heading into 2013, the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the fiscal year ended.

Fund performance

Optimum Large Cap Value Fund underperformed its benchmark primarily due to weak returns by several high-profile holdings in the Fund. The holdings, which represented a number of sectors and were held by different sub-advisors for the Fund, included Cliffs Natural Resources, Coach, Philip Morris International, and Western Union.

Herndon

Herndon’s approach in this market environment has been to identify what it views as value-creating opportunities, and this approach led to positive returns during the fiscal year, though they lagged those of the benchmark index. These results may not be surprising, given the current environment in which the market continues to be as much affected by macro events and sentiment as by company fundamentals.

The two sectors that contributed most to the performance of Herndon’s portion of the Fund were healthcare and energy. Over the course of the Fund’s fiscal year, nine of Herndon’s holdings in the healthcare sector generated returns exceeding 40% (versus just a 20% gain from the

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Portfolio management review

Optimum Large Cap Value Fund

benchmark’s healthcare holdings). The positive effects from stock selection offset a slight negative effect from allocation. An overweight allocation and outperformance in the energy sector proved beneficial to Herndon’s portion of the Fund as its energy names made significant gains (versus slight gains from the benchmark’s energy stocks).

The two sectors that detracted the most from the performance of Herndon’s portion of the Fund were consumer discretionary and materials. In both cases, along with negative absolute returns (due principally to two stocks in each sector), an overweight position in these sectors exacerbated the negative results. Investments in high-end retailer Coach and for-profit education company Apollo Group proved less than profitable, especially when compared to the consumer discretionary stocks within the benchmark, which gained almost 30%. And while the benchmark’s materials sector gained less than 5% for the Fund’s fiscal year (the worst of any sector), Herndon’s holdings failed to keep up as well. Underperformance coupled with an overweight allocation to the sector proved unfavorable.

Two names that performed quite well and contributed to Herndon’s portion of the Fund were Marathon Petroleum and Health Management Associates. These stocks remain in the portfolio as they continue to meet Herndon’s criteria for value-creating opportunities.

Marathon Petroleum sells refined products through a nationwide network of branded gas stations. It also holds stakes in pipelines and is one of the largest asphalt and light-oil product terminal operators in the United States. Improvements in revenue, earnings, and profit margins helped propel the stock’s performance.

Health Management Associates is an owner of more than 65 hospitals and acute healthcare facilities in suburban and rural markets primarily in the southeastern U.S. — the stock’s strong performance was primarily due to fewer concerns over corporate governance and management. Also, the stock has benefited as many investors have become enthusiastic that new healthcare regulations will likely lead to more patients.

Two stocks that significantly detracted from Herndon’s portion of the Fund during the fiscal year were Cliffs Natural Resources and Herbalife. Cliffs Natural Resources is an international mining and natural resources company that produces iron ore and metallurgical coal in the U.S., Canada, and Australia. The company’s recent disappointing earnings results, coupled with a dividend cut and new share issuance leading to dilution for current shareholders, have disappointed long-only investors in this stock. Herndon continues to hold the stock, given that Cliffs has reduced debt, lowered its dividend, disposed of noncore assets, and refinanced near-term debt maturities. Cliffs management’s actions to maintain financial flexibility — while somewhat discomforting for the short term — seem to be prudent measures to help the company execute on its long-term plans for future organic growth and expansion.

Herbalife manufactures and distributes weight-control products including meal replacements, snacks, and “enhancers.” It also offers nutritional supplements, energy drinks, and skincare products. In 2013, Herbalife found itself at the center of an ugly skirmish between two hedge-fund heavyweights. While the company’s fundamentals and growth story appear to be intact, concerns over valuation, its risk-reward profile, and weak relative performance led Herndon to exit the position at the end of the Fund’s fiscal year.

MFS

The management team at MFS continues to believe that focusing on investing in high-quality, undervalued stocks can give the best potential for delivering long-term, strong risk-adjusted returns. The market environment did, however, present headwinds for MFS’s strategy given the outperformance of companies with high betas (that is, stocks considered to have higher volatility in relation to the market) and low return on equities as compared to those with low betas and high return on equities (which is more consistent with those owned in MFS’s portion of the Fund). This continued to present some attractive investment opportunities, in the team’s opinion, in a number of larger-capitalization, higher-quality companies. The team continued to add to these types of companies throughout the Fund’s fiscal year.

Security selection in the consumer staples sector detracted from the Fund’s relative performance. MFS’s holdings of tobacco companies Philip Morris International and Lorillard hurt relative performance as both stocks underperformed the benchmark during the fiscal year.

An underweight allocation and poor stock selection within the strong-performing utilities-and-communications sector also weakened relative performance. Within this sector, the Fund’s avoidance of telecommunications services provider Verizon Communications at the beginning of the period detracted from performance within MFS’s portion of the Fund.

Stock selection in both the retail and financial services sectors detracted from relative returns. Within the financial services sector, holdings of poor-performing money transfer services firm Western Union held back relative performance.

Elsewhere, MFS’s holdings of diversified technology products and services company International Business Machines (IBM) and cardiovascular medical device maker St. Jude Medical, and its lack of a position in strong-performing integrated oil company Phillips 66, had a negative effect on relative performance.

Cash and cash equivalents were another detractor from relative performance. MFS strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which does not have a cash component.

Stock selection in the basic materials sector contributed to relative performance. Holdings of protective and decorative coatings manufacturer PPG Industries boosted performance as the stock outpaced the benchmark over the course of the Fund’s fiscal year.

The Fund’s position in poorly performing integrated oil and gas company Exxon Mobil was the largest individual detractor from performance. Elsewhere, the Fund’s holdings of alcoholic beverage producer Diageo, insurance company St. Paul Travelers, media company Viacom, automotive supplier Delphi Automotive, paint retailer Sherwin Williams, and an underweight position in network equipment company Cisco Systems, had a positive impact on relative performance. Avoiding shares of weak-performing health insurance provider UnitedHealth Group and oil & gas producer Devon Energy also helped performance.

(continues)       11

Portfolio management review

Optimum Small-Mid Cap Growth Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+12.50%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+12.94%
Russell 2500™ Growth Index (benchmark)	1-year return	+13.69%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 28.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Wellington Management Company, LLP (Wellington)
Columbia Wanger Asset Management, LLC (Columbia WAM)

Market overview

Global equity markets performed well over the Fund’s fiscal year ended March 31, 2013. The global slow-growth environment did not appear to diminish investor appetite for equities, particularly as several downside risks seemed to abate during the fiscal year. Concerns about the euro zone generally remained in check as policy makers seemed committed to saving the euro. Additionally, numerous central banks around the globe continued their aggressive monetary stimulus policies in an effort to jumpstart sustainable economic recovery from the financial crisis that remains fresh on many investors’ minds. China, a major engine of global growth, also showed signs that its economy would not experience a “hard landing.”

Despite concerns about the so-called fiscal cliff and sequestration cuts in the United States, domestic investors bid up risk assets amid signs of improvement in the U.S. housing market, for the first time in approximately seven years. Housing prices in the U.S. began 2013 with the largest 12-month advance since August 2006. Better-than-expected corporate earnings and generally improving economic data also provided tailwinds for stocks.

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark index for the Fund’s fiscal year, due in part to poor performance by information technology holdings in the portfolios of both sub-advisors.

Wellington

Wellington’s portion of the Fund generated strong absolute gains but underperformed the Fund’s benchmark index for the fiscal year. Weak security selection within the information technology and financial sectors drove underperformance within Wellington’s portion of the Fund, while strong performance in the energy, healthcare, and consumer discretionary sectors contributed to relative results for the fiscal year ended March 31, 2013.

At the individual security level, top relative contributors for Wellington’s portion of the Fund included companies in the industrials, consumer discretionary, and healthcare sectors. Shares of DigitalGlobe, a digital imaging products and service provider for defense, intelligence, and industrial applications, increased during the year after DigitalGlobe reached a resolution on a merger agreement with former competitor GeoEye. Wellington continued to hold its position in this stock as of the end of the Fund’s fiscal year. U.S. homebuilder PulteGroup was another contributor to Wellington’s portion of the Fund. This stock’s price rose during the Fund’s fiscal year as signs of stabilization began to turn investor sentiment positive toward housing in the first half of 2012. Following many years of decline, investors began contemplating future home-price appreciation as the combination of record home affordability, an improving jobs picture, and very low levels of new home construction provided a powerful backdrop for U.S. homebuilders. The investment team at Wellington exited its position as PulteGroup’s shares approached the team’s target price. Finally, Gen-Probe, a biotechnology firm specializing in molecular diagnostics products, also contributed to performance. Share prices rose after the company announced that it would be acquired by Hologic, a leading manufacturer and supplier of diagnostic, surgical, and medical imaging equipment and products. Wellington eliminated its position in Gen-Probe after the stock passed the investment team’s target price.

VeriFone Systems, a company that designs, markets, and services electronic payment solutions worldwide, was one of the top detractors from Wellington’s portion of the Fund. Weak macroeconomic conditions in Europe, lower revenue from Brazil-based business, and delays in customer projects caused the company to lower earnings estimates, which may have contributed to a decrease in share price. Wellington eliminated its position in the stock during the Fund’s fiscal year. Riverbed Technology, a wide-area networks (WAN) optimization provider that offers cloud computing services, was another detractor from Wellington’s portion of the Fund. Wellington eliminated its position in Riverbed during the year as shares in the company declined based on soft earnings and concerns about the ongoing impact of a weak demand environment. In the healthcare sector, Abiomed also detracted from performance. Shares of Abiomed, a cardiac treatment-focused medical device manufacturer, declined because of controversy regarding the efficacy and labeling of the company’s Impella ventricular support treatment. Wellington eliminated its position in Abiomed during the year.

Columbia WAM

During the Fund’s fiscal year, Columbia WAM continued to employ its low-turnover, bottom-up, fundamental strategy to the portion of the Fund that it manages. The investment team works to identify reasonably priced growth companies that it believes are positioned to grow over the next three to five years.

At the sector level, the team lowered its allocations in the energy and telecom sectors and increased its allocation to financials during the Fund’s fiscal year. Columbia WAM lowered its energy allocation due to its perception of changing supply-demand dynamics within the sector. Specifically, energy supply has increased due to new technology, while demand has decreased due to conservation efforts.

Consumer discretionary and healthcare companies were strong contributors to performance during the Fund’s fiscal year. A variety of different companies linked to the consumer discretionary sector performed well for Columbia WAM’s portion of the Fund as U.S. consumers became more confident in the economic recovery, due in part to the housing recovery and an improving stock market. Within the healthcare sector, Columbia WAM generally stayed away from areas that could potentially be affected by healthcare reform and government reimbursement risk.

Underweight allocations to the financials and real estate sectors were the largest detractors from Columbia WAM’s portion of the Fund during the fiscal year. Financial stocks were surprisingly strong performers, while real estate also performed well as investors continued to seek yield in a low interest rate environment.

At the individual stock level, Ryman Hospitality Properties, formerly Gaylord Entertainment, was a top contributor to Columbia WAM’s portion of the Fund. The stock’s performance surged during the Fund’s fiscal year as the company converted its status as a hotel, resort, entertainment, and media company to a real estate investment trust (REIT) that specializes in group-oriented, destination hotel assets in urban and resort markets. Avis Budget Group, a leading global provider of vehicle rental services, was the second-largest contributor to performance. The stock’s performance was likely boosted by high fleet utilization as well as what Columbia WAM viewed as a positive new pricing trend within the rental car industry.

The largest detractors from Columbia WAM’s portion of the Fund during the fiscal year came from technology stocks. Share prices of Informatica, a data integration software company, declined during the fiscal year after the company reported disappointing earnings that likely came as a result of a slowdown in sales to European customers. Atmel was another notable detractor from performance during the fiscal year. The company manufactures microcontrollers that are used in the industrial, consumer, security, communications, computing, and automotive markets. Its stock was likely affected by declining revenues and a lost contract bid.

(continues)       13

Portfolio management review

Optimum Small-Mid Cap Value Fund
April 9, 2013

Performance review (for the year ended March 31, 2013)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+13.23%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+13.56%
Russell 2500™ Value Index (benchmark)	1-year return	+21.17%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 30.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville)
The Killen Group, Inc. (Killen)
Westwood Management Corp. (Westwood)

Market overview

Despite a mostly unchanged global economic landscape and uncertainty regarding the outcome of the U.S. presidential election, equity markets generally achieved strong gains during the Fund’s fiscal year ended March 31, 2013. In general, investors seemed buoyed by directionally favorable, albeit modest, improvements in U.S. economic data along with reasonably positive corporate earnings reports, and the Federal Reserve’s announcement in September 2012 that it would engage in new, and open-ended, quantitative easing measures.

Toward the end of 2012, however, investors’ worries were rekindled on several fronts that included the European sovereign debt crisis and the fiscal cliff standoff in the United States. Global markets had a mixed response as a result, although the Fund’s benchmark (the Russell 2500 Value Index) registered a solid gain during the last three months of 2012, compared to the broad stock market’s decline. Despite reminders of the fragile status of Europe’s economies (most recently in Cyprus), investors cheered a last-minute deal for the so-called fiscal cliff to start the new calendar year. Improved U.S. housing and jobs market data reports and relative stability in the U.S. fiscal situation drove strong market returns to close out the Fund’s fiscal year on a high note.

Fund performance

Security selection by two of Optimum Small-Mid Cap Value Fund’s sub-advisors across the consumer staples, energy, consumer discretionary, and real estate investment trusts (REITs) sectors was a leading factor in the Fund’s underperformance versus its benchmark. An underweight allocation to the strong-performing financials sector by one of the sub-advisors was another notable detractor.

Tocqueville

Despite the uncertain macroeconomic environment, Tocqueville stayed true to its investment strategy throughout the Fund’s fiscal year, as it continued to employ its bottom-up (stock-by-stock) approach. Tocqueville generally seeks to hold stocks of companies whose management teams it believes are taking action to position their businesses for the long term.

Tocqueville’s limited exposure to the financial sector detracted from relative performance, as the financial sector outperformed the overall index for the Fund’s fiscal year and also constituted the largest component of the index. Additionally, Tocqueville held no utilities stocks during this period, which also detracted from relative returns within its portion of the Fund.

Tocqueville’s stock selection was mixed during the Fund’s fiscal year. Its holdings in the materials sector strongly outperformed comparable index positions and, owing to an overweight allocation in the space, contributed to performance of Tocqueville’s portion of the Fund.

In contrast, investments in its other large areas of exposure, namely industrials and information technology, underperformed the index for the fiscal year.

PolyOne was the top contributor to the performance of Tocqueville’s portion of the Fund. This company reported solid earnings and continued to demonstrate a successful expansion of its product offerings to include custom-engineered structure and packaging solutions. Sealed Air, a packaging producer, was another large contributor to performance, benefiting from stabilized earnings trends and senior management appointments that the market generally viewed as favorable.

Tocqueville’s investments in ACCO Brands and Plexus were the largest detractors from performance within its portion of the Fund. ACCO, a supplier of branded office products, experienced disappointing earnings results and Plexus, a provider of electronic manufacturing services, was battered after announcing the loss of its largest customer. Despite the stocks’ recent challenges, Tocqueville continued to hold them. It continues to view ACCO’s May 2011 merger with MeadWestvaco’s office products business positively, with the belief that, over time, the combined businesses should realize improved earnings power as well as substantial free cash flow and debt reduction. With respect to the Plexus investment, Tocqueville believes the long-term financial model for the company — specifically, its targets of 10% gross margins and 5% operating margins — remains achievable. Further, with a modest net cash position and more than $100 million in estimated free cash flow in fiscal 2013, Tocqueville believes that Plexus could be well positioned to accelerate an opportunistic share repurchase program that its board has authorized.

Killen

Killen’s strategy seeks overlooked and undervalued businesses. During the Fund’s fiscal year, it found contrarian investment opportunities in a number of disparate sectors, including consumer discretionary, industrials, information technology, healthcare, and telecom services. The market’s weakness during the first few months of the fiscal year allowed Killen to opportunistically deploy cash reserves that had risen during the preceding quarters. In similar fashion, cash rose once again during the second half of the Fund’s fiscal year as valuations became somewhat extended, in Killen’s view.

As a value-based, bottom-up investment manager, Killen does not change or adapt its approach to the economic environment. While remaining cognizant of the broader economic conditions, it uses a company-by-company approach, looking at the long-term potential for each business and judging its valuation based on that analysis. Additionally, Killen believes its valuation discipline can help mitigate portfolio risk, as it is willing to maintain cash when investments are sold if it cannot find replacements at suitable valuations.

During the Fund’s fiscal year, Killen’s allocations to specific sectors were attributable to its value-oriented stock selection process, and not consciously targeted. Nevertheless, Killen derived positive contributions from the financials, information technology, materials, industrials, and consumer discretionary sectors. The solid returns from these sectors were primarily the result of one or more stocks performing well in each sector, rather than from sector positioning.

Killen underperformed the benchmark index for the Fund’s fiscal year in the consumer staples and energy sectors. Killen’s lagging performance in both sectors was mainly a result of stock-specific factors.

Winnebago Industries, a manufacturer of recreational vehicles, and Stewart Information Services, a title insurance company, were notable contributors to performance within Killen’s portion of the Fund. Winnebago benefited from a number of developing trends, such as an improving economic outlook, pent-up demand, and the return of financing availability. Stewart rallied from depressed levels on the strength of refinancing activity and the general improvement in housing.

(continues)      15

Portfolio management review

Optimum Small-Mid Cap Value Fund

SkyWest, a regional airline carrier that serves as a feeder to hubs of major airlines, and Gulf Island Fabrication, a manufacturer of offshore drilling platforms and other structures used primarily in oil and gas exploration, were examples of detractors within Killen’s portion of the Fund. Each stock fell more than 20% for the Fund’s fiscal year.

SkyWest suffered from a decline in revenues as a result of increased training costs and a challenging integration of an acquired rival. Consequently, Killen felt the management team was not able to deliver on its margin and revenue growth targets, and projected that the company’s fundamentals would deteriorate. In keeping with its sell discipline, Killen completely exited the holding during the fiscal year. Gulf Island Fabrication suffered more as a result of company-specific issues, including the bankruptcy of a client with an existing contract and cost overruns on another contract. Killen believes that Gulf Island remains financially strong, and maintained its position within the Fund.

Westwood

Throughout the Fund’s fiscal year, Westwood continued to use the consistent and disciplined investment approach that it employs through all market environments; that is, Westwood focuses on what it views as high-quality companies with strong fundamental characteristics and visible earnings prospects.

Security selection in the technology and utilities sectors helped the relative performance of Westwood’s portion of the Fund. Utilities generally benefited from the demand for safety and yield during the first part of the Fund’s fiscal year, while technology companies gained from secular growth trends in storage, enterprise software, and cloud services.

Security selection in the consumer discretionary and REIT sectors detracted from relative performance within Westwood’s portion of the Fund. The economically-sensitive consumer discretionary sector was hurt by uncertainty in the U.S. and global economies in the earlier part of the fiscal year. In addition, Westwood’s underweight allocation to REITs, which are similarly sensitive to macroeconomic factors, was a drag on performance as the economy gained strength and investors seemed to gain confidence.

j2 Global, a provider of cloud-based communications and storage services to businesses, was the top-performing security for Westwood’s portion of the Fund for the fiscal year. The company reported strong results during its second and fourth fiscal quarters that highlighted its attractive growth opportunities and investor demand for companies with attractive dividend yields. Packaging Corporation of America, a manufacturer and seller of packaging materials for industrial and consumer use, also added to returns within Westwood’s portion of the Fund. The stock rose after the company reported a second-quarter earnings surprise, resulting from revenue growth that exceeded expectations.

Navistar International manufactures and markets medium and heavy trucks, school buses, midrange diesel engines, and service parts worldwide. This company, which fell on the announcement of a slowdown of global heavy truck orders, was the worst-performing security for Westwood’s portion of the Fund during the fiscal year. Based on the company’s declining fundamentals, Westwood ultimately sold the stock.

Swift Energy, an independent oil and gas company that explores, acquires, and operates oil and gas properties, declined as a result of falling crude oil prices and expectations for weaker commodity demand. While Westwood is optimistic about oil and gas commodity prices over the medium and longer term, it was not comfortable with Swift’s increased spending and lack of defensive hedging. Westwood felt that both could be damaging in the event of a rebound in commodity prices. As a result, Westwood exited the position during the Fund’s fiscal year, seeking a company with a better natural gas hedge and balance sheet.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+5.47%	+6.40%	+7.32%	+6.05%
Including sales charge	+0.70%	+4.77%	+6.34%	+5.55%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+4.69%	+5.72%	+6.65%	+5.49%
Including sales charge	+0.69%	+5.04%	+6.42%	+5.49%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+4.69%	+5.72%	+6.62%	+5.37%
Including sales charge	+3.69%	+5.72%	+6.62%	+5.37%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+5.72%	+6.76%	+7.70%	+6.42%
Including sales charge	+5.72%	+6.76%	+7.70%	+6.42%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding certain other expenses) from exceeding 1.00% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.44%	2.09%	2.09%	1.09%
Net expenses
(including fee waivers, if any)	1.35%	2.00%	2.00%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$18,244
Optimum Fixed Income Fund — Class A shares	$9,550	$16,856
Barclays U.S. Aggregate Index	$10,000	$16,482

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 18 through 20.

(continues)       19

Performance summary

Optimum Fixed Income Fund

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of Aug. 1, 2003. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+8.10%	+4.10%	-1.98%	+6.32%
Including sales charge	+1.84%	+2.07%	-3.13%	+5.67%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+7.38%	+3.41%	-2.63%	+5.74%
Including sales charge	+3.38%	+2.55%	-3.03%	+5.74%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+7.37%	+3.44%	-2.62%	+5.63%
Including sales charge	+6.37%	+3.44%	-2.62%	+5.63%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+8.41%	+4.45%	-1.66%	+6.68%
Including sales charge	+8.41%	+4.45%	-1.66%	+6.68%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 23. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses, (excluding certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.84%	2.49%	2.49%	1.49%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
MSCI EAFE Index (gross)	$10,000	$21,542
MSCI EAFE Index (net)	$10,000	$20,649
Optimum International Fund — Institutional Class shares	$10,000	$18,690
Optimum International Fund — Class A shares	$9,425	$17,042

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 22 through 23.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)       23

Performance summary

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+7.76%	+10.94%	+5.30%	+6.19%
Including sales charge	+1.58%	+8.77%	+4.07%	+5.54%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+7.07%	+10.22%	+4.63%	+5.62%
Including sales charge	+3.07%	+9.46%	+4.25%	+5.62%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+7.15%	+10.22%	+4.63%	+5.50%
Including sales charge	+6.15%	+10.22%	+4.63%	+5.50%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+8.25%	+11.33%	+5.68%	+6.57%
Including sales charge	+8.25%	+11.33%	+5.68%	+6.57%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses, (excluding certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.64%	2.29%	2.29%	1.29%
Net expenses
(including fee waivers, if any)	1.60%	2.25%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
Russell 1000 Growth Index	$10,000	$19,519
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$18,492
Optimum Large Cap Growth Fund — Class A shares	$9,425	$16,840

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 through 25.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)       25

Performance summary

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+12.48%	+11.12%	+4.65%	+7.06%
Including sales charge	+5.98%	+8.95%	+3.42%	+6.40%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+11.84%	+10.42%	+3.98%	+6.48%
Including sales charge	+7.84%	+9.66%	+3.59%	+6.48%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+11.85%	+10.43%	+3.98%	+6.36%
Including sales charge	+10.85%	+10.43%	+3.98%	+6.36%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+12.92%	+11.51%	+5.02%	+7.44%
Including sales charge	+12.92%	+11.51%	+5.02%	+7.44%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 27. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding certain other expenses) from exceeding 1.22% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.60%	2.25%	2.25%	1.25%
Net expenses
(including fee waivers, if any)	1.57%	2.22%	2.22%	1.22%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
Russell 1000 Value Index	$10,000	$20,215
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$20,005
Optimum Large Cap Value Fund — Class A shares	$9,425	$18,219

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 27.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)       27

Performance summary

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+12.50%	+12.06%	+6.82%	+7.32%
Including sales charge	+6.06%	+9.87%	+5.56%	+6.66%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+11.82%	+11.35%	+6.13%	+6.74%
Including sales charge	+7.82%	+10.61%	+5.78%	+6.74%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+11.73%	+11.33%	+6.12%	+6.63%
Including sales charge	+10.73%	+11.33%	+6.12%	+6.63%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+12.94%	+12.45%	+7.18%	+7.68%
Including sales charge	+12.94%	+12.45%	+7.18%	+7.68%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Effective March 1, 2013, DDLP has contractually agreed to waive Class B shares’s 12b-1 fees to 0.25% of average daily net assets through Feb. 28, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses, (excluding certain other expenses) from exceeding 1.50% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.06%	2.71%	2.71%	1.71%
Net expenses
(including fee waivers, if any)	1.85%	2.50%	2.50%	1.50%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
Russell 2500 Growth Index	$10,000	$24,137
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$20,454
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$18,656

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 28 through 29.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)       29

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]
Average annual total returns
Through March 31, 2013	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+13.23%	+12.72%	+6.83%	+8.43%
Including sales charge	+6.70%	+10.53%	+5.58%	+7.77%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+12.53%	+12.04%	+6.14%	+7.86%
Including sales charge	+8.53%	+11.31%	+5.79%	+7.86%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+12.45%	+11.99%	+6.11%	+7.72%
Including sales charge	+11.45%	+11.99%	+6.11%	+7.72%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+13.56%	+13.11%	+7.20%	+8.80%
Including sales charge	+13.56%	+13.11%	+7.20%	+8.80%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Effective March 1, 2013, DDLP has contractually agreed to waive Class B shares’s 12b-1 fees to 0.25% of average daily net assets through Feb. 28, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible investors.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 27, 2012, through July 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.98%	2.63%	2.63%	1.63%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Average annual total returns from Aug. 1, 2003 (Fund’s inception) through March 31, 2013

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2013)
Russell 2500 Value Index	$10,000	$24,846
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$22,610
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$20,606

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 through 31.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period from October 1, 2012 to March 31, 2013 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2012 to March 31, 2013.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,006.60	1.35%	$6.75
Class B	1,000.00	1,002.80	2.00%	9.99
Class C	1,000.00	1,002.80	2.00%	9.99
Institutional Class	1,000.00	1,008.30	1.00%	5.01
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,014.96	2.00%	10.05
Class C	1,000.00	1,014.96	2.00%	10.05
Institutional Class	1,000.00	1,019.95	1.00%	5.04

Optimum International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,087.90	1.75%	$9.11
Class B	1,000.00	1,084.90	2.40%	12.48
Class C	1,000.00	1,084.80	2.40%	12.47
Institutional Class	1,000.00	1,090.00	1.40%	7.29
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,074.50	1.60%	$8.28
Class B	1,000.00	1,071.50	2.25%	11.62
Class C	1,000.00	1,071.50	2.25%	11.62
Institutional Class	1,000.00	1,077.00	1.25%	6.47
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.95	1.60%	$8.05
Class B	1,000.00	1,013.71	2.25%	11.30
Class C	1,000.00	1,013.71	2.25%	11.30
Institutional Class	1,000.00	1,018.70	1.25%	6.29

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,113.50	1.57%	$8.27
Class B	1,000.00	1,111.20	2.22%	11.69
Class C	1,000.00	1,110.30	2.22%	11.68
Institutional Class	1,000.00	1,116.10	1.22%	6.44
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.10	1.57%	$7.90
Class B	1,000.00	1,013.86	2.22%	11.15
Class C	1,000.00	1,013.86	2.22%	11.15
Institutional Class	1,000.00	1,018.85	1.22%	6.14

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,140.40	1.85%	$9.87
Class B	1,000.00	1,137.30	2.41%	12.84
Class C	1,000.00	1,136.40	2.50%	13.32
Institutional Class	1,000.00	1,142.60	1.50%	8.01
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.71	1.85%	$9.30
Class B	1,000.00	1,012.91	2.41%	12.09
Class C	1,000.00	1,012.47	2.50%	12.54
Institutional Class	1,000.00	1,017.45	1.50%	7.54

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/12 to
	10/1/12	3/31/13	Ratio	3/31/13*
Actual Fund Return†
Class A	$1,000.00	$1,162.00	1.75%	$9.43
Class B	1,000.00	1,158.90	2.31%	12.43
Class C	1,000.00	1,158.10	2.40%	12.91
Institutional Class	1,000.00	1,164.50	1.40%	7.55
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,013.41	2.31%	11.60
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocations

Optimum Fixed Income Fund
As of March 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Agency Collateralized Mortgage Obligations	5.85%
Agency Mortgage-Backed Securities	13.00%
Collateralized Debt Obligations	0.98%
Commercial Mortgage-Backed Securities	2.51%
Convertible Bonds	1.65%
Corporate Bonds	36.03%
Banking	8.05%
Basic Industry	2.51%
Brokerage	0.89%
Capital Goods	0.46%
Communications	3.46%
Consumer Cyclical	2.49%
Consumer Non-Cyclical	3.36%
Electric	2.92%
Energy	3.50%
Finance Companies	2.12%
Insurance	1.57%
Natural Gas	1.66%
Real Estate	1.25%
Technology	1.16%
Transportation	0.63%
Municipal Bonds	0.59%
Non-Agency Asset-Backed Securities	3.09%
Non-Agency Collateralized Mortgage Obligations	3.74%
Regional Bonds	0.72%
Securities Sold Short	(0.36%)
Senior Secured Loans	3.44%
Sovereign Bonds	6.84%
Supranational Banks	0.22%
U.S. Treasury Obligations	15.27%
Option Purchased	0.00%
Common Stock	0.00%
Convertible Preferred Stock	0.41%
Preferred Stock	0.31%
Short-Term Investments	12.32%
Securities Lending Collateral	0.08%
Total Value of Securities	106.69%
Options Written	(0.02%)
Obligation to Return Securities Lending Collateral	(0.13%)
Other Liabilities Net of Receivables and Other Assets	(6.54%)
Total Net Assets	100.00%

Security type/country and sector allocations

Optimum International Fund
As of March 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/country	of net assets
Common Stock by Country	97.03%
Australia	2.61%
Belgium	1.54%
Canada	0.22%
China/Hong Kong	3.20%
Cyprus	0.49%
Finland	0.48%
France	9.38%
Germany	6.40%
India	0.38%
Indonesia	1.22%
Ireland	1.38%
Israel	1.14%
Italy	2.89%
Japan	16.60%
Malaysia	0.20%
Mexico	0.83%
Netherlands	3.55%
Singapore	2.31%
Spain	2.77%
Sweden	1.25%
Switzerland	14.98%
Taiwan	0.77%
Thailand	0.45%
United Kingdom	21.55%
United States	0.44%
Preferred Stock	0.44%
Short-Term Investments	1.09%
Securities Lending Collateral	8.20%
Total Value of Securities	106.76%
Obligation to Return Securities Lending Collateral	(8.30%)
Receivables and Other Assets Net of Other Liabilities	1.54%
Total Net Assets	100.00%

Percentage
Common Stock and Preferred Stock by Sector	of net assets
Consumer Discretionary	10.20%
Consumer Staples	13.16%
Energy	8.84%
Financials	18.31%
Healthcare	13.56%
Industrials	9.62%
Information Technology	6.75%
Materials	6.96%
Telecommunication Services	6.23%
Utilities	3.84%
Total	97.47%

(continues)       35

Security type/sector allocations and
top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2013 (Unaudited)

Percentage
Security type/sector	of net assets
Common Stock	96.56%
Consumer Discretionary	22.27%
Consumer Staples	6.50%
Energy	5.18%
Financials	7.94%
Healthcare	13.74%
Industrials	12.89%
Information Technology	23.13%
Materials	3.52%
Telecommunication Services	1.39%
Convertible Preferred Stock	0.05%
Short-Term Investments	3.50%
Securities Lending Collateral	0.15%
Total Value of Securities	100.26%
Obligation to Return Securities Lending Collateral	(0.23%)
Other Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Google Class A	3.60%
eBay	3.08%
Gilead Sciences	2.57%
Apple	2.55%
Amazon.com	2.16%
Bristol-Myers Squibb	1.66%
Biogen Idec	1.62%
Visa Class A	1.59%
CBS Class B	1.58%
QUALCOMM	1.47%

Optimum Large Cap Value Fund
As of March 31, 2013 (Unaudited)

Percentage
Security type/sector	of net assets
Common Stock	96.67%
Consumer Discretionary	10.59%
Consumer Staples	11.56%
Energy	15.59%
Financials	20.11%
Healthcare	10.03%
Industrials	12.76%
Information Technology	9.53%
Materials	4.38%
Telecommunication Services	1.94%
Utilities	0.18%
Convertible Preferred Stock	0.11%
Short-Term Investments	2.94%
Securities Lending Collateral	0.09%
Total Value of Securities	99.81%
Obligation to Return Securities Lending Collateral	(0.17%)
Receivables and Other Assets Net of Other Liabilities	0.36%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Philip Morris International	3.03%
Lockheed Martin	2.54%
Exxon Mobil	2.11%
Accenture Class A (Ireland)	2.10%
International Business Machines	2.08%
Chevron	1.88%
Marathon Petroleum	1.75%
Johnson & Johnson	1.75%
Pfizer	1.69%
JPMorgan Chase	1.61%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2013 (Unaudited)

Percentage
Security type/sector	of net assets
Common Stock	97.46%
Consumer Discretionary	17.58%
Consumer Staples	2.05%
Energy	5.74%
Financials	12.08%
Healthcare	12.95%
Industrials	21.78%
Information Technology	20.83%
Materials	3.02%
Telecommunication Services	1.43%
Exchange-Traded Fund	0.56%
Short-Term Investments	1.69%
Securities Lending Collateral	2.09%
Total Value of Securities	101.80%
Obligation to Return Securities Lending Collateral	(2.19%)
Receivables and Other Assets Net of Other Liabilities	0.39%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Nordson	1.32%
AMETEK	1.30%
Mettler-Toledo International	1.22%
Ryman Hospitality Properties	1.18%
Pier 1 Imports	1.15%
Atwood Oceanics	1.14%
IPG Photonics	1.07%
Avis Budget Group	1.03%
Donaldson	1.01%
Bally Technologies	1.00%

Optimum Small-Mid Cap Value Fund
As of March 31, 2013 (Unaudited)

Percentage
Security type/sector	of net assets
Common Stock²	91.21%
Consumer Discretionary	12.64%
Consumer Staples	1.43%
Energy	5.00%
Financials	11.36%
Healthcare	2.77%
Industrials	28.90%
Information Technology	16.49%
Materials	11.44%
Telecommunication Services	0.60%
Utilities	0.58%
Short-Term Investments	8.31%
Securities Lending Collateral	0.53%
Total Value of Securities	100.05%
Obligation to Return Securities Lending Collateral	(0.58%)
Receivables and Other Assets Net of Other Liabilities	0.53%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Timken	1.38%
Hubbell Class B	1.13%
TrueBlue	1.05%
Dover	1.03%
Kennametal	1.00%
Synaptics	1.00%
Sealed Air	0.98%
Flextronics International	0.98%
Staples	0.97%
Landec	0.97%

Statements of net assets

Optimum Fixed Income Fund
March 31, 2013

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 5.85%
Fannie Mae Grantor Trust
•	Series 1999-T2 A1
	7.50% 1/19/39	USD	17,871	$20,152
	Series 2002-T4 A3
	7.50% 12/25/41		59,963	69,323
	Series 2004-T1 1A2
	6.50% 1/25/44		18,673	22,274
Fannie Mae REMICs
	Series 1996-46 ZA
	7.50% 11/25/26		15,681	18,241
	Series 1999-19 PH
	6.00% 5/25/29		289,880	328,763
	Series 2001-14 Z
	6.00% 5/25/31		19,430	21,987
	Series 2002-90 A1
	6.50% 6/25/42		14,475	17,007
	Series 2002-90 A2
	6.50% 11/25/42		52,694	61,002
	Series 2003-26 AT
	5.00% 11/25/32		486,130	508,901
	Series 2003-122 AJ
	4.50% 2/25/28		10,285	10,345
	Series 2005-22 HE
	5.00% 10/25/33		548,466	567,423
	Series 2005-29 QD
	5.00% 8/25/33		679,049	699,851
	Series 2005-54 AK
	4.50% 9/25/32		150	150
	Series 2005-94 YD
	4.50% 8/25/33		362,401	366,138
	Series 2005-110 MB
	5.50% 9/25/35		271,099	297,732
@^	Series 2007-30 OE
	0.00% 4/25/37		7,236,893	6,866,802
	Series 2008-24 ZA
	5.00% 4/25/38		19,250,380	21,620,217
@•✗	Series 2009-2 AS
	5.496% 2/25/39		7,024,117	593,014
@•✗	Series 2009-68 SA
	6.546% 8/25/39		1,228,753	192,679
	Series 2009-94 AC
	5.00% 11/25/39		400,000	450,207
	Series 2010-41 PN
	4.50% 4/25/40		475,000	536,935
	Series 2010-96 DC
	4.00% 9/25/25		915,000	995,805
•	Series 2010-123 FE
	0.684% 11/25/40		6,995,906	7,032,159
•✗	Series 2012-122 SD
	5.896% 11/25/42		961,246	258,755
•✗	Series 2012-124 SD
	5.946% 11/25/42		1,252,380	368,228
✗	Series 2013-38 AI
	3.00% 4/25/33		1,340,000	194,300
Fannie Mae Whole Loan
	REMIC Trust
	Series 2004-W4 A5
	5.50% 6/25/34		3,000,000	3,269,112
	Series 2004-W11 1A2
	6.50% 5/25/44		88,174	102,937
Fannie Mae Whole Loan
	Trust Series 2004-W15
	1A1 6.00% 8/25/44		127,909	144,196
Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24		82,726	95,073
	Series 2165 PE
	6.00% 6/15/29		280,261	317,068
	Series 2326 ZQ
	6.50% 6/15/31		144,674	165,397
	Series 2557 WE
	5.00% 1/15/18		568,785	607,755
	Series 2762 LG
	5.00% 9/15/32		831,373	850,558
	Series 2802 NE
	5.00% 2/15/33		354,666	365,222
	Series 2827 TE
	5.00% 4/15/33		896,434	930,384
	Series 2840 OE
	5.00% 2/15/33		856,275	882,134
	Series 2864 PE
	5.00% 6/15/33		412,999	425,214
	Series 2869 BG
	5.00% 7/15/33		90,751	93,433
	Series 2881 TE
	5.00% 7/15/33		512,263	528,106
	Series 2889 OG
	5.00% 5/15/33		49,899	51,055
	Series 2890 PD
	5.00% 3/15/33		690,736	703,552
	Series 2893 PD
	5.00% 2/15/33		39,850	40,712
	Series 2915 KD
	5.00% 9/15/33		246,892	254,446
	Series 2938 ND
	5.00% 10/15/33		502,543	517,567
	Series 2939 PD
	5.00% 7/15/33		345,794	353,826
	Series 2941 XD
	5.00% 5/15/33		1,158,993	1,176,596
	Series 2987 KG
	5.00% 12/15/34		1,031,029	1,066,795
	Series 3131 MC
	5.50% 4/15/33		180,368	182,912
	Series 3143 BC
	5.50% 2/15/36		8,000,000	8,924,656
	Series 3145 LN
	4.50% 10/15/34		203,400	209,983
@•✗	Series 3289 SA
	6.547% 3/15/37		3,608,465	537,298

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs (continued)
	Series 3476 Z
	5.50% 7/15/38	USD	12,918,564	$14,644,199
	Series 3626 MA
	5.00% 2/15/30		1,718,676	1,782,156
	Series 3656 PM
	5.00% 4/15/40		770,000	861,434
	Series 4065 DE
	3.00% 6/15/32		120,000	128,747
	•✗ Series 4148 SA
	5.897% 12/15/42		1,481,080	414,739
t	Freddie Mac Structured Pass
	Through Securities
	Series T-54 2A
	6.50% 2/25/43		24,149	29,019
	Series T-58 2A
	6.50% 9/25/43		13,091	15,279
	GNMA
	@•✗ Series 2007-64 AI
	6.347% 10/20/37		11,719,692	1,767,262
	@•✗ Series 2008-65 SB
	5.797% 8/20/38		3,567,370	420,139
	@•✗ Series 2009-2 SE
	5.617% 1/20/39		9,898,319	1,220,257
	Series 2010-113 KE
	4.50% 9/20/40		1,170,000	1,337,178
Total Agency Collateralized
	Mortgage Obligations
	(cost $80,278,636)			87,534,786

Agency Mortgage-Backed Securities – 13.00%
	Fannie Mae
	5.50% 3/1/37		82,488	88,890
	5.50% 7/1/37		632,789	681,902
	6.50% 8/1/17		25,373	28,079
•	Fannie Mae ARM
	2.402% 10/1/33		23,792	24,683
	2.495% 7/1/37		142,800	151,812
	2.811% 11/1/35		124,038	132,455
	5.204% 8/1/35		23,785	25,655
	5.844% 8/1/37		142,615	154,368
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		4,461	4,789
	5.00% 1/1/34		10,465	11,234
	5.00% 11/1/34		27,556	29,578
	5.00% 4/1/35		32,816	35,225
	5.00% 10/1/35		25,751	27,641
	5.00% 1/1/36		80,559	86,471
	Fannie Mae S.F. 15 yr
	2.50% 2/1/28		1,453,105	1,510,947
	3.00% 11/1/27		233,620	247,014
	3.50% 7/1/26		500,872	536,317
	3.50% 10/1/26		2,860,165	3,033,970
	4.00% 11/1/25		1,830,633	1,988,428
	4.50% 8/1/18		182,214	196,499
	4.50% 7/1/20		509,272	548,878
	5.00% 5/1/21		61,029	65,937
	Fannie Mae S.F. 15 yr TBA
	2.50% 4/1/28		15,545,000	16,125,508
	3.00% 4/1/28		18,295,000	19,234,762
	Fannie Mae S.F. 20 yr
	4.50% 10/1/23		238,307	260,815
	5.00% 11/1/23		46,719	51,345
	5.00% 6/1/25		167,485	183,651
	5.00% 11/1/25		245,167	268,831
	5.00% 7/1/27		229,930	248,870
	5.00% 3/1/28		707,143	766,558
	5.00% 4/1/28		1,190,538	1,290,568
	5.00% 7/1/28		93,863	101,749
	5.00% 4/1/29		939,995	1,019,304
	5.50% 7/1/24		256,171	281,977
	5.50% 10/1/24		78,326	86,217
	5.50% 12/1/24		267,709	294,678
	5.50% 8/1/28		929,599	1,015,113
	5.50% 12/1/29		74,152	80,973
	Fannie Mae S.F. 30 yr
	4.00% 10/1/40		67,392	71,879
	4.00% 11/1/40		600,247	640,219
	4.00% 1/1/41		991,151	1,057,155
	4.00% 9/1/41		147,392	157,254
	4.00% 3/1/42		838,162	903,277
	4.00% 1/1/43		2,793,255	2,980,141
	4.50% 5/1/35		298,470	322,556
	4.50% 8/1/35		686,491	740,173
	4.50% 9/1/35		477,679	515,033
	4.50% 7/1/36		150,396	162,109
	4.50% 2/1/39		611,175	658,586
	4.50% 3/1/39		1,470,668	1,584,752
	4.50% 5/1/39		650,413	712,758
	4.50% 6/1/39		8,074,466	8,700,828
	4.50% 7/1/39		933,503	1,005,918
	4.50% 4/1/40		223,642	241,270
	4.50% 5/1/40		726,026	783,253
	4.50% 6/1/40		335,849	362,322
	4.50% 7/1/40		288,293	311,018
	4.50% 8/1/40		4,196,850	4,522,192
	4.50% 9/1/40		512,453	552,846
	4.50% 12/1/40		274,310	299,430
	4.50% 2/1/41		1,171,331	1,263,817
	4.50% 3/1/41		671,257	724,587
	4.50% 4/1/41		533,290	578,327
	4.50% 5/1/41		361,677	390,412
	4.50% 7/1/41		171,241	184,846
	4.50% 8/1/41		1,146,607	1,237,703
	4.50% 9/1/41		1,506,081	1,625,736
	4.50% 10/1/41		639,515	690,323
	4.50% 11/1/41		507,928	548,282

(continues)       39

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	4.50% 1/1/42	USD	518,352	$565,041
	4.50% 11/1/42		633,179	682,297
	5.00% 5/1/33		598,590	659,259
	5.00% 3/1/34		8,979	9,765
	5.00% 4/1/34		46,838	50,900
	5.00% 8/1/34		89,127	96,868
	5.00% 4/1/35		16,758	18,402
	5.00% 7/1/35		64,006	69,504
	5.00% 9/1/35		93,775	101,830
	5.00% 10/1/35		5,327,821	5,785,313
	5.00% 11/1/35		934,822	1,015,119
	5.00% 5/1/36		63,667	68,977
	5.00% 6/1/36		699,188	757,505
	5.00% 11/1/36		939,053	1,019,714
	5.00% 1/1/37		31,594	34,229
	5.00% 5/1/37		895,893	970,606
	5.00% 7/1/37		10,116	10,960
	5.00% 10/1/37		20,073	21,747
	5.00% 12/1/37		15,665	16,971
	5.00% 2/1/38		77,818	84,307
	5.00% 3/1/38		747,083	809,386
	5.00% 4/1/38		84,990	92,078
	5.00% 6/1/38		30,581	33,132
	5.00% 2/1/39		615,727	667,087
	5.00% 4/1/39		373,571	405,425
	5.00% 5/1/40		544,284	593,026
	5.00% 8/1/40		14,208	15,606
	5.50% 12/1/32		70,232	77,417
	5.50% 7/1/33		336,761	370,791
	5.50% 12/1/33		76,891	86,559
	5.50% 4/1/34		815,970	899,659
	5.50% 5/1/34		261,839	288,298
	5.50% 6/1/34		349,254	385,311
	5.50% 7/1/34		541,008	596,861
	5.50% 2/1/35		1,771,110	1,977,377
	5.50% 9/1/36		715,428	783,332
	6.00% 9/1/36		103,658	115,824
	6.00% 3/1/37		37,689	41,463
	6.00% 4/1/38		1,126,829	1,235,768
	6.00% 8/1/38		434,831	476,869
	6.00% 12/1/38		49,763	54,574
	6.00% 2/1/41		825,431	913,254
	6.50% 11/1/33		10,355	11,689
	6.50% 2/1/36		262,672	296,768
	6.50% 3/1/36		357,060	400,785
	6.50% 6/1/36		499,770	562,847
	6.50% 2/1/38		127,684	143,168
	6.50% 11/1/38		45,671	50,931
	7.50% 3/1/32		984	1,203
	7.50% 4/1/32		4,277	5,132
	7.50% 6/1/32		2,008	2,348
	Fannie Mae S.F. 30 yr TBA
	3.00% 4/1/43		9,794,000	10,101,592
	3.00% 5/1/43		4,445,000	4,572,099
	3.50% 4/1/43		12,934,000	13,657,496
	3.50% 5/1/43		13,539,000	14,262,490
	4.50% 4/1/43		13,000,000	14,005,469
	4.50% 5/1/43		2,125,000	2,292,012
	5.00% 4/1/43		12,000,000	12,999,374
	Freddie Mac 4.50% 1/1/41		972,214	1,018,810
•	Freddie Mac ARM
	2.342% 12/1/33		89,203	95,126
	2.763% 7/1/36		87,375	93,474
	2.865% 4/1/34		4,602	4,909
	3.303% 5/1/37		434,453	457,248
	5.475% 2/1/38		428,062	464,163
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		706	754
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20		284,387	303,438
	5.00% 6/1/18		94,461	101,185
	Freddie Mac S.F. 20 yr
	5.50% 10/1/23		155,745	170,041
	5.50% 8/1/24		42,992	47,060
	Freddie Mac S.F. 30 yr
	3.00% 11/1/42		480,826	495,561
	4.00% 10/1/40		570,907	606,832
	4.00% 11/1/40		326,577	347,128
	5.50% 7/1/40		3,351,036	3,638,745
	6.00% 8/1/38		648,579	715,594
	6.00% 10/1/38		970,520	1,072,043
	6.00% 5/1/40		1,944,586	2,126,126
	6.50% 11/1/33		37,670	43,438
	6.50% 1/1/35		200,898	227,854
	6.50% 8/1/38		104,168	116,322
	7.00% 1/1/38		116,537	134,445
	GNMA I S.F. 30 yr
	7.00% 12/15/34		348,540	410,057
	GNMA II 30 yr
	6.00% 4/20/34		14,995	16,842
Total Agency Mortgage-
	Backed Securities
	(cost $192,724,842)			194,481,702

Collateralized Debt Obligations – 0.98%
#•	Black Diamond CLO
	Series 2005-1A A1A
	144A 0.53% 6/20/17		12,165	12,125
#•	BlueMountain CLO
	Series 2005-
	1A A1F 144A
	0.528% 11/15/17		383,439	379,532
•	Euro-Galaxy CLO
	Series 2006-1X A2
	0.449% 10/23/21	EUR	3,598,024	4,427,550
#•	Franklin CLO Series 5A A2
	144A 0.54% 6/15/18	USD	4,874,153	4,811,763

		Principal	Value
		Amount°	(U.S. $)
Collateralized Debt Obligations (continued)
#•	Halcyon Structured
	Asset Management
	Long Secured/
	Short Unsecured
	Series 2006-1A A 144A
	0.495% 10/12/18	2,580,161	$2,552,192
#•	Kingsland I
	Series 2005-1A A1A
	144A 0.53% 6/13/19	1,997,258	1,986,933
#@•	Landmark V CDO
	Series 2005-1A A1L
	144A 0.587% 6/1/17	437,609	432,817
Total Collateralized Debt
	Obligations (cost $14,648,228)		14,602,912

Commercial Mortgage-Backed Securities – 2.51%
	BAML Commercial Mortgage
	• Series 2005-6 A4
	5.188% 9/10/47	1,615,000	1,773,126
	Series 2006-4 A4
	5.634% 7/10/46	1,070,000	1,202,493
#•	Bank of America Re-REMIC
	Trust Series 2009-
	UB2 A4AA 144A
	5.675% 2/24/51	2,200,000	2,548,239
•	Bear Stearns
	Commercial Mortgage
	Securities Trust
	Series 2005-PW10 A4
	5.405% 12/11/40	540,000	594,566
	Series 2005-T20 A4A
	5.147% 10/12/42	990,000	1,084,709
	Series 2006-PW12 A4
	5.718% 9/11/38	895,000	1,009,603
•	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A4
	5.703% 11/25/36	645,633	644,124
	Series 2006-3 A5
	5.948% 11/25/36	900,000	869,788
	Citigroup Commercial
	Mortgage Trust
	Series 2012-GC8 A4
	3.024% 9/10/45	675,000	690,875
•	COMM Mortgage
	Trust Series 2005-C6
	A5A 5.116% 6/10/44	480,000	521,462
•t	Commercial Mortgage Pass
	Through Certificates
	Series 2006-C1 AAB
	5.407% 2/15/39	72,422	75,054
	# Series 2010-UD1 A
	144A 5.766% 6/18/17	2,200,000	2,473,351
	Series 2013-CR6 A2
	2.122% 3/10/46	1,005,000	1,034,186
#	DB-UBS Mortgage
	Trust 144A
	Series 2011-LC1A A3
	5.002% 11/10/46	1,070,000	1,259,478
	• Series 2011-LC1A C
	5.557% 11/10/46	380,000	439,251
#•	FREMF Mortgage Trust
	Series 2012-K21 B
	144A 3.939% 7/25/45	395,000	407,209
	Goldman Sachs Mortgage
	Securities II
	• Series 2004-GG2 A6
	5.396% 8/10/38	570,000	595,322
	Series 2005-GG4 A4A
	4.751% 7/10/39	1,215,000	1,293,547
	• Series 2006-GG6 A4
	5.553% 4/10/38	595,000	657,841
	#• Series 2007-EOP A1
	144A 1.103% 3/6/20	632,766	632,950
	#• Series 2007-GG10 J
	144A 5.787% 8/10/45	1,956,000	391
	# Series 2010-C1 A2
	144A 4.592% 8/10/43	915,000	1,052,691
	#• Series 2010-C1 C 144A
	5.635% 8/10/43	375,000	428,178
•	Greenwich Capital
	Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/1/37	1,155,000	1,260,538
	Series 2006-GG7 A4
	5.866% 7/10/38	1,140,000	1,287,025
#	GS Mortgage Securities Trust
	Series 2012-ALOH B
	144A 4.049% 4/10/34	385,000	412,166
	JPMorgan Chase Commercial
	Mortgage Securities
	• Series 2005-LDP3 A4A
	4.936% 8/15/42	450,000	486,278
	• Series 2005-LDP5 A4
	5.201% 12/15/44	2,063,000	2,261,225
	Series 2007-LDPX A3
	5.42% 1/15/49	1,140,000	1,296,228
	Series 2011-C5 A3
	4.171% 8/15/46	1,055,000	1,179,527
	LB-UBS Commercial
	Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31	319,352	327,387
	Morgan Stanley-BAML Trust
	Series 2013-C8 AS
	3.376% 12/15/48	600,000	614,849
	• Series 2013-C8 B
	3.676% 12/15/48	325,000	335,220

(continues)       41

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A
	4.989% 8/13/42	USD	240,000	$258,345
	• Series 2007-T27 A4
	5.651% 6/11/42		1,740,000	2,035,541
	NCUA Guaranteed Notes
	Trust Series 2010-C1
	A2 2.90% 10/29/20		390,000	415,627
#	OBP Depositor Trust
	Series 2010-OBP A
	144A 4.646% 7/15/45		585,000	673,219
#	Timberstar Trust
	Series 2006-1A A 144A
	5.668% 10/15/36		515,000	587,979
#	VNO Mortgage Trust
	Series 2012-6AVE A
	144A 2.996% 11/15/30		1,330,000	1,338,938
	WF-RBS Commercial
	Mortgage Trust
	Series 2012-C9 A3
	2.87% 11/15/45		540,000	544,750
	Series 2012-C9 B
	3.84% 11/15/45		195,000	202,158
	Series 2013-C11 A5
	3.071% 3/15/45		455,000	466,089
	Series 2013-C11 AS
	3.311% 3/15/45		280,000	285,398
Total Commercial Mortgage-
	Backed Securities
	(cost $36,684,923)			37,556,921

Convertible Bonds – 1.65%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 4/30/15		541,000	540,324
#	Alaska Communications
	Systems Group 144A
	6.25% exercise price
	$10.28, expiration
	date 4/27/18		490,000	354,944
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/13/25		415,000	416,816
	Alere 3.00% exercise price
	$43.98, expiration
	date 5/15/16		577,000	569,788
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		508,000	553,085
*ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/12/27		945,000	756,591
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		485,000	482,272
#	Blucora 144A 4.25%
	exercise price $21.66,
	expiration date 9/28/18		315,000	327,797
	Chesapeake Energy
	2.25% exercise price
	$85.61, expiration
	date 12/14/38		193,000	172,253
	2.50% exercise price
	$51.14, expiration
	date 5/15/37		205,000	197,441
#	Ciena 144A 3.75% exercise
	price $20.17, expiration
	date 10/15/18		584,000	665,030
#	Clearwire Communications
	144A 8.25% exercise
	price $7.08, expiration
	date 11/30/40		377,000	421,769
#	Corporate Office Properties
	144A 4.25% exercise
	price $47.96 expiration
	date 4/12/30		454,000	473,863
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		575,000	461,438
ϕ	General Cable 4.50%
	exercise price
	$36.75, expiration
	date 11/15/29		660,000	825,825
	Gilead Sciences 1.625%
	exercise price $22.71,
	expiration date 5/1/16		221,000	480,124
	Helix Energy Solutions
	Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32		618,000	760,526
ϕ	Hologic 2.00% exercise
	price $31.17,
	expiration date 2/27/42		606,000	636,300
#	Iconix Brand Group 144A
	2.50% exercise price
	$30.75, expiration
	date 5/31/16		433,000	483,066
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		289,000	278,885
	Intel 3.25% exercise price
	$22.20, expiration
	date 8/1/39		607,000	731,817
	International Game
	Technology 3.25%
	exercise price $19.93,
	expiration date 5/1/14		231,000	249,624

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	Jefferies Group 3.875%
	exercise price
	$45.82, expiration
	date 10/31/29	USD	609,000	$628,412
	L-3 Communications
	Holdings 3.00%
	exercise price $91.21,
	expiration date 8/1/35		391,000	397,354
	Leap Wireless International
	4.50% exercise price
	$93.21, expiration
	date 7/10/14		599,000	613,226
#	Lexington Realty Trust 144A
	6.00% exercise price
	$6.93, expiration
	date 1/11/30		257,000	448,626
	Linear Technology 3.00%
	exercise price $42.07,
	expiration date 4/30/27		508,000	544,195
	Live Nation Entertainment
	2.875% exercise price
	$27.14, expiration
	date 7/14/27		628,000	632,710
	MGM Resorts International
	4.25% exercise price
	$18.58, expiration
	date 4/10/15		741,000	806,301
#	Molina Healthcare 144A
	1.125% exercise price
	$40.77, expiration
	date 1/13/20		89,000	89,445
	Mylan 3.75% exercise price
	$13.32, expiration
	date 9/15/15		254,000	564,039
	Nuance Communications
	2.75% exercise
	price $32.30,
	expiration date 11/1/31		857,000	889,672
	NuVasive 2.75% exercise
	price $42.13,
	expiration date 6/30/17		1,226,000	1,198,414
#	Opko Health 144A 3.00%
	exercise price $7.07,
	expiration date 1/28/33		140,000	155,400
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		633,000	639,726
*	Peabody Energy 4.75%
	exercise price
	$57.95, expiration
	date 12/15/41		341,000	279,620
	PHH 4.00% exercise price
	$25.80, expiration
	date 8/27/14		888,000	980,684
*	Rovi 2.625% exercise price
	$47.36, expiration
	date 2/10/40		292,000	298,388
#	Ryman Hospitality Properties
	144A 3.75% exercise
	price $22.23,
	expiration date 9/29/14		301,000	621,753
	SanDisk 1.50% exercise
	price $52.37,
	expiration date 8/11/17		644,000	833,174
	SBA Communications
	4.00% exercise price
	$30.38, expiration
	date 9/29/14		168,000	401,415
	Steel Dynamics 5.125%
	exercise price $17.25,
	expiration date 6/15/14		187,000	210,843
#	TIBCO Software 144A
	2.25% exercise price
	$50.57, expiration
	date 4/30/32		1,051,000	1,022,753
#	Titan Machinery 144A
	3.75% exercise price
	$43.17, expiration
	date 4/30/19		306,000	309,251
•	Vector Group 2.50%
	exercise price $18.50,
	expiration date 1/14/19		167,000	195,130
	VeriSign 3.25% exercise
	price $34.37,
	expiration date 8/15/37		463,000	688,423
#	WellPoint 144A 2.75%
	exercise price
	$75.57, expiration
	date 10/15/42		411,000	451,073
Total Convertible Bonds
	(cost $23,141,665)			24,739,605

Corporate Bonds – 36.03%
Banking – 8.05%
	Abbey National
	Treasury Services
	4.00% 4/27/16		670,000	712,974
	AgriBank 9.125% 7/15/19		845,000	1,140,472
#•	Banco Bradesco 144A
	2.39% 5/16/14		1,300,000	1,316,379
#	Banco BTG Pactual 144A
	4.00% 1/16/20		760,000	735,300
	Banco do Brasil
	3.875% 10/10/22		3,650,000	3,540,499
	#144A 6.00% 1/22/20		3,000,000	3,472,500
#	Banco Mercantil
	del Norte 144A
	4.375% 7/19/15		400,000	423,000
	@•6.862% 10/13/21		520,000	556,400
#•	Banco Santander Brazil 144A
	2.38% 3/18/14		2,000,000	2,005,490
#	Banco Santander Chile 144A
	3.75% 9/22/15		2,200,000	2,317,641
(continues)       43

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
#	Banco Santander
	Mexico 144A
	4.125% 11/9/22	USD	1,270,000	$1,279,525
#	Banco Votorantim 144A
	• 3.284% 3/28/14		2,000,000	2,057,760
	*@ 5.25% 2/11/16		2,300,000	2,455,250
	Bancolombia
	5.125% 9/11/22		677,000	683,770
#	Bank Nederlandse
	Gemeenten 144A
	2.50% 1/23/23		1,772,000	1,771,968
	Bank of America
	2.00% 1/11/18		1,410,000	1,404,883
	3.30% 1/11/23		525,000	518,754
	3.875% 3/22/17		635,000	683,739
	5.65% 5/1/18		1,000,000	1,158,104
	6.00% 9/1/17		1,200,000	1,394,509
	7.375% 5/15/14		100,000	107,047
	7.625% 6/1/19		800,000	1,017,521
*	Barclays Bank
	7.625% 11/21/22		825,000	815,719
	BB&T 5.25% 11/1/19		1,146,000	1,322,509
	BBVA US Senior
	4.664% 10/9/15		550,000	564,343
#	Caixa Economica
	Federal 144A
	2.375% 11/6/17		1,030,000	1,003,220
#	CIT Group 144A
	5.25% 4/1/14		1,350,000	1,405,688
	Citigroup
	• 0.576% 11/5/14		4,600,000	4,582,979
	• 1.755% 1/13/14		500,000	504,654
	4.587% 12/15/15		200,000	216,932
	5.50% 10/15/14		600,000	640,495
	6.125% 5/15/18		1,900,000	2,266,067
	8.50% 5/22/19		1,400,000	1,867,495
	City National 5.25% 9/15/20		755,000	851,047
#	DnB Bank 144A
	3.20% 4/3/17		3,300,000	3,498,525
	Eksportfinans
	• 0.505% 4/5/13		500,000	499,902
	1.60% 3/20/14	JPY	2,000,000	20,793
	1.875% 4/2/13	USD	500,000	500,000
	2.00% 9/15/15		1,300,000	1,248,850
	2.375% 5/25/16		500,000	475,980
	3.00% 11/17/14		300,000	298,617
	4.75% 6/11/13	EUR	100,000	129,257
	5.50% 5/25/16	USD	200,000	207,903
	5.50% 6/26/17		300,000	311,393
	Export-Import Bank of Korea
	1.25% 11/20/15		400,000	401,246
	4.375% 9/15/21		600,000	666,101
	5.00% 4/11/22		2,000,000	2,322,570
	5.125% 3/16/15		200,000	216,073
	5.125% 6/29/20		1,500,000	1,731,446
	5.875% 1/14/15		950,000	1,032,148
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		1,210,000	1,217,563
	Goldman Sachs Group
	• 0.575% 5/18/15	EUR	100,000	126,966
	• 0.702% 7/22/15	USD	200,000	198,067
	• 0.734% 3/22/16		300,000	296,803
	• 0.805% 1/12/15		700,000	697,264
	3.375% 2/1/18	CAD	468,000	468,182
	3.70% 8/1/15	USD	900,000	951,679
	5.15% 1/15/14		2,000,000	2,070,438
	6.25% 9/1/17		1,100,000	1,293,369
#	Halkbank 144A
	3.875% 2/5/20		570,000	562,875
#•	HBOS Capital Funding 144A
	6.071% 6/29/49		300,000	269,625
#	HSBC Bank 144A
	1.625% 8/12/13		2,300,000	2,311,035
	4.75% 1/19/21		1,095,000	1,253,944
	HSBC Holdings
	4.00% 3/30/22		615,000	662,952
	ICICI Bank
	5.50% 3/25/15		2,100,000	2,231,664
	# 144A 5.50% 3/25/15		3,300,000	3,506,900
	JPMorgan Chase
	• 0.879% 5/31/17	EUR	2,400,000	3,022,602
	2.92% 9/19/17	CAD	720,000	720,475
	3.15% 7/5/16	USD	100,000	106,111
	3.20% 1/25/23		950,000	950,448
	• 4.375% 11/30/21	EUR	2,600,000	3,468,925
	4.40% 7/22/20	USD	400,000	444,110
	# 144A 6.00% 6/19/13	BRL	141,500	1,831,708
	6.30% 4/23/19	USD	300,000	366,897
	KeyBank 6.95% 2/1/28		1,220,000	1,520,502
	KFW 6.25% 5/19/21	AUD	2,300,000	2,704,386
	Morgan Stanley
	• 0.605% 1/9/14	USD	500,000	498,947
	• 1.902% 1/24/14		700,000	705,916
	3.45% 11/2/15		1,000,000	1,048,625
	3.75% 2/25/23		545,000	552,011
	7.30% 5/13/19		2,700,000	3,345,449
	7.375% 2/22/18	AUD	1,836,000	2,080,956
	7.60% 8/8/17	NZD	574,000	513,456
•	National City Bank
	0.651% 6/7/17	USD	325,000	321,614
#•	Nordea Bank 144A
	1.205% 1/14/14		3,000,000	3,019,770
	PNC Bank 6.875% 4/1/18		1,415,000	1,758,070
	PNC Funding 5.625% 2/1/17		195,000	222,931
#•	PNC Preferred Funding
	Trust II 144A
	1.503% 3/31/49		1,600,000	1,408,000

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
•	Royal Bank of Scotland
	9.50% 3/16/22	USD	300,000	$346,610
#	Sberbank 144A
	6.125% 2/7/22		765,000	856,800
#	Standard Chartered 144A
	3.95% 1/11/23		1,125,000	1,122,686
•	SunTrust Bank
	0.578% 8/24/15		505,000	497,522
	SVB Financial Group
	5.375% 9/15/20		190,000	215,728
	UBS
	2.25% 1/28/14		1,104,000	1,118,946
	5.875% 12/20/17		1,163,000	1,380,864
	U.S. Bank
	4.95% 10/30/14		1,000,000	1,065,779
•	USB Capital IX
	3.50% 10/29/49		1,820,000	1,692,782
#•	USB Realty 144A
	1.451% 12/22/49		100,000	87,125
•	Wachovia
	0.674% 10/15/16		255,000	252,301
	Wells Fargo
	3.45% 2/13/23		1,735,000	1,750,291
	Zions Bancorp
	4.50% 3/27/17		520,000	555,934
	7.75% 9/23/14		280,000	304,520
				120,334,560
Basic Industry – 2.51%
	Airgas
	1.65% 2/15/18		715,000	716,967
	2.375% 2/15/20		1,590,000	1,589,076
	AK Steel 7.625% 5/15/20		170,000	149,600
	ArcelorMittal
	10.35% 6/1/19		830,000	1,049,370
	Barrick Gold 3.85% 4/1/22		665,000	681,070
	Barrick North America
	Finance 4.40% 5/30/21		375,000	401,121
	Cabot
	2.55% 1/15/18		1,565,000	1,610,556
	3.70% 7/15/22		495,000	503,399
	Century Aluminum
	8.00% 5/15/14		279,000	280,744
	CF Industries
	6.875% 5/1/18		1,570,000	1,883,162
	7.125% 5/1/20		260,000	322,604
	Compass Minerals
	International
	8.00% 6/1/19		268,000	292,120
#	CSN Resources 144A
	6.50% 7/21/20		2,600,000	2,793,699
	Dow Chemical
	8.55% 5/15/19		2,322,000	3,125,079
	DuPont (E.I.) de Nemours
	2.80% 2/15/23		3,590,000	3,653,951
#	FMG Resources August
	2006 144A
	* 6.875% 4/1/22		65,000	68,331
	7.00% 11/1/15		250,000	263,125
#	Freeport-McMoRan
	Copper & Gold 144A
	3.875% 3/15/23		2,035,000	2,044,988
#	Georgia Gulf 144A
	4.875% 5/15/23		115,000	117,444
	Georgia-Pacific
	8.00% 1/15/24		1,757,000	2,436,188
#	Gerdau Trade 144A
	5.75% 1/30/21		4,300,000	4,611,749
	HD Supply
	*# 144A 7.50% 7/15/20		151,000	159,305
	11.00% 4/15/20		150,000	182,625
	Headwaters
	7.625% 4/1/19		375,000	403,125
	International Paper
	6.00% 11/15/41		315,000	367,832
	9.375% 5/15/19		165,000	227,044
	LyondellBasell Industries
	5.75% 4/15/24		425,000	500,438
	6.00% 11/15/21		240,000	285,600
#	MacDermid 144A
	9.50% 4/15/17		251,000	260,726
#	Mexichem 144A
	4.875% 9/19/22		850,000	903,125
	Mohawk Industries
	6.375% 1/15/16		146,000	163,520
#	Murray Energy 144A
	10.25% 10/15/15		237,000	239,074
	Norcraft 10.50% 12/15/15		169,000	177,239
	Nortek 8.50% 4/15/21		325,000	362,375
	Novelis 8.75% 12/15/20		375,000	424,688
#	Phosagro 144A
	4.204% 2/13/18		1,228,000	1,226,465
#	Polyone 144A
	5.25% 3/15/23		190,000	192,375
	Rockwood Specialties Group
	4.625% 10/15/20		170,000	174,888
#	Ryerson 144A
	9.00% 10/15/17		200,000	219,250
	11.25% 10/15/18		85,000	88,613
#	Samarco Mineracao 144A
	4.125% 11/1/22		894,000	872,097
	Southern Copper
	3.50% 11/8/22		275,000	275,059
	5.25% 11/8/42		1,020,000	970,909
#	TPC Group 144A
	8.75% 12/15/20		155,000	162,169
#	U.S. Coatings Acquisition
	144A 7.375% 5/1/21		150,000	158,438
				37,591,322

(continues)       45

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Brokerage – 0.89%
	Bear Stearns 7.25% 2/1/18	USD	2,000,000	$2,488,148
#t	Citicorp Lease Pass Through
	Trust Series 1999-1
	144A 8.04% 12/15/19		400,000	509,376
	Jefferies Group
	5.125% 1/20/23		555,000	588,756
	6.45% 6/8/27		296,000	328,560
	6.50% 1/20/43		205,000	219,273
	Lazard Group
	6.85% 6/15/17		1,087,000	1,250,927
	Merrill Lynch
	6.875% 4/25/18		2,325,000	2,809,395
	6.875% 11/15/18		4,200,000	5,162,103
				13,356,538
Capital Goods – 0.46%
	Anixter 10.00% 3/15/14		101,000	108,575
#	Ardagh Packaging Finance
	144A 7.00% 11/15/20		200,000	206,000
	Berry Plastics
	9.75% 1/15/21		265,000	311,044
	Case New Holland
	7.75% 9/1/13		163,000	167,320
#	Cemex 144A
	•5.283% 9/30/15		471,000	490,429
	5.875% 3/25/19		235,000	237,938
	*9.50% 6/15/18		650,000	758,875
*#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		250,000	278,750
#	Consolidated Container
	144A 10.125% 7/15/20		155,000	170,500
#	Crown Americas 144A
	4.50% 1/15/23		115,000	112,125
	Kratos Defense &
	Security Solutions
	10.00% 6/1/17		145,000	160,225
#	Plastipak Holdings 144A
	10.625% 8/15/19		201,000	231,150
	Reynolds Group Issuer
	9.00% 4/15/19		730,000	775,625
	Rock Tenn 4.00% 3/1/23		160,000	162,128
#	Sealed Air 144A
	6.50% 12/1/20		230,000	253,000
#	Silver II Borrower 144A
	7.75% 12/15/20		150,000	160,500
#	URS 144A
	4.10% 4/1/17		450,000	468,085
	5.25% 4/1/22		480,000	504,867
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,180,000	1,289,149
				6,846,285
Communications – 3.46%
	AMC Networks
	4.75% 12/15/22		260,000	260,000
	America Movil
	3.125% 7/16/22		665,000	653,795
	5.00% 3/30/20		720,000	813,379
	American Tower
	5.90% 11/1/21		1,030,000	1,208,943
	AT&T 2.625% 12/1/22		965,000	933,721
	Bell Canada 3.35% 3/22/23	CAD	1,051,000	1,041,978
#	Brasil Telecom 144A
	5.75% 2/10/22	USD	1,358,000	1,422,504
#	CC Holdings 144A
	3.849% 4/15/23		450,000	454,297
	CCO Holdings
	5.25% 9/30/22		230,000	227,125
	7.375% 6/1/20		105,000	116,944
	CenturyLink 5.80% 3/15/22		1,160,000	1,176,536
	Clear Channel Communications
	9.00% 3/1/21		150,000	140,813
	Clear Channel
	Worldwide Holdings
	7.625% 3/15/20		320,000	335,350
#	Clearwire Communications
	144A 12.00% 12/1/15		219,000	236,657
#	Columbus International
	144A 11.50% 11/20/14		460,000	517,500
	Comcast 5.70% 5/15/18		1,000,000	1,203,910
#	Cox Communications 144A
	3.25% 12/15/22		1,260,000	1,282,673
#	Crown Castle Towers 144A
	4.883% 8/15/20		1,805,000	2,080,861
	CSC Holdings
	6.75% 11/15/21		115,000	129,519
	Deutsche Telekom
	International Finance
	#144A 2.25% 3/6/17		510,000	522,952
	4.25% 7/13/22	EUR	850,000	1,267,466
#	Digicel 144A
	6.00% 4/15/21	USD	595,000	593,513
	8.25% 9/1/17		100,000	106,750
#	Digicel Group 144A
	8.25% 9/30/20		240,000	255,600
	10.50% 4/15/18		400,000	449,000
#	DigitalGlobe 144A
	5.25% 2/1/21		85,000	84,788
	DIRECTV Holdings
	5.15% 3/15/42		630,000	611,086
	Discovery Communications
	3.25% 4/1/23		1,030,000	1,047,258
	DISH DBS
	5.875% 7/15/22		145,000	152,794
	7.875% 9/1/19		268,000	318,920
	Entravision Communications
	8.75% 8/1/17		102,000	110,925

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Intelsat Bermuda
	11.25% 2/4/17	USD	420,000	$447,825
	Intelsat Jackson Holdings
	7.25% 10/15/20		195,000	214,988
	Intelsat Luxembourg
	#144A 7.75% 6/1/21		265,000	270,300
	#144A 8.125% 6/1/23		70,000	71,400
	11.50% 2/4/17		410	436
	#144A 11.50% 2/4/17		105,000	111,563
	Interpublic Group
	2.25% 11/15/17		15,000	15,013
	3.75% 2/15/23		670,000	651,320
	4.00% 3/15/22		1,065,000	1,074,246
	Lamar Media 5.00% 5/1/23		275,000	276,375
	Level 3 Communications
	11.875% 2/1/19		150,000	176,625
	Level 3 Financing
	10.00% 2/1/18		213,000	236,430
#	MDC Partners 144A
	6.75% 4/1/20		160,000	162,400
	MetroPCS Wireless
	#144A 6.25% 4/1/21		25,000	25,531
	6.625% 11/15/20		150,000	157,313
#	Myriad International
	Holdings 144A
	6.375% 7/28/17		965,000	1,091,705
#	Nara Cable Funding 144A
	8.875% 12/1/18		420,000	442,050
#	NBCUniversal
	Enterprise 144A
	1.662% 4/15/18		475,000	476,415
	1.974% 4/15/19		360,000	361,508
	Nielsen Finance
	11.625% 2/1/14		82,000	88,765
#	Qtel International
	Finance 144A
	3.25% 2/21/23		420,000	413,175
	4.50% 1/31/43		300,000	289,500
	4.75% 2/16/21		2,000,000	2,234,999
	Qwest 6.75% 12/1/21		565,000	651,628
#	SES 144A 3.60% 4/4/23		870,000	878,230
#	Sinclair Television
	Group 144A
	5.375% 4/1/21		200,000	199,500
	6.125% 10/1/22		115,000	121,038
#	Sirius XM Radio 144A
	8.75% 4/1/15		250,000	279,375
	Sprint Capital
	8.75% 3/15/32		162,000	193,995
	Sprint Nextel
	6.00% 12/1/16		145,000	157,688
	8.375% 8/15/17		155,000	181,156
	9.125% 3/1/17		250,000	296,875
#	TBG Global PTE 144A
	4.625% 4/3/18		400,000	403,000
#	Telefonica Chile 144A
	3.875% 10/12/22		1,180,000	1,164,305
	Telefonica Emisiones
	5.462% 2/16/21		340,000	366,761
	6.421% 6/20/16		815,000	905,929
	Telesat Canada
	#144A 6.00% 5/15/17		190,000	199,500
	12.50% 11/1/17		85,000	91,163
	Time Warner Cable
	5.85% 5/1/17		375,000	435,894
	6.75% 7/1/18		1,500,000	1,847,956
	8.25% 4/1/19		1,080,000	1,407,598
#	Univision
	Communications 144A
	6.75% 9/15/22		110,000	119,350
	6.875% 5/15/19		265,000	284,875
#	UPC Holding 144A
	9.875% 4/15/18		170,000	190,613
#	UPCB Finance III 144A
	6.625% 7/1/20		520,000	561,600
	Verizon Communications
	8.75% 11/1/18		2,340,000	3,150,559
	Viacom 3.25% 3/15/23		850,000	855,464
#	VimpelCom 144A
	7.748% 2/2/21		1,020,000	1,144,950
	Virgin Media Finance
	8.375% 10/15/19		134,000	150,415
	Virgin Media Secured
	Finance 6.50% 1/15/18		2,470,000	2,642,899
#	Vivendi 144A
	3.45% 1/12/18		830,000	860,244
	6.625% 4/4/18		1,155,000	1,352,121
	Vodafone Group
	2.95% 2/19/23		930,000	928,874
	West 7.875% 1/15/19		355,000	379,850
#	Wind Acquisition Finance
	144A 11.75% 7/15/17		175,000	186,375
	Windstream 7.50% 4/1/23		80,000	85,200
				51,722,419
Consumer Cyclical – 2.49%
#	ADT 144A 4.125% 6/15/23		575,000	597,876
#	Algeco Scotsman Global
	Finance 144A
	8.50% 10/15/18		280,000	301,700
	10.75% 10/15/19		335,000	348,400
	Amazon.com
	2.50% 11/29/22		1,190,000	1,160,549
	American Axle &
	Manufacturing
	6.25% 3/15/21		275,000	283,250
	Ameristar Casinos
	7.50% 4/15/21		285,000	313,856
	ArvinMeritor
	8.125% 9/15/15		238,000	252,875

(continues)       47

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	Chrysler Group
	8.25% 6/15/21	USD	305,000	$341,981
	CKE Restaurants
	11.375% 7/15/18		232,000	270,280
#	Daimler Finance North
	America 144A
	2.25% 7/31/19		895,000	900,255
	Darden Restaurants
	3.35% 11/1/22		695,000	662,314
	Dave & Buster’s
	11.00% 6/1/18		75,000	85,219
	Delphi 6.125% 5/15/21		545,000	602,225
	Dollar General
	4.125% 7/15/17		175,000	188,781
	eBay 4.00% 7/15/42		955,000	879,853
	Ford Motor
	7.45% 7/16/31		655,000	831,664
	Ford Motor Credit
	3.875% 1/15/15		2,200,000	2,288,033
	3.984% 6/15/16		485,000	514,223
	5.00% 5/15/18		725,000	800,335
	5.875% 8/2/21		200,000	229,170
	7.00% 4/15/15		1,100,000	1,216,535
	8.00% 6/1/14		300,000	322,822
	8.70% 10/1/14		4,100,000	4,549,576
	12.00% 5/15/15		480,000	583,511
	Hanesbrands
	6.375% 12/15/20		255,000	278,906
	Historic TW
	6.875% 6/15/18		2,015,000	2,516,980
	Host Hotels & Resorts
	3.75% 10/15/23		520,000	523,333
	4.75% 3/1/23		845,000	912,600
	5.25% 3/15/22		280,000	312,200
	5.875% 6/15/19		295,000	325,606
	Hughes Satellite Systems
	7.625% 6/15/21		125,000	143,594
#	Hyundai Capital
	America 144A
	2.125% 10/2/17		705,000	711,502
	Levi Strauss
	6.875% 5/1/22		130,000	143,000
	#144A 6.875% 5/1/22		75,000	82,500
	7.625% 5/15/20		100,000	110,500
	M/I Homes
	8.625% 11/15/18		225,000	250,875
	Macy’s Retail Holdings
	5.90% 12/1/16		325,000	377,908
	MGM Resorts International
	7.75% 3/15/22		65,000	72,475
	11.375% 3/1/18		579,000	739,673
	Pinnacle Entertainment
	8.75% 5/15/20		140,000	154,525
*	Quiksilver 6.875% 4/15/15		355,000	355,000
#	QVC 144A 4.375% 3/15/23		1,015,000	1,028,156
	Rite Aid 9.25% 3/15/20		225,000	255,094
	Royal Caribbean Cruises
	5.25% 11/15/22		5,000	5,088
	7.00% 6/15/13		250,000	252,813
	Ryland Group
	8.40% 5/15/17		172,000	205,325
	Sally Holdings 5.75% 6/1/22		230,000	241,213
#	Sealy Mattress 144A
	10.875% 4/15/16		45,000	47,644
	Standard Pacific
	10.75% 9/15/16		248,000	308,760
*#	Tenedora Nemak 144A
	5.50% 2/28/23		640,000	649,600
	Tomkins 9.00% 10/1/18		99,000	110,756
#	TRW Automotive 144A
	4.50% 3/1/21		255,000	260,100
#	Volkswagen International
	Finance 144A
	1.625% 8/12/13		2,800,000	2,812,180
	Walgreen 3.10% 9/15/22		1,420,000	1,408,025
#	Wesfarmers 144A
	1.874% 3/20/18		625,000	631,120
	Western Union
	2.875% 12/10/17		400,000	406,408
	3.65% 8/22/18		460,000	475,221
	Wyndham Worldwide
	2.50% 3/1/18		480,000	483,264
	4.25% 3/1/22		350,000	367,227
	5.625% 3/1/21		450,000	506,168
	Wynn Las Vegas
	7.75% 8/15/20		170,000	191,463
				37,182,085
Consumer Non-Cyclical – 3.36%
	Accellent 8.375% 2/1/17		150,000	160,125
	Air Medical Group Holdings
	9.25% 11/1/18		203,000	225,838
#	Alere 144A 7.25% 7/1/18		60,000	64,050
	Altria Group
	9.70% 11/10/18		338,000	470,925
	Amgen 3.875% 11/15/21		405,000	442,839
*#	Anadolu Efes Biracilik Ve
	Malt Sanayii 144A
	3.375% 11/1/22		755,000	722,913
	Anheuser-Busch InBev
	Worldwide
	•0.851% 1/27/14		3,800,000	3,812,368
	5.375% 1/15/20		1,000,000	1,207,844
#	ARAMARK 144A
	5.75% 3/15/20		80,000	82,200
#	Avis Budget Car Rental
	144A 5.50% 4/1/23		260,000	260,650
*#	BFF International 144A
	7.25% 1/28/20		380,000	452,200

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	Biomet 144A
	6.50% 8/1/20	USD	180,000	$191,700
	6.50% 10/1/20		55,000	56,822
	Bio-Rad Laboratories
	8.00% 9/15/16		146,000	156,320
	Boston Scientific
	6.00% 1/15/20		550,000	643,790
#	Brasil Foods 144A
	5.875% 6/6/22		685,000	763,775
	Cardinal Health
	3.20% 3/15/23		600,000	598,252
	CareFusion
	#144A 3.30% 3/1/23		735,000	742,055
	6.375% 8/1/19		2,085,000	2,523,814
	Celgene
	3.25% 8/15/22		330,000	334,419
	3.95% 10/15/20		835,000	904,882
	Coca-Cola Enterprises
	1.125% 11/12/13		2,000,000	2,009,154
	Community Health Systems
	8.00% 11/15/19		110,000	122,375
	ConAgra Foods
	3.20% 1/25/23		690,000	689,172
	Constellation Brands
	6.00% 5/1/22		265,000	290,838
#	Cosan Luxembourg 144A
	5.00% 3/14/23		330,000	332,805
	9.50% 3/14/18	BRL	1,035,000	530,756
	Del Monte 7.625% 2/15/19	USD	445,000	463,913
#	Dole Food 144A
	8.00% 10/1/16		123,000	128,535
	Energizer Holdings
	4.70% 5/24/22		1,500,000	1,599,311
#	ESAL 144A 6.25% 2/5/23		745,000	752,450
#	Fresenius Medical Care
	144A 5.875% 1/31/22		245,000	274,706
	Geo Group
	#144A 5.125% 4/1/23		50,000	50,625
	6.625% 2/15/21		145,000	160,044
	GlaxoSmithkline Capital
	2.80% 3/18/23		760,000	766,327
#	H&E Equipment Services
	144A 7.00% 9/1/22		290,000	320,450
	HCA 7.50% 2/15/22		315,000	363,038
	HCA Holdings
	7.75% 5/15/21		355,000	396,491
#	Heineken 144A
	3.40% 4/1/22		1,310,000	1,363,216
#	Imperial Tobacco Finance
	144A 3.50% 2/11/23		1,080,000	1,091,808
	Ingles Markets
	8.875% 5/15/17		196,000	205,800
	Iron Mountain
	7.75% 10/1/19		75,000	83,719
	Jarden
	6.125% 11/15/22		215,000	231,394
	7.50% 1/15/20		30,000	32,813
*	Kinetic Concepts
	12.50% 11/1/19		260,000	258,700
#	Korea Expressway 144A
	1.875% 10/22/17		720,000	720,547
	Laboratory Corp. of
	America Holdings
	2.20% 8/23/17		765,000	774,290
	Medtronic
	2.75% 4/1/23		1,295,000	1,293,419
	4.00% 4/1/43		185,000	180,727
#	Mylan 144A
	3.125% 1/15/23		260,000	256,552
	6.00% 11/15/18		160,000	175,763
	NBTY 9.00% 10/1/18		385,000	432,163
	Newell Rubbermaid
	2.05% 12/1/17		450,000	452,993
#	Pernod-Ricard 144A
	5.75% 4/7/21		1,820,000	2,166,352
	Pfizer 5.35% 3/15/15		4,100,000	4,479,409
	Quest Diagnostics
	4.70% 4/1/21		990,000	1,084,218
*	RadNet Management
	10.375% 4/1/18		125,000	130,938
#	SABMiller Holdings 144A
	2.45% 1/15/17		200,000	208,387
	3.75% 1/15/22		1,025,000	1,099,169
	Scotts Miracle-Gro
	6.625% 12/15/20		125,000	136,875
#	Spectrum Brands
	Escrow 144A
	6.375% 11/15/20		245,000	263,681
	St. Jude Medical
	3.25% 4/15/23		1,655,000	1,665,529
	Tenet Healthcare
	8.00% 8/1/20		95,000	105,094
	United Rentals
	North America
	10.25% 11/15/19		278,000	324,565
#	Woolworths 144A
	4.55% 4/12/21		320,000	360,389
	Yale University
	2.90% 10/15/14		836,000	866,987
	Zimmer Holdings
	3.375% 11/30/21		1,200,000	1,241,896
	4.625% 11/30/19		1,205,000	1,374,616
#	Zoetis 144A 3.25% 2/1/23		3,130,000	3,180,589
				50,311,369
Electric – 2.92%
	AES
	7.375% 7/1/21		84,000	97,860
	8.00% 6/1/20		133,000	158,270

(continues)       49

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Electric (continued)
	Ameren Illinois
	9.75% 11/15/18	USD	1,930,000	$2,661,333
	American Electric Power
	1.65% 12/15/17		2,025,000	2,034,127
#	American Transmission
	Systems 144A
	5.25% 1/15/22		1,225,000	1,422,622
	Appalachian Power
	7.95% 1/15/20		1,000,000	1,342,937
#	APT Pipelines 144A
	3.875% 10/11/22		555,000	552,713
#	Calpine 144A
	7.875% 7/31/20		203,000	223,300
	CenterPoint Energy
	5.95% 2/1/17		830,000	965,195
	CMS Energy
	4.25% 9/30/15		1,465,000	1,579,964
	6.25% 2/1/20		575,000	703,991
	ComEd Financing III
	6.35% 3/15/33		680,000	714,000
	Duquense Light Holdings
	5.50% 8/15/15		756,000	821,041
#•	Electricite de France 144A
	5.25% 12/29/49		1,025,000	1,020,210
	Elwood Energy
	8.159% 7/5/26		205,404	214,647
	Entergy
	3.625% 9/15/15		215,000	224,778
	5.125% 9/15/20		3,000,000	3,299,868
	Exelon Generation
	4.00% 10/1/20		250,000	264,361
	4.25% 6/15/22		1,140,000	1,201,749
•	FPL Group Capital
	6.35% 10/1/66		1,205,000	1,278,300
	6.65% 6/15/67		135,000	144,920
	Great Plains Energy
	5.292% 6/15/22		1,095,000	1,245,013
•	Integrys Energy Group
	6.11% 12/1/66		1,110,000	1,177,565
	Ipalco Enterprises
	5.00% 5/1/18		405,000	439,425
	Jersey Central
	Power & Light
	7.35% 2/1/19		1,000,000	1,275,169
	Kansas City Power & Light
	3.15% 3/15/23		470,000	477,480
	LG&E & KU Energy
	3.75% 11/15/20		965,000	1,026,514
	4.375% 10/1/21		1,230,000	1,347,870
	Mirant Americas
	8.50% 10/1/21		110,000	129,525
#	Narragansett Electric 144A
	4.17% 12/10/42		510,000	502,704
	NRG Energy
	7.875% 5/15/21		190,000	212,325
#	Pedernales Electric
	Cooperative 144A
	6.202% 11/15/32		620,000	651,873
	Pennsylvania Electric
	5.20% 4/1/20		1,105,000	1,262,295
•	PPL Capital Funding
	6.70% 3/30/67		440,000	467,909
	Public Service of Oklahoma
	5.15% 12/1/19		1,170,000	1,368,510
	Puget Energy
	6.00% 9/1/21		340,000	387,066
	6.50% 12/15/20		3,800,000	4,422,873
•	Puget Sound Energy
	6.974% 6/1/67		1,295,000	1,385,958
#	Saudi Electricity Global
	Sukuk 144A
	3.473% 4/8/23		500,000	502,935
	5.06% 4/8/43		355,000	356,244
	SCANA 4.125% 2/1/22		740,000	778,627
#	TAQA Abu Dhabi National
	Energy 144A
	2.50% 1/12/18		285,000	287,280
	Tokyo Electric Power
	4.50% 3/24/14	EUR	1,100,000	1,441,761
•	Wisconsin Energy
	6.25% 5/15/67	USD	1,480,000	1,608,004
				43,681,111
Energy – 3.50%
	Antero Resources Finance
	9.375% 12/1/17		122,000	132,980
	Apache 2.625% 1/15/23		235,000	229,048
	BP Capital Markets
	3.625% 5/8/14		500,000	516,677
	4.75% 3/10/19		160,000	185,579
	Chesapeake Energy
	5.375% 6/15/21		35,000	35,219
	5.75% 3/15/23		90,000	91,463
#	CNOOC Finance 2012 144A
	3.875% 5/2/22		6,675,000	7,046,903
	Comstock Resources
	7.75% 4/1/19		110,000	116,600
	Continental Resources
	5.00% 9/15/22		190,000	202,825
	Ecopetrol 7.625% 7/23/19		1,207,000	1,517,803
#	ENI 144A 4.15% 10/1/20		1,085,000	1,141,077
	Forest Oil 7.25% 6/15/19		207,000	208,035
	Gazprom
	#144A 3.85% 2/6/20		570,000	572,850
	10.50% 3/25/14		500,000	542,475
#	Gazprom Neft 144A
	4.375% 9/19/22		940,000	931,775
	#Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		165,000	169,847

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Hercules Offshore 144A
	10.50% 10/15/17	USD	314,000	$342,260
#	Hilcorp Energy I 144A
	7.625% 4/15/21		135,000	149,175
	Holly 9.875% 6/15/17		217,000	231,919
	Kodiak Oil & Gas
	8.125% 12/1/19		120,000	136,200
	Linn Energy
	#144A 6.25% 11/1/19		60,000	61,650
	6.50% 5/15/19		70,000	73,588
	8.625% 4/15/20		125,000	138,438
	Lukoil International Finance
	6.125% 11/9/20		1,225,000	1,396,500
	Murphy Oil
	2.50% 12/1/17		365,000	366,916
	3.70% 12/1/22		2,435,000	2,370,359
	Newfield Exploration
	5.625% 7/1/24		695,000	719,325
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		340,000	408,850
#	Pertamina Persero 144A
	4.875% 5/3/22		1,045,000	1,089,413
	6.00% 5/3/42		455,000	465,238
	Petrobras
	International Finance
	3.875% 1/27/16		770,000	809,644
	5.375% 1/27/21		1,186,000	1,285,616
	Petrohawk Energy
	7.25% 8/15/18		1,085,000	1,215,418
	Petroleos de Venezuela
	9.00% 11/17/21		3,856,000	3,672,839
	Petroleos Mexicanos
	#144A 3.50% 1/30/23		845,000	845,000
	5.50% 6/27/44		525,000	542,850
	Pride International
	6.875% 8/15/20		2,575,000	3,233,089
#	PTT PCL 144A
	3.375% 10/25/22		900,000	896,851
	Range Resources
	5.75% 6/1/21		95,000	102,363
	8.00% 5/15/19		282,000	310,200
#	Rosneft Oil 144A
	3.149% 3/6/17		345,000	347,588
	4.199% 3/6/22		537,000	533,644
#	Samson Investment 144A
	9.75% 2/15/20		265,000	282,888
	SandRidge Energy
	7.50% 3/15/21		90,000	94,050
	8.125% 10/15/22		140,000	150,150
#	Sinopec Group Overseas
	Development 2012
	144A 2.75% 5/17/17		700,000	731,595
	Southwestern Energy
	7.50% 2/1/18		2,300,000	2,828,063
	Statoil 2.45% 1/17/23		575,000	566,874
	Suburban Propane Partners
	7.375% 8/1/21		105,000	116,288
	Talisman Energy
	5.50% 5/15/42		1,865,000	1,946,907
	TNK-BP Finance
	6.25% 2/2/15		2,100,000	2,248,889
	Total Capital Canada
	2.75% 7/15/23		3,295,000	3,311,405
	Transocean 3.80% 10/15/22		1,535,000	1,515,151
	Weatherford Bermuda
	4.50% 4/15/22		550,000	567,580
	9.625% 3/1/19		775,000	1,013,388
#	Woodside Finance 144A
	8.125% 3/1/14		320,000	340,559
	8.75% 3/1/19		890,000	1,189,238
				52,289,114
Finance Companies – 2.12%
	American Express
	7.00% 3/19/18		6,100,000	7,625,263
#	BM&FBovespa 144A
	5.50% 7/16/20		200,000	223,100
#	CDP Financial 144A
	4.40% 11/25/19		1,260,000	1,444,713
	5.60% 11/25/39		880,000	1,068,319
•	Credit Suisse USA
	0.555% 4/12/13		4,000,000	4,000,444
	E Trade Financial
	6.375% 11/15/19		320,000	340,000
	FTI Consulting
	6.75% 10/1/20		230,000	250,125
	General Electric Capital
	4.25% 1/17/18	NZD	765,000	635,474
	5.55% 5/4/20	USD	610,000	728,633
	6.00% 8/7/19		2,280,000	2,771,817
	•6.25% 12/15/49		1,200,000	1,319,465
	•7.125% 12/15/49		500,000	582,541
#•	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		305,000	288,988
	International Lease Finance
	5.875% 4/1/19		265,000	287,566
	6.25% 5/15/19		565,000	621,500
	8.25% 12/15/20		180,000	220,950
	8.75% 3/15/17		495,000	584,719
#	IPIC GMTN 144A
	5.50% 3/1/22		746,000	869,090
#	LJ VP Holdings 144A
	3.80% 6/18/19		345,000	371,869
#	Nuveen Investments 144A
	9.50% 10/15/20		500,000	525,000
	PHH
	7.375% 9/1/19		170,000	192,950
	9.25% 3/1/16		405,000	474,863

(continues)       51

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
	SLM
	5.375% 5/15/14	USD	1,400,000	$1,465,122
	6.25% 1/25/16		1,300,000	1,426,721
#•	SSIF Nevada 144A
	1.005% 4/14/14		900,000	905,610
#	Temasek Financial I 144A
	2.375% 1/23/23		810,000	784,086
	Waha Aerospace
	3.925% 7/28/20		1,575,000	1,683,281
				31,692,209
Insurance – 1.57%
	American International Group
	#144A 3.75% 11/30/13		600,000	612,344
	6.40% 12/15/20		310,000	384,522
	8.25% 8/15/18		2,820,000	3,661,615
•	Chubb 6.375% 3/29/67		820,000	905,075
#	Highmark 144A
	4.75% 5/15/21		405,000	404,872
	6.125% 5/15/41		150,000	143,044
*•	ING Groep
	5.775% 12/29/49		425,000	405,875
#	ING US 144A
	2.90% 2/15/18		555,000	563,571
	5.50% 7/15/22		830,000	919,996
#	Liberty Mutual Group 144A
	4.95% 5/1/22		760,000	834,877
	6.50% 5/1/42		1,555,000	1,778,024
	•7.00% 3/15/37		180,000	186,300
	MetLife
	6.817% 8/15/18		500,000	623,989
#	MetLife Capital
	Trust IV 144A
	7.875% 12/15/37		300,000	378,750
#	MetLife Capital
	Trust X 144A
	9.25% 4/8/38		1,100,000	1,540,000
#	Metropolitan Life Global
	Funding I 144A
	3.00% 1/10/23		2,295,000	2,303,840
	3.875% 4/11/22		200,000	216,472
#	MultiPlan 144A
	9.875% 9/1/18		330,000	368,363
	Prudential Financial
	3.875% 1/14/15		290,000	305,250
	4.50% 11/15/20		265,000	298,334
	4.50% 11/16/21		80,000	89,155
	•5.625% 6/15/43		440,000	457,600
	•5.875% 9/15/42		555,000	593,156
	6.00% 12/1/17		540,000	644,954
#@	Stone Street Trust 144A
	5.902% 12/15/15		2,300,000	2,501,197
=@#t‡	Twin Reefs Pass Through
	Trust 144A
	0.00% 12/29/49		300,000	0
	WellPoint 3.30% 1/15/23		1,490,000	1,513,023
•	XL Group 6.50% 12/29/49		275,000	270,188
#•	ZFS Finance USA Trust II
	144A 6.45% 12/15/65		500,000	541,250
				23,445,636
Natural Gas – 1.66%
	AmeriGas Finance
	6.50% 5/20/21		82,000	87,740
	6.75% 5/20/20		60,000	65,550
	7.00% 5/20/22		95,000	103,788
#	Atlas Pipeline Partners 144A
	5.875% 8/1/23		85,000	85,000
	Copano Energy
	7.75% 6/1/18		218,000	229,173
	El Paso Pipeline
	6.50% 4/1/20		930,000	1,131,524
•	Enbridge Energy
	8.05% 10/1/37		1,365,000	1,571,253
	Energy Transfer Partners
	3.60% 2/1/23		755,000	752,859
	9.70% 3/15/19		916,000	1,236,228
	Enterprise Products Operating
	•7.034% 1/15/68		1,645,000	1,910,170
	9.75% 1/31/14		1,005,000	1,080,012
#	GDF Suez 144A
	2.875% 10/10/22		780,000	778,121
	GenOn Energy
	9.875% 10/15/20		200,000	230,000
	Kinder Morgan Energy Partners
	3.50% 9/1/23		1,355,000	1,376,595
	5.95% 2/15/18		1,000,000	1,193,549
	9.00% 2/1/19		1,170,000	1,567,183
	NiSource Finance
	5.25% 2/15/43		405,000	425,946
	5.80% 2/1/42		705,000	792,794
	Plains All American Pipeline
	8.75% 5/1/19		1,045,000	1,417,454
@	Ras Laffan Liquefied Natural
	Gas II 5.298% 9/30/20		2,392,500	2,673,618
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		591,456	638,181
#	Rockies Express Pipeline
	144A 6.85% 7/15/18		500,000	513,750
	Spectra Energy Capital
	3.30% 3/15/23		515,000	517,806
	Sunoco Logistics
	Partners Operations
	3.45% 1/15/23		1,320,000	1,308,684
•	TransCanada PipeLines
	6.35% 5/15/67		1,920,000	2,049,971
	Williams Partners Finance
	7.25% 2/1/17		915,000	1,101,638
				24,838,587

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Real Estate – 1.25%
	Alexandria Real Estate
	Equities 4.60% 4/1/22	USD	980,000	$1,058,033
#	American Tower Trust I 144A
	1.551% 3/15/18		350,000	352,659
	3.07% 3/15/23		880,000	891,381
	BRE Properties
	3.375% 1/15/23		770,000	766,225
	Developers Diversified Realty
	4.625% 7/15/22		265,000	287,189
	4.75% 4/15/18		310,000	343,103
	7.50% 4/1/17		625,000	743,618
	7.875% 9/1/20		631,000	803,470
	9.625% 3/15/16		145,000	176,849
	Digital Realty Trust
	5.25% 3/15/21		1,280,000	1,421,687
	5.875% 2/1/20		425,000	484,866
	Duke Realty
	3.625% 4/15/23		625,000	627,116
	HCP 5.375% 2/1/21		2,300,000	2,676,038
	Mack-Cali Realty
	4.50% 4/18/22		635,000	677,809
	National Retail Properties
	3.80% 10/15/22		150,000	153,734
	Qatari Diar Finance
	3.50% 7/21/15		2,100,000	2,207,624
	5.00% 7/21/20		500,000	572,500
	#144A 5.00% 7/21/20		486,000	556,470
	Regency Centers
	4.80% 4/15/21		420,000	467,771
	5.875% 6/15/17		285,000	327,654
	UDR 4.625% 1/10/22		870,000	957,438
	Ventas Realty
	2.70% 4/1/20		580,000	582,819
#	WEA Finance 144A
	4.625% 5/10/21		785,000	877,091
	Weingarten Realty Investors
	3.50% 4/15/23		685,000	683,026
				18,696,170
Technology – 1.16%
*	Amkor Technology
	7.375% 5/1/18		125,000	131,563
#	Avaya 144A
	7.00% 4/1/19		160,000	157,200
	10.50% 3/1/21		300,000	287,250
	Baidu 3.50% 11/28/22		1,385,000	1,407,868
	CDW 12.535% 10/12/17		142,000	153,183
	Equinix
	4.875% 4/1/20		142,000	143,775
	5.375% 4/1/23		98,000	99,715
	First Data
	9.875% 9/24/15		320,000	331,200
	11.25% 3/31/16		160,000	161,600
	#144A 11.25% 1/15/21		230,000	240,350
	GXS Worldwide
	9.75% 6/15/15		514,000	535,203
	Infor US
	9.375% 4/1/19		60,000	68,325
	Intel 2.70% 12/15/22		3,410,000	3,385,713
	Jabil Circuit
	7.75% 7/15/16		82,000	94,813
	Maxim Integrated Products
	3.375% 3/15/23		510,000	514,683
	Microsoft
	2.125% 11/15/22		745,000	729,754
	National Semiconductor
	6.60% 6/15/17		1,395,000	1,694,300
	NetApp
	2.00% 12/15/17		475,000	478,188
	3.25% 12/15/22		590,000	582,047
	Oracle 5.75% 4/15/18		70,000	84,559
#	Samsung Electronics
	America 144A
	1.75% 4/10/17		745,000	756,386
	Symantec
	4.20% 9/15/20		2,585,000	2,765,014
#	Tencent Holdings 144A
	3.375% 3/5/18		1,105,000	1,154,611
	Xerox 6.35% 5/15/18		1,220,000	1,431,432
				17,388,732
Transportation – 0.63%
t	American Airlines 2011-1
	Class A Pass Through
	Trust 5.25% 1/31/21		541,030	589,722
#	Brambles USA 144A
	3.95% 4/1/15		1,660,000	1,733,905
	5.35% 4/1/20		320,000	359,952
	Burlington Northern Santa Fe
	4.45% 3/15/43		310,000	314,852
t	Continental Airlines 2009-2
	Class A Pass Through
	Trust 7.25% 11/10/19		788,922	921,066
t	Delta Air Lines 2007-1
	Class A Pass Through
	Trust 6.821% 8/10/22		344,036	389,621
t	Delta Air Lines 2010-1
	Class A Pass Through
	Trust 6.20% 7/2/18		402,278	458,597
t#	Doric Nimrod Air Finance
	Alpha 2012-1
	Class A Pass
	Through Trust 144A
	5.125% 11/30/24		400,000	430,000
#	ERAC USA Finance 144A
	3.30% 10/15/22		620,000	625,868
	5.25% 10/1/20		1,365,000	1,587,266
#	Penske Truck Leasing 144A
	4.875% 7/11/22		290,000	306,394

(continues)       53

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation (continued)
	Russian Railways
	5.739% 4/3/17	USD	1,000,000	$1,102,500
t	UAL 2009-1 Pass
	Through Trust
	10.40% 11/1/16		317,882	365,564
t	UAL 2009-2A Pass
	Through Trust
	9.75% 1/15/17		222,741	258,380
				9,443,687
Total Corporate Bonds
	(cost $509,568,561)			538,819,824

Municipal Bonds – 0.59%
	Bay Area, California
	Toll Authority
	6.918% 4/1/40		800,000	1,092,360
	7.043% 4/1/50		3,000,000	4,325,609
	California State
	7.30% 10/1/39		200,000	279,890
	Los Angeles, California
	Community College
	District Revenue
	Build America Bond
	6.60% 8/1/42		800,000	1,107,744
	New York City Transitional
	Finance Authority
	5.508% 8/1/37		700,000	861,973
	New York State
	Urban Development
	5.77% 3/15/39		800,000	984,440
	Oregon State Taxable
	Pension 5.892% 6/1/27		65,000	82,961
	Sacramento County,
	California Public
	Finance Authority
	Revenue (Housing Tax
	County Project) Series B
	5.18% 12/1/13
	(NATL-RE) (FGIC)		20,000	20,143
Total Municipal Bonds
	(cost $6,455,539)			8,755,120

Non-Agency Asset-Backed Securities – 3.09%
•	Accredited Mortgage
	Loan Trust
	Series 2006-2 A4
	0.464% 9/25/36		2,000,000	1,178,972
	Series 2007-1 A3
	0.334% 2/25/37		4,474,031	4,031,648
•	Ally Master
	Owner Trust
	Series 2011-1 A1
	1.073% 1/15/16		730,000	733,914
•t	Ameriquest Mortgage
	Securities Asset-Backed
	Pass Through Certificates
	Series 2005-R5 M2
	0.664% 7/25/35		1,400,000	1,295,830
	Series 2005-R7 M2
	0.704% 9/25/35		2,000,000	1,682,998
•t	Argent Securities
	Asset-Backed Pass
	Through Certificates
	Series 2003-W9 M1
	1.239% 1/25/34		474,647	448,846
•	Argent Securities Trust
	Series 2006-M1 A2C
	0.354% 7/25/36		1,602,352	631,525
	Series 2006-M1 A2D
	0.444% 7/25/36		1,602,352	642,633
	Series 2006-W4 A2C
	0.364% 5/25/36		816,224	289,346
#	Avis Budget Rental Car
	Funding AESOP
	Series 2011-2A A 144A
	2.37% 11/20/14		465,000	474,914
•	Bear Stearns Asset-Backed
	Securities I Trust
	Series 2005-FR1 M2
	0.874% 6/25/35		2,000,000	1,381,746
	Series 2007-HE5 1A1
	0.294% 6/25/47		91,525	90,675
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		685,000	822,614
•	Carrington Mortgage Loan
	Trust Series 2006-RFC1
	A2 0.304% 5/25/36		1,156	1,153
	CenterPoint Energy
	Transition Bond
	Series 2012-1 A2
	2.161% 10/15/21		890,000	921,940
	Centex Home Equity
	Series 2002-A AF6
	5.54% 1/25/32		14,506	14,597
#•	Citibank Omni Master Trust
	Series 2009-A14A A14
	144A 2.953% 8/15/18		400,000	414,062
•	Countrywide Asset-Backed
	Certificates
	Series 2004-3 2A
	0.604% 8/25/34		60,609	57,344
	Series 2005-AB2 2A3
	0.589% 11/25/35		1,577,786	1,404,424
	Series 2006-1 AF6
	5.526% 7/25/36		2,321,450	2,208,337
	Series 2006-11 1AF6
	5.361% 9/25/46		1,055,107	898,426

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	Countrywide Asset-Backed Certificates (continued)
	Series 2006-26 2A4
	0.424% 6/25/37	USD	2,000,000	$827,140
	Series 2007-26 2A4
	0.514% 9/25/37		1,000,000	332,106
	Discover Card Master Trust
	Series 2012-A1 A1
	0.81% 8/15/17		685,000	689,160
#	Enterprise Fleet Financing
	Series 2012-1 A2 144A
	1.14% 11/20/17		275,798	276,939
	GE Capital Credit Card
	Master Note Trust
	Series 2012-2 A
	2.22% 1/15/22		365,000	377,890
	Series 2012-6 A
	1.36% 8/17/20		625,000	630,273
#	Golden Credit Card
	Trust 144A
	Series 2012-1A A1
	1.77% 1/15/19		345,000	354,290
	Series 2012-5A A
	0.79% 9/15/17		360,000	360,672
#	Great America
	Leasing Receivables
	Series 2013-1 B 144A
	1.44% 5/15/18		100,000	100,270
•	GSAMP Trust
	Series 2006-HE6 A3
	0.354% 8/25/36		1,900,000	1,182,110
•	Home Equity Mortgage Loan
	Asset-Backed Trust
	Series 2007-A 2A3
	0.444% 4/25/47		2,000,000	1,078,400
•	HSI Asset Securitization Trust
	Series 2006-HE1 2A1
	0.254% 10/25/36		49,513	24,328
#•	MASTR Specialized Loan
	Trust Series 2005-2 A2
	144A 5.006% 7/25/35		54,174	54,867
•	Merrill Lynch Mortgage
	Investors Trust
	Series 2006-FF1 M2
	0.494% 8/25/36		2,000,000	1,758,488
	Series 2007-MLN1 A2A
	0.314% 3/25/37		1,839,393	1,269,183
•	Morgan Stanley ABS Capital I
	Trust Series 2007-HE1
	A2C 0.354% 11/25/36		7,600,000	3,976,130
•	New Century Home Equity
	Loan Trust Series 2005-1
	M2 0.684% 3/25/35		1,400,000	1,154,328
•	RAMP Trust Series 2006-RZ5
	A2 0.384% 8/25/46		1,133,346	1,045,619
•	RASC Trust
	Series 2006-EMX1 A2
	0.434% 1/25/36		155,033	149,169
	Series 2007-KS3 AI2
	0.384% 4/25/37		2,813,415	2,750,499
•	SLM Student Loan Trust
	Series 2005-4 A2
	0.381% 4/26/21		365,151	364,979
	Series 2008-9 A
	1.801% 4/25/23		3,980,388	4,140,876
•	Soundview Home Loan Trust
	Series 2006-WF2 A1
	0.334% 12/25/36		1,659,822	1,587,171
•	Structured Asset
	Investment Loan Trust
	Series 2003-BC2 M1
	1.584% 4/25/33		385,932	332,202
#	TAL Advantage V
	Series 2013-1A A 144A
	2.83% 2/22/38		441,292	442,703
#•	Trafigura Securitisation
	Finance Series
	2012-1A A 144A
	2.603% 10/15/15		500,000	510,156
#	Trinity Rail Leasing
	Series 2012-1A A1
	144A 2.266% 1/15/43		392,463	409,817
•	Vanderbilt Mortgage
	Finance Series 2001-A
	A4 7.235% 6/7/28		41,485	42,567
	World Financial Network
	Credit Card Master
	Trust Series 2012-B A
	1.76% 5/17/21		360,000	366,294
Total Non-Agency
	Asset-Backed Securities
	(cost $46,182,024)			46,214,570

Non-Agency Collateralized Mortgage Obligations – 3.74%
•	ARM Trust
	Series 2004-5 3A1
	2.769% 4/25/35		2,195,956	2,213,910
	Series 2005-10 3A31
	5.046% 1/25/36		1,015,385	947,303
	Series 2006-2 1A4
	3.224% 5/25/36		1,422,140	1,191,055
•	Banc of America Funding
	Trust Series 2006-I 1A1
	2.658% 12/20/36		979,048	982,965
•	Banc of America Mortgage
	Series 2003-D 2A1
	3.119% 5/25/33		968,523	957,508

(continues)       55

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Bank of America Alternative
	Loan Trust
	Series 2005-3 2A1
	5.50% 4/25/20	USD	53,610	$56,154
	Series 2005-6 7A1
	5.50% 7/25/20		176,296	183,411
•	Bear Stearns ARM Trust
	Series 2003-5 2A1
	2.736% 8/25/33		172,102	171,957
	Series 2005-2 A2
	2.793% 3/25/35		363,133	365,516
	Series 2005-5
	2.24% 8/25/35		3,171,974	3,186,004
•	Chase Mortgage Finance
	Series 2005-A1 3A1
	2.912% 12/25/35		334,872	314,289
•	ChaseFlex Trust Series 2006-1
	A4 5.564% 6/25/36		420,000	371,811
•	Citigroup Mortgage Loan
	Trust Series 2004-UST1
	A6 4.804% 8/25/34		45,451	45,828
	Countrywide Alternative
	Loan Trust
	Series 2003-21T1 A2
	5.25% 12/25/33		13,316	13,316
	Series 2004-J1 1A1
	6.00% 2/25/34		3,974	4,057
	Series 2004-J2 7A1
	6.00% 12/25/33		5,130	5,127
	Series 2008-2R 3A1
	6.00% 8/25/37		2,607,776	2,090,221
t	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	•Series 2003-21 A1
	3.105% 5/25/33		3,739	3,746
	Series 2007-4 1A1
	6.00% 5/25/37		3,223,545	2,842,022
	CSMC Mortgage-Backed Trust
	#Series 2005-1R 2A5
	144A 5.75% 12/26/35		4,504,930	3,852,905
	Series 2007-1 5A14
	6.00% 2/25/37		752,042	688,232
	•Series 2007-3 4A6
	0.454% 4/25/37		1,030,799	867,007
	@•✗Series 2007-3 4A12
	6.546% 4/25/37		1,030,799	163,094
	Series 2007-3 4A15
	5.50% 4/25/37		457,707	442,517
	Series 2007-5 3A19
	6.00% 8/25/37		1,331,917	1,350,193
	Series 2007-5 10A2
	6.00% 4/25/29		516,937	550,826
#•	Deutsche Mortgage
	Securities Re-Remic
	Trust Certificate
	Series 2005-WF1 1A3
	144A 5.228% 6/26/35		1,720,000	1,747,687
•t	First Horizon Mortgage
	Pass Through Trust
	Series 2005-AR2 2A1
	2.575% 6/25/35		332,769	320,479
	GMAC Mortgage Loan Trust
	Series 2006-J1 A1
	5.75% 4/25/36		187,936	188,977
#•	GSMPS Mortgage Loan Trust
	Series 1998-3 A 144A
	7.75% 9/19/27		11,628	12,295
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	3.149% 1/25/36		174,281	158,212
•	Indymac INDA Loan Trust
	Series 2006-AR1 A1
	5.363% 8/25/36		413,595	412,803
•	JPMorgan Mortgage Trust
	Series 2006-A6 2A4L
	4.788% 10/25/36		1,354,900	1,145,649
	Series 2006-A7 2A2
	2.914% 1/25/37		253,167	208,844
	Series 2007-A1 6A1
	3.003% 7/25/35		709,322	700,117
	Lehman Mortgage Trust
	Series 2007-10 2A2
	6.50% 1/25/38		3,962,726	3,856,227
	MASTR Alternative
	Loans Trust
	Series 2004-3 8A1
	7.00% 4/25/34		5,279	5,327
	Series 2004-5 6A1
	7.00% 6/25/34		91,449	96,246
•	MASTR ARM Trust
	Series 2003-6 1A2
	2.825% 12/25/33		5,518	5,497
	Series 2004-4 4A1
	2.682% 5/25/34		171,192	168,212
	Series 2005-6 7A1
	5.304% 6/25/35		104,583	102,357
	Series 2006-2 4A1
	2.648% 2/25/36		23,871	22,143
	MASTR Asset Securitization
	Trust Series 2003-9
	2A7 5.50% 10/25/33		118,546	120,826
•	Merrill Lynch Mortgage
	Investors Trust
	Series MLCC 2005-2
	1A 1.76% 10/25/35		269,307	264,872
	Series MLMI 2004-A1
	2A2 2.636% 2/25/34		14,004	14,061
	Series MLMI 2005-A5
	A2 2.579% 6/25/35		404,318	400,569
•	Opteum Mortgage
	Acceptance
	Series 2006-1 2A1
	5.75% 4/25/36		3,198,120	3,248,260

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	RALI Trust Series 2004-QS2
	CB 5.75% 2/25/34	USD	67,069	$70,082
	RFMI Trust I Series 2004-S9
	2A1 4.75% 12/25/19		371,594	379,968
	RFMSI Trust Series 2004-S9
	1A23 5.50% 12/25/34		4,500,000	4,622,138
•	Sequoia Mortgage Trust
	Series 2004-5 A3
	1.086% 6/20/34		493,329	471,708
	Series 2007-1 4A1
	4.725% 9/20/46		1,586,245	1,364,642
•	Structured ARM Loan Trust
	Series 2005-22 1A4
	2.60% 12/25/35		1,926,986	1,239,871
	Series 2006-1 7A4
	5.33% 2/25/36		1,231,083	1,015,864
•	Structured Asset Mortgage
	Investments Trust II
	Series 2005-AR5 A2
	0.453% 7/19/35		1,430,371	1,342,981
•t	WAMU Alternative
	Mortgage Pass
	Through Certificates
	Series 2005-1 5A2
	6.00% 3/25/35		74,796	27,575
	Series 2005-AR16 1A3
	2.49% 12/25/35		1,225,000	1,137,616
	Series 2007-HY1 3A3
	5.091% 2/25/37		742,678	709,186
	Series 2007-HY7 4A1
	5.05% 7/25/37		1,511,669	1,395,760
	WAMU Structured
	Asset-Trust Securities
	Series 2005-6 4A1
	5.00% 5/25/35		128,407	130,220
	Wells Fargo
	Mortgage-Backed
	Securities Trust
	Series 2005-18 1A1
	5.50% 1/25/36		41,320	41,025
	• Series 2005-AR13 A1
	5.23% 5/25/35		19,217	19,214
	• Series 2005-AR16 2A1
	2.71% 2/25/34		340,995	339,791
	Series 2006-2 3A1
	5.75% 3/25/36		260,346	260,444
	Series 2006-3 A1
	5.50% 3/25/36		108,756	109,364
	Series 2006-3 A11
	5.50% 3/25/36		250,965	265,597
	Series 2006-6 1A3
	5.75% 5/25/36		179,786	179,125
	• Series 2006-AR5 2A1
	2.639% 4/25/36		128,093	117,742
	• Series 2006-AR11 A6
	5.165% 8/25/36		1,835,699	1,695,325
	• Series 2006-AR17 A1
	2.63% 10/25/36		1,046,218	960,158
	Series 2007-10 1A36
	6.00% 7/25/37		990,047	970,553
	Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $54,597,334)			55,926,583

	ΔRegional Bonds – 0.72%
	Australia – 0.52%
	New South Wales Treasury
	3.75% 11/20/20	AUD	668,000	899,237
	6.00% 3/1/22	AUD	2,779,000	3,285,748
	Queensland Treasury
	4.25% 7/21/23	AUD	600,000	607,267
	Victoria Treasury
	6.00% 10/17/22	AUD	2,536,000	3,018,286
				7,810,538
	Canada – 0.20%
	Manitoba Province
	2.10% 9/6/22	USD	1,575,000	1,555,870
	Quebec Province
	2.625% 2/13/23		1,395,000	1,404,310
				2,960,180
	Total Regional Bonds
	(cost $10,880,081)			10,770,718

	«Senior Secured Loans – 3.44%
	Air Medical Group
	Holdings Tranche B1
	6.50% 5/26/18		169,575	173,814
	AI Chem & CY Tranche B 1st
	Lien 4.50% 9/12/19		165,000	165,451
	Albertsons 1st Lien
	6.25% 2/14/16		555,000	565,159
	Alcatel-Lucent USA
	Tranche B 1st Lien
	6.25% 6/4/16		55,000	55,877
	Tranche C 1st Lien
	7.25% 12/4/18		279,300	284,159
	Allied Security Holdings
	Tranche 2L
	9.75% 1/21/18		150,000	150,938
	ARAMARK Tranche D
	4.00% 9/30/19		180,000	182,169
	ATI Holdings Tranche B
	5.75% 1/31/20		239,400	243,440
	Avaya
	Tranche B-3
	4.79% 10/27/17		275,960	260,878
	Tranche B5
	8.00% 3/31/18		262,637	264,831

(continues)       57

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
«Senior Secured Loans (continued)
	Avis Budget Car Rental
	Tranche B 1st Lien
	3.75% 3/15/19	USD	115,000	$116,437
	Bausch & Lomb
	4.75% 6/27/15		399,000	402,990
	Tranche B
	5.25% 4/17/19		795,920	804,516
	Biomet Tranche B
	3.7% 7/25/17		218,900	221,413
	BJ’s Wholesale
	Club 2nd Lien
	9.75% 3/29/19		555,000	577,547
	Blackboard Tranche B2
	6.25% 10/4/18		566,867	574,662
	BNY ConvergEx Group
	8.75% 11/29/17		100,497	99,429
	8.75% 12/16/17		239,503	236,959
	Bombardier Recreational
	Products 1st Lien
	5.00% 1/17/19		555,000	561,186
	Bresnan Broadband Holdings
	4.50% 12/14/17		455,000	458,356
	Brickman Group
	Holdings Tranche B1
	5.50% 10/14/16		250,506	255,516
	Brock Holdings III
	10.00% 2/15/18		74,000	75,018
	Tranche B
	6.01% 2/15/17		63,527	64,400
	Burlington Coat
	Factory Warehouse
	5.50% 5/1/17		400,840	406,665
	Caesars Entertainment
	Operating Tranche B6
	5.45% 1/28/18		574,705	533,901
	9.50% 10/31/16		857,941	877,245
	Chrysler Group
	6.00% 5/24/17		1,317,475	1,345,118
	Clear Channel
	Communications
	Tranche B
	3.85% 1/29/16		934,333	830,389
	Community Health Systems
	3.79% 1/25/17		1,050,000	1,062,633
	Compass Investors Tranche B
	5.25% 12/14/19		568,575	574,498
@	Constellation Brands
	Tranche A
	6.00% 6/29/20		250,000	250,000
	Crown Castle Tranche B
	4.00% 1/31/19		348,237	352,764
	David’s Bridal Operating
	Tranche B
	5.00% 9/25/19		129,675	131,518
	DaVita Tranche B
	4.00% 8/1/19		448,875	454,100
	4.50% 10/20/16		1,173,000	1,180,076
	Delos Aircraft
	4.75% 3/17/16		1,150,000	1,158,624
	Delta Air Lines
	Tranche B 1st Lien
	4.25% 4/15/17		1,153,566	1,169,427
	Deltek
	10.00% 8/28/17		20,000	20,356
	Tranche 1st Lien
	5.00% 10/10/18		129,675	131,296
	Dynegy Power 1st Lien
	9.25% 8/5/16		182,274	190,362
	Edward Cayman
	Islands II 1st Lien
	4.75% 3/5/20		68,000	68,255
	Emdeon Tranche B
	5.00% 11/2/18		296,542	300,898
	Energy Transfer Equity
	3.75% 3/26/17		155,000	156,033
	Equipower Resources
	Holdings
	1st Lien
	5.50% 12/21/18		102,811	104,674
	2nd Lien
	10.00% 5/23/19		220,000	226,600
	Essar Steel Algoma
	8.75% 9/12/14		278,725	285,693
	First Data Tranche B2
	5.20% 3/24/17		1,001,681	1,010,368
	Flying Fortress 1st Lien
	5.00% 6/30/17		120,000	120,750
	Generac Power
	Systems Tranche B
	6.25% 5/30/18		176,692	181,330
	Getty Images Tranche B
	3.78% 9/19/19		473,813	481,554
	Gray Television
	4.75% 10/11/19		954,820	970,336
	Harrah’s Las Vegas
	Propco
	3.70% 2/13/15		230,000	217,120
	HCA Tranche B
	3.45% 5/1/18		1,735,000	1,751,619
	HD Supply Tranche B
	4.50% 10/12/17		468,261	473,295
	Hologic Tranche B
	4.50% 4/29/19		412,925	419,162
	Hostess Brands 1st Lien
	6.75% 3/12/20		455,000	465,238
	Houghton International
	1st Lien
	5.05% 11/20/19		114,713	116,600
	2nd Lien
	9.50% 11/20/20		205,000	208,844
	IASIS Healthcare Tranche B
	1st Lien 4.50% 5/3/18		666,954	677,167
	Immucor Tranche B2
	5.00% 8/19/18		894,910	903,160

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Ineos US Finance
6.50% 5/4/18	USD	252,078	$256,411
Infor US Tranche B
5.25% 4/5/18		297,754	303,275
Intelsat Jackson
Holdings Tranche B
4.50% 4/2/18		761,161	774,005
Landry’s Tranche B
4.75% 4/24/18		628,744	634,508
Level 3 Financing Tranche B
1st Lien 4.75% 8/1/19		485,000	491,113
MGM Resorts International
4.25% 12/13/19		1,451,363	1,477,538
Michael Stores Tranche B 1st
Lien 3.75% 1/16/20		265,000	268,201
Mission Broadcasting
Tranche B 1st Lien
4.50% 12/3/19		26,743	27,244
MultiPlan Tranche B
4.00% 8/18/17		302,372	306,189
National CineMedia
3.46% 11/26/19		88,000	88,843
NEP Broadcasting 2nd Lien
9.50% 7/3/20		555,000	575,813
Nexstar Broadcasting
Tranche B
4.50% 7/19/19		63,257	64,443
Novelis Tranche B
3.75% 3/10/17		107,725	109,324
NRG Energy 3.25% 7/1/18		992,475	1,007,238
Nuveen Investments
8.25% 3/1/19		1,493,000	1,541,522
Tranche B
5.20% 5/15/17		525,074	535,247
NXP 4.75% 12/4/20		89,775	91,945
Offshore Group
Investment Tranche B
6.25% 10/17/17		311,063	314,117
OSI Restaurant Partners
4.75% 10/5/19		355,875	361,360
Par Pharmaceutical
Tranche B 1st Lien
4.25% 9/28/19		129,675	131,282
Peninsula Gaming Tranche B
5.75% 5/16/17		338,900	345,466
Pharmaceutical Product
Development
4.25% 12/5/18		324,188	328,747
PQ Tranche B 4.50% 8/7/17		443,888	449,159
PVH Tranche B
3.25% 12/19/19		770,000	779,324
Remy International
Tranche B 1st Lien
4.25% 3/5/20		85,878	86,200
Reynolds Group
Holdings 1st Lien
4.75% 9/21/18		532,325	540,690
RGIS Services
5.50% 5/3/17		312,160	317,038
Rite Aid 2nd Lien
5.75% 8/3/20		555,000	576,275
Samson Investment 2nd Lien
6.00% 9/10/18		390,000	395,655
Sensus USA 2nd Lien
8.50% 4/13/18		465,000	469,650
Seven Seas Cruises 1st Lien
4.75% 12/21/18		301,188	305,706
Smart & Final
1st Lien 5.75% 11/8/19		399,998	405,747
2nd Lien
10.50% 11/8/20		610,000	631,350
Sophia Tranche B 1st Lien
4.50% 1/29/18		96,682	98,268
Station Casinos Tranche B
5.00% 2/13/20		320,000	324,000
Supervalu 1st Lien
6.25% 1/10/19		580,000	590,927
Swift Transportation
Tranche B2 1st Lien
2.95% 12/21/17		167,285	169,899
Taminco Global
Chemical Tranche B
4.25% 2/15/19		217,531	220,114
Tempur-Pedic International
Tranche B
5.00% 9/27/19		309,225	313,946
TI Group Automotive
Systems Tranche B
5.25% 3/14/19		220,000	217,800
Topaz Power Holdings
5.25% 2/4/20		433,913	442,591
Toys R Us Delaware Tranche
B 6.00% 9/1/16		484,207	475,249
Truven Health Analytics
Tranche B
5.75% 5/23/19		546,049	555,605
United Airlines Tranche B 1st
Lien 4.00% 3/12/19		255,000	258,108
Univision Communications
Tranche C1 1st Lien
4.75% 2/22/20		700,435	705,426
Tranche C2
4.75% 2/6/20		1,015,000	1,022,232
US Coatings Acquisition
Tranche B
4.75% 2/1/20		750,000	760,824
US TelePacific
5.75% 2/10/17		72,173	72,196
Visant 5.25% 12/22/16		286,610	278,668
Warner Chilcott
Tranche B1
4.25% 3/15/18		126,926	128,830
Tranche B2
4.25% 3/15/18		151,336	153,606

(continues)       59

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
WC Luxco Tranche B3
4.25% 3/15/18	USD	69,685	$70,730
Wide Open
West Finance
4.75% 3/27/19		1,070,000	1,081,369
1st Lien
6.25% 7/17/18		1,041,826	1,056,411
Yankee Cable Acquisition
5.25% 2/13/20		245,000	247,603
Yankee Candle
5.25% 3/2/19		76,720	77,607
Zayo Group
Tranche B 1st Lien
4.50% 7/2/19		532,318	538,773
Total Senior Secured Loans
(cost $50,774,984)			51,454,220

ΔSovereign Bonds – 6.84%
Australia – 0.29%
Australian Government
	Inflation-Linked Bond
4.00% 8/20/20	AUD	451,000	901,215
5.50% 4/21/23	AUD	2,800,000	3,428,398
			4,329,613
Brazil – 1.11%
# Banco Nacional de
Desenvolvimento
Economico e
Social 144A
6.369% 6/16/18	USD	1,500,000	1,740,000
6.50% 6/10/19		2,500,000	2,943,750
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/14	BRL	2,039,000	1,023,911
10.00% 1/1/17	BRL	19,681,000	9,964,410
10.00% 1/1/21	BRL	304,000	152,524
10.00% 1/1/23	BRL	304,000	152,354
Republic of Brazil
5.625% 1/7/41	USD	500,000	587,500
			16,564,449
Colombia – 0.19%
Republic of Colombia
* 4.375% 3/21/23	COP	3,068,000,000	1,743,491
6.125% 1/18/41	USD	918,000	1,159,434
			2,902,925
Finland – 0.07%
Finnish Government
4.00% 7/4/25	EUR	626,000	989,320
			989,320
Indonesia – 0.55%
Indonesia Government
5.625% 5/15/23	IDR	23,710,000,000	2,433,294
7.00% 5/15/22	IDR	21,551,000,000	2,451,990
7.00% 5/15/27	IDR	12,468,000,000	1,377,410
11.00% 11/15/20	IDR	7,060,000,000	979,701
# Republic of
Indonesia 144A
5.25% 1/17/42	USD	914,000	977,980
			8,220,375
Ireland – 0.09%
# VEB Finance 144A
6.025% 7/5/22		1,175,000	1,305,719
			1,305,719
Malaysia – 0.03%
Malaysia Government
4.262% 9/15/16	MYR	1,380,000	462,780
			462,780
Mexico – 0.58%
Mexican Bonos
6.00% 6/18/15	MXN	3,646,000	306,712
6.50% 6/10/21	MXN	5,990,900	539,976
6.50% 6/9/22	MXN	6,425,000	581,714
7.50% 6/3/27	MXN	24,334,000	2,392,044
7.75% 5/29/31	MXN	15,022,000	1,508,366
8.00% 12/17/15	MXN	6,827,000	603,544
10.00% 12/5/24	MXN	16,700,000	1,947,785
United Mexican
4.75% 3/8/44	USD	690,000	717,600
			8,597,741
Nigeria – 0.03%
Nigerian Treasury Bond
15.10% 4/27/17	NGN	60,345,000	434,575
			434,575
Norway – 0.06%
# Kommunalbanken 144A
1.00% 3/15/18	USD	952,000	945,502
			945,502
Panama – 0.10%
Panama Government
	International Bond
6.70% 1/26/36		302,000	403,925
7.125% 1/29/26		340,000	459,680
8.875% 9/30/27		451,000	699,501
			1,563,106
Paraguay – 0.03%
# Republic of Paraguay
	144A 4.625% 1/25/23	430,000	433,870
			433,870

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Peru – 0.13%
Republic of Peru
5.625% 11/18/50	USD	300,000	$360,300
7.125% 3/30/19		1,218,000	1,569,393
			1,929,693
Philippines – 0.11%
Philippines Republic
5.00% 1/13/37		710,000	819,162
9.50% 10/21/24		507,000	794,723
			1,613,885
Poland – 0.38%
Poland Government Bond
4.00% 10/25/23	PLN	4,003,000	1,237,442
5.75% 10/25/21	PLN	12,776,000	4,483,564
			5,721,006
Qatar – 0.41%
Qatar Government
International Bond
4.00% 1/20/15	USD	5,800,000	6,127,700
			6,127,700
Republic of Korea – 0.17%
Korea Treasury Inflation-
Linked Bond
2.75% 6/10/20	KRW	720,942,559	759,376
Republic of Korea
5.75% 4/16/14	USD	900,000	946,364
7.125% 4/16/19		700,000	906,849
			2,612,589
Russia – 0.05%
Russia Eurobond
7.50% 3/31/30		623,875	774,073
			774,073
South Africa – 0.32%
Republic of South Africa
7.25% 1/15/20	ZAR	9,725,000	1,106,647
8.00% 12/21/18	ZAR	7,821,000	924,608
13.50% 9/15/15	ZAR	8,587,000	1,103,567
South Africa Government
Inflation-Linked Bond
2.75% 1/31/22		13,241,014	1,706,287
			4,841,109
Sri Lanka – 0.06%
#	Republic of Sri Lanka 144A
5.875% 7/25/22	USD	861,000	897,593
			897,593
Turkey – 0.25%
Turkey Government Bond
4.50% 2/11/15	TRY	915,135	546,866
9.00% 3/5/14	TRY	2,655,000	1,511,023
10.50% 1/15/20	TRY	2,523,000	1,681,397
			3,739,286
United Kingdom – 1.76%
United Kingdom Gilt
1.75% 9/7/22	GBP	3,800,000	5,770,908
3.75% 9/7/21	GBP	300,000	536,616
4.00% 3/7/22	GBP	9,484,757	17,292,453
4.50% 3/7/19	GBP	515,000	944,154
4.75% 3/7/20	GBP	910,500	1,714,966
			26,259,097
Uruguay – 0.07%
Uruguay Government
International Bond
8.00% 11/18/22	USD	711,750	995,738
			995,738
Total Sovereign Bonds
(cost $101,596,813)			102,261,744

Supranational Banks – 0.22%
Andina de Fomento
4.375% 6/15/22		670,000	730,681
International Bank
for Reconstruction
& Development
3.375% 4/30/15	NOK	6,860,000	1,212,230
3.625% 6/22/20	NOK	4,020,000	729,769
6.00% 2/15/17	AUD	530,000	597,041
Total Supranational Banks
(cost $3,058,619)			3,269,721

U.S. Treasury Obligations – 15.27%
U.S. Treasury Bill
0.125% 12/31/13	USD	15,000,000	15,000,000
U.S. Treasury Bonds
∞ 2.75% 8/15/42		4,980,000	4,621,286
2.75% 11/15/42		1,975,000	1,830,886
U.S. Treasury Inflation
Indexed Bonds
0.125% 1/15/23		4,190,130	4,525,014
1.75% 1/15/28		10,574,400	13,464,183
2.00% 1/15/26		1,624,322	2,117,456
2.375% 1/15/25		2,785,408	3,744,198
2.375% 1/15/27		4,190,773	5,712,221
2.50% 1/15/29		4,215,200	5,898,646
3.875% 4/15/29		266,150	433,304
U.S. Treasury Notes
0.75% 2/28/18		5,965,000	5,964,535
∞ 1.625% 11/15/22		41,100,000	40,377,543
2.00% 11/15/21		5,600,000	5,775,874
2.00% 2/15/22		27,100,000	27,864,301
2.00% 2/15/23		89,810,000	90,960,735
Total U.S. Treasury Obligations
(cost $225,755,619)			228,290,182

(continues)       61

Statements of net assets

Optimum Fixed Income Fund

		Number of		Value
		Contracts		(U.S. $)
Option Purchased – 0.00%
Put Option – 0.00%
	U.S. 10 yr future, strike price
	$128.50, expiration
	date 4/26/13 (JPMC)		177	$2,766
Total Option Purchased
	(cost $42,281)			2,766

		Number of
		Shares
Common Stock – 0.00%
=	Century Communications		1,975,000	0
†	Delta Air Lines		29	479
	NRG Energy		41	1,086
Total Common Stock
	(cost $60,518)			1,565

Convertible Preferred Stock – 0.41%
	Apache 6.00% exercise
	price $109.12,
	expiration date 8/1/13		12,400	552,296
	ArcelorMittal 6.00%
	exercise price
	$20.94, expiration
	date 12/21/15		8,925	189,656
	Aspen Insurance Holdings
	5.625% exercise price
	$29.28, expiration
	date 12/31/49		10,329	685,587
	Bank of America 7.25%
	exercise price
	$50.00, expiration
	date 12/31/49		123	150,321
#	Chesapeake Energy 144A
	5.75% exercise price
	$27.90, expiration
	date 12/31/49		276	282,728
	Cliffs Natural Resources
	7.00% exercise price
	$35.53, expiration
	date 2/1/16		14,625	273,049
*	Goodyear Tire & Rubber
	5.875% exercise price
	$18.21, expiration
	date 3/31/14		11,650	514,784
	HealthSouth 6.50%
	exercise price
	$30.50, expiration
	date 12/31/49		695	816,799
	Huntington Bancshares
	8.50% exercise price
	$11.95, expiration
	date 4/15/13		281	361,647
	MetLife 5.00% exercise
	price $44.28,
	expiration date 9/4/13		13,600	671,840
	PPL 9.50% exercise price
	$28.80, expiration
	date 7/1/13		12,200	672,464
	SandRidge Energy 8.50%
	exercise price
	$8.01, expiration
	date 12/31/49		4,073	374,879
	Wells Fargo 7.50%
	exercise price
	$156.71, expiration
	date 12/31/49		485	625,044
Total Convertible Preferred Stock
	(cost $6,359,325)			6,171,094

Preferred Stock – 0.31%
	Alabama Power 5.625%		19,190	491,264
#	Ally Financial 144A 7.00%		500	494,500
*	BB&T 5.85%		15,975	418,865
*	JPMorgan Chase 5.50%		10,000	253,000
•	PNC Financial Services Group
	• 6.125%		15,000	415,050
	8.25%		875,000	884,709
	Public Storage 5.20%		17,200	430,344
*•	U.S. Bancorp 6.50%		19,200	573,312
	Wells Fargo 5.20%		25,600	652,544
Total Preferred Stock
	(cost $4,338,873)			4,613,588

Security Sold Short – (0.36%)
	Fannie Mae S.F. 30 yr TBA
	5.50% 5/1/43		(5,000,000)	(5,453,125)
Total Security Sold Short
	(proceeds $5,444,531)			(5,453,125)

		Principal
		Amount°
Short-Term Investments – 12.32%
≠Discounted Commercial Paper – 0.26%
≥	Daimler Finance
	1.082% 10/15/13	USD	3,900,000	$3,888,720
				3,888,720
≠Discount Notes – 1.12%
	Federal Home Loan Bank
	0.085% 5/24/13		9,511,895	9,511,333
	0.12% 4/2/13		7,234,964	7,234,964
				16,746,297

	Principal		Value
	Amount°		(U.S. $)
Short-Term Investments (continued)
Repurchase Agreements – 1.67%
Bank of America 0.07%,
dated 3/28/13, to
be repurchased on
4/1/13, repurchase
price $12,821,327
(collateralized by
U.S. government
obligations 0.125%-
1.50% 8/31/18-
1/15/22; market value
$13,077,653)	USD	12,821,227	$12,821,227
BNP Paribas 0.15%,
dated 3/28/13, to
be repurchased on
4/1/13, repurchase
price $12,106,518
(collateralized by
U.S. government
obligations 0.25%-
0.875% 2/28/14-
7/31/19; market value
$12,360,560)		12,106,316	12,106,316
			24,927,543
≠U.S. Treasury Obligations – 9.27%
U.S. Treasury Bills
0.029% 4/4/13		3,700,000	3,699,996
0.04% 4/11/13		12,955,637	12,955,534
0.0575% 4/18/13		28,263,545	28,263,121
0.065% 4/25/13		7,325,936	7,325,775
0.065% 5/9/13		13,964,593	13,963,922
0.101% 4/15/13		39,464,434	39,464,118
0.103% 5/30/13		8,525,000	8,524,165
0.108% 5/23/13		8,125,000	8,124,326
0.118% 6/6/13		8,125,000	8,124,253
0.125% 6/13/13		8,125,000	8,124,090
			138,569,300
Total Short-Term Investments
(cost $184,114,315)			184,131,860
Total Value of Securities
Before Securities Lending
Collateral – 106.61%
(cost $1,545,818,649)			1,594,146,356

		Number of
		Shares
**Securities Lending Collateral – 0.08%
Investment Companies
Delaware Investments
Collateral Fund No. 1		1,137,484	1,137,484
†@ Mellon GSL
Reinvestment Trust II		862,515	0
Total Securities Lending Collateral
(cost $1,999,999)			1,137,484

Total Value of Securities – 106.69%
(cost $1,547,818,648)			1,595,283,840 ©

		Number of
		Contracts
Options Written – (0.02%)
Call Swaptions – (0.01%)
10 yr IRO, strike rate 1.80%,
expiration date
7/31/13 (JPMC)		(15,000,000)	(55,380)
10 yr IRO, strike rate 1.80%,
expiration date
7/31/13 (MSC)		(16,400,000)	(60,549)
			(115,929)
Put Swaptions – (0.01%)
10 yr IRO, strike rate 2.65%,
expiration date
7/31/13 (JPMC)		(15,000,000)	(79,455)
10 yr IRO, strike rate 2.65%,
expiration date
7/31/13 (MSC)		(16,400,000)	(86,871)
			(166,326)
Total Options Written
(premium received ($336,325))			(282,255)

**Obligation to Return Securities
Lending Collateral – (0.13%)			(1,999,999)
«Other Liabilities Net of
Receivables and Other
Assets – (6.54%)			(97,706,425)
Net Assets Applicable to
151,830,737 Shares
Outstanding – 100.00%			$1,495,295,161

Net Asset Value – Optimum Fixed Income Fund
Class A ($41,210,013 / 4,184,211 Shares)			$9.85
Net Asset Value – Optimum Fixed Income Fund
Class B ($1,203,044 / 122,287 Shares)			$9.84
Net Asset Value – Optimum Fixed Income Fund
Class C ($155,727,640 / 15,826,940 Shares)			$9.84
Net Asset Value – Optimum Fixed Income Fund
Institutional Class ($1,297,154,464 / 131,697,299 Shares)			$9.85

(continues)       63

Statements of net assets

Optimum Fixed Income Fund

Components of Net Assets at March 31, 2013:
Shares of beneficial interest
(unlimited authorization – no par)	$1,437,080,818
Undistributed net investment income	8,689,178
Accumulated net realized gain on investments	1,752,058
Net unrealized appreciation of investments
and derivatives	47,773,107
Total net assets	$1,495,295,161

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of March 31, 2013. Interest rates reset periodically.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $20,629,827, which represented 1.38% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
✗	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2013, the aggregate value of Rule 144A securities was $210,436,670, which represented 14.07% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
*	Fully or partially on loan.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2013.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2013.
∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
≥	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At March 31, 2013, the aggregate amount of these securities equaled $3,888,720, which represented 0.26% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $1,923,783 of securities loaned.
«	Includes $830,000 cash collateral for derivatives and foreign currency valued at $581,128 with a cost of $602,385.

Net Asset Value and Offering Price Per Share –
Optimum Fixed Income Fund
Net asset value Class A (A)	$9.85
Sales charge (4.50% of offering price) (B)	0.46
Offering price	$10.31

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(4,346,925)	USD	4,402,827	4/12/13	$(117,697)
BAML	BRL	3,400,624	USD	(1,691,432)	4/12/13	(11,012)
BAML	CLP	1,683,024,000	USD	(3,527,021)	4/12/13	34,595
BAML	COP	3,406,383,000	USD	(1,873,035)	4/12/13	(9,587)
BAML	EUR	(8,462,146)	USD	11,019,660	4/12/13	171,397
BAML	INR	40,351,543	USD	(729,025)	4/12/13	11,914
BAML	JPY	(301,245,813)	USD	3,219,057	4/12/13	18,429
BAML	KRW	(263,618,550)	USD	240,990	4/12/13	4,431
BAML	MXN	28,404,800	USD	(2,290,377)	4/12/13	6,273
BAML	MYR	6,957,232	USD	(2,233,533)	4/12/13	9,379
BAML	NZD	(753,390)	USD	618,895	4/12/13	(10,763)
BCLY	MXN	(22,731,875)	USD	1,827,615	4/12/13	(10,355)
BP	AUD	(757,779)	USD	789,844	4/12/13	1,802
BP	RUB	70,226,440	USD	(2,275,683)	4/12/13	(24,565)
CITI	AUD	(2,366,404)	USD	2,466,905	4/12/13	5,997
CITI	CNY	(9,280,239)	USD	1,472,353	8/5/13	(10,311)
CITI	CNY	(13,893,253)	USD	2,199,169	11/25/13	(9,137)
CITI	CNY	(55,270,000)	USD	8,633,240	2/15/14	(121,710)
CITI	JPY	77,620,704	USD	(830,150)	4/12/13	(5,458)
CITI	JPY	(202,802,000)	USD	2,190,922	4/17/13	36,153
CITI	PLN	(5,060,027)	USD	1,586,041	4/12/13	34,347
CITI	TRY	3,101,202	USD	(1,713,371)	4/12/13	(2,972)
CS	COP	2,102,179,775	USD	(1,147,948)	4/12/13	2,041
CS	IDR	16,148,691,920	USD	(1,657,466)	4/12/13	724
CS	MXN	28,779,936	USD	(2,313,834)	4/12/13	13,147
GSC	BRL	6,617,252	USD	(3,325,085)	4/12/13	(55,167)
GSC	GBP	(1,714,299)	USD	2,580,364	4/12/13	(24,214)
GSC	NOK	3,040,474	USD	(522,176)	4/12/13	(1,943)
HSBC	CAD	417,090	USD	(405,445)	4/12/13	5,004
HSBC	EUR	(3,002,226)	USD	3,909,559	4/12/13	60,779
HSBC	GBP	(500,063)	USD	752,955	4/12/13	(6,803)
HSBC	JPY	221,619,545	USD	(2,368,426)	4/12/13	(13,798)
JPMC	AUD	(7,688,000)	USD	7,940,074	4/4/13	(59,723)
JPMC	BRL	3,354,750	USD	(1,684,534)	4/12/13	(26,783)
JPMC	BRL	(19,177,896)	USD	9,582,241	6/4/13	164,445
JPMC	CNY	9,280,239	USD	(1,477,674)	8/5/13	4,989
JPMC	CNY	13,893,252	USD	(2,195,000)	11/25/13	13,306

Foreign Currency Exchange Contracts (continued)
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
JPMC	EUR	(1,249,305)	USD	1,625,595	4/12/13	$24,017
JPMC	EUR	(21,600,000)	USD	28,012,461	6/17/13	308,099
JPMC	GBP	(1,955,975)	USD	2,943,156	4/12/13	(28,606)
JPMC	GBP	(13,304,000)	USD	19,866,797	6/12/13	(339,892)
JPMC	JPY	176,471,546	USD	(1,888,002)	4/12/13	(13,055)
JPMC	JPY	(427,616,000)	USD	4,804,588	4/17/13	261,174
JPMC	MXN	(20,241,545)	USD	1,599,806	6/27/13	(25,245)
MNB	IDR	4,616,171,756	USD	(474,672)	4/1/13	88
MSC	AUD	(3,677,915)	USD	3,830,622	4/12/13	5,826
MSC	CNY	55,270,000	USD	(8,600,000)	2/15/14	155,148
MSC	GBP	(581,463)	USD	874,956	4/12/13	(8,475)
MSC	JPY	297,910,314	USD	(3,186,138)	4/12/13	(20,948)
MSC	PLN	(3,527,720)	USD	1,105,879	4/12/13	24,077
MSC	ZAR	(26,714,536)	USD	2,925,472	4/12/13	24,312
TD	CLP	644,844,000	USD	(1,353,222)	4/12/13	11,397
TD	GBP	(1,512,828)	USD	2,286,405	4/12/13	(12,072)
TD	JPY	(549,059,972)	USD	5,799,826	4/12/13	(33,739)
TD	MXN	28,946,749	USD	(2,329,285)	4/12/13	11,184
						$420,444

Futures Contracts

					Unrealized
Contracts to		Notional Cost	Notional	Expiration	Appreciation
Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
47	Euro-Bund	$8,788,821	$8,765,329	6/11/13	$(23,492)
(62)	Euro-O.A.T.	(10,860,142)	(10,810,149)	6/11/13	49,993
25	Long Gilt	4,373,666	4,512,007	6/29/13	138,341
(324)	U.S. Treasury
	5 yr Notes	(39,972,859)	(40,193,719)	7/4/13	(220,860)
177	U.S. Treasury
	10 yr Notes	23,285,667	23,361,234	6/29/13	75,567
		$(14,384,847)			$19,549

Swap Contracts
CDS Contracts
	Swap			Annual		Unrealized
	Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
CITI	Credit Agricole
	SA-London Senior
	5 yr CDS	EUR	2,600,000	1.00%	12/20/16	$(106,678)
CITI	ITRAXX Europe
	Crossover 17.1
	5 yr CDS	EUR	9,300,000	5.00%	6/20/17	(1,342,964)
JPMC	ITRAXX Europe
	Crossover S19 V1	EUR	2,960,000	5.00%	6/20/18	11,751
JPMC	ITRAXX Europe
	Subordinate
	Financials 18.1
	5 yr CDS	EUR	1,225,000	5.00%	12/20/17	34,513
						$(1,403,378)
	Protection Sold / Moody’s Rating:
CITI	Dell Senior/ Baa	USD	1,200,000	1.00%	12/20/17	$(28,223)
CITI	NRG Energy
	Senior /Baa		1,200,000	5.00%	6/20/17	158,843
CITI	Republic of Brazil
	5 yr CDS / Baa		2,000,000	1.00%	3/20/17	4,567
CITI	Republic of Italy
	5 yr CDS / Baa	EUR	1,000,000	1.00%	6/20/17	91,375
MSC	Lloyds TSB Bank / A	EUR	5,500,000	3.00%	9/20/17	383,601
MSC	People’s Republic
	of China
	5 yr CDS/ Aa	USD	2,700,000	1.00%	9/20/16	60,117
						$670,280
Total						$(733,098)

(continues)       65

Statements of net assets

Optimum Fixed Income Fund

Swap Contracts (continued) IRS Contracts
				Fixed	Variable
				Interest	Interest
	Swap			Rate	Rate		Unrealized
	Referenced			Received	Received	Termination	Appreciation
Counterparty	Obligations	Notional Value		(Paid)	(Paid)	Date	(Depreciation)
CITI	3-Month
	LIBOR	USD	21,700,000	3.00%	(0.302% )	3/21/23	$(80,577)
CITI	6-Month
	LIBOR	AUD	6,100,000	4.00%	(3.41% )	3/15/23	9,491
CITI	6-Month
	LIBOR	AUD	9,400,000	4.75%	(3.10% )	6/15/22	635,872
JPMC	6-Month
	LIBOR	AUD	10,900,000	4.75%	(3.10% )	6/15/22	726,509
JPMC	Brazil CETIP
	Interbank
	Deposit	BRL	23,800,000	8.21%	0.00%	1/4/17	(324,511)
JPMC	Brazil CETIP
	Interbank
	Deposit	BRL	7,800,000	9.01%	0.00%	1/4/17	(100,842)
MSC	3-Month
	LIBOR	USD	1,800,000	(2.75% )	0.282%	6/19/43	49,684
MSC	Brazil CETIP
	Interbank
	Deposit	BRL	27,400,000	8.22%	0.00%	1/2/17	(371,745)
							$543,881

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BP — Banque Paribas
BRL — Brazilian Real
CAD — Canadian Dollar
CDO — Collateralized Debt Obligation
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLO — Collateralized Loan Obligation
CLP — Chilean Peso
CNY — China Renminbi
COP — Colombian Peso
CS — Credit Suisse
EUR — European Monetary Unit
FGIC — Insured by Financial Guaranty Insurance Company
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
IDR — Indonesia Rupiah
INR — Indian Rupee
IRO — Interest Rate Swaptions
IRS — Interest Rate Swap
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NATL-RE — Insured by National Public Finance Guarantee Corporation
NCUA — National Credit Union Administration
NGN — Nigerian Naira
NOK — Norwegian Krone
NZD — New Zealand Dollar
O.A.T. — Obligations Assimilables du Tresor
PLN — Polish Zloty
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
S.F. — Single Family
TBA — To be announced
TD — Toronto Dominion Securities
TRY— Turkish Lira
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund
March 31, 2013

		Number of	Value
		Shares	(U.S. $)
ΔCommon Stock – 97.03%
Australia – 2.61%
	Amcor	366,882	$3,544,596
	AMP	702,432	3,810,083
	CSL	26,818	1,653,714
	QBE Insurance Group	227,210	3,195,767
			12,204,160
Belgium – 1.54%
*	Ageas	43,200	1,461,094
†=	Ageas VVPR Strip	2,424	0
*	Anheuser-Busch InBev	28,178	2,790,268
	KBC Groep	85,868	2,957,577
			7,208,939
Canada – 0.22%
	Gildan Activewear	26,300	1,049,307
			1,049,307
China/Hong Kong – 3.20%
	AIA Group	1,037,200	4,542,940
	Cheung Kong Holdings	146,000	2,155,426
	China Mobile	99,000	1,048,341
†	Melco Crown Entertainment ADR	95,600	2,231,304
	Tencent Holdings	67,900	2,158,791
	Wharf Holdings	318,600	2,840,190
			14,976,992
Cyprus – 0.49%
*	Eurasia Drilling GDR	65,100	2,311,050
			2,311,050
Finland – 0.48%
*	Konecranes	68,600	2,264,324
			2,264,324
France – 9.38%
*	Carrefour	109,064	2,985,508
	Cie de Saint-Gobain	111,817	4,145,179
	France Telecom	430,919	4,358,227
=†	GDF Suez VVPR Strip	8,820	0
	Publicis Groupe	25,800	1,729,982
	Rexel	123,125	2,687,018
	Safran	29,100	1,297,917
	Sanofi	121,739	12,370,174
†	Societe Generale	44,600	1,465,280
*	Technip	12,000	1,230,268
	Total	111,709	5,349,019
	Valeo	23,300	1,260,840
	Vallourec	41,267	1,983,679
*	Vinci	68,464	3,084,346
			43,947,437
Germany – 6.40%
	BASF	22,200	1,944,187
	Bayer	25,800	2,661,282
	Brenntag	4,400	686,969
	Daimler	40,125	2,183,126
	Deutsche Lufthansa	126,600	2,472,369
	Deutsche Telekom	476,699	5,038,773
	Deutsche Wohnen	141,100	2,564,723
	Gerry Weber International	40,208	1,754,958
†	LEG Immobilien	25,200	1,350,250
	Linde	7,200	1,338,713
	RWE	111,346	4,149,842
	SAP	15,900	1,273,838
	SAP ADR	31,400	2,528,956
			29,947,986
India – 0.38%
†	Jubilant Foodworks	77,211	1,773,570
			1,773,570
Indonesia – 1.22%
	Global Mediacom	4,185,500	1,001,419
	Indofood Sukses Makmur	1,894,900	1,452,740
†	Matahari Department Store	2,182,300	2,470,317
†	Tower Bersama Infrastructure	1,265,200	787,698
			5,712,174
Ireland – 1.38%
	Accenture Class A	22,900	1,739,713
	DCC	113,570	3,917,201
	Kingspan Group	68,001	826,170
			6,483,084
Israel – 1.14%
	Teva Pharmaceutical Industries ADR	134,100	5,321,088
			5,321,088
Italy – 2.89%
	Banca Generali	66,500	1,261,597
	ENI	401,738	9,027,386
	Intesa Sanpaolo	873,272	1,278,359
	Saipem	64,400	1,980,402
			13,547,744
Japan – 16.60%
	Astellas Pharma	93,400	5,020,759
	Canon	182,700	6,599,171
*	Honda Motor	117,800	4,448,943
	Hoya	111,700	2,079,023
	Hulic	241,800	1,985,673
	ITOCHU	147,500	1,772,256
	JGC	59,000	1,491,140
	Kao	150,500	4,924,466
	Kubota	88,900	1,263,659
*	Nabtesco	68,100	1,399,910
*	Nintendo	12,300	1,321,077
*=†	Nippon Paper Industries	79,700	1,215,863
†	ORIX	411,000	5,200,266
	Seven & I Holdings	154,700	5,119,415
	Shin-Etsu Chemical	24,800	1,646,659

(continues)       67

Statements of net assets

Optimum International Fund

		Number of	Value
		Shares	(U.S. $)
ΔCommon Stock (continued)
Japan (continued)
	Softbank	83,300	$3,840,667
*	Sumitomo Mitsui Financial Group	62,800	2,518,538
*	Takeda Pharmaceutical	104,400	5,578,795
	Tokio Marine Holdings	204,300	5,751,567
	Tokyo Electron	46,400	2,053,076
	Toyota Motor	154,700	7,987,273
	Trend Micro	25,900	736,580
*	Unipres	57,500	1,315,787
*	Yahoo Japan	5,331	2,452,271
			77,722,834
Malaysia – 0.20%
	Astro Malaysia Holdings	1,009,600	918,855
			918,855
Mexico – 0.83%
	Fomento Economico Mexicano ADR	21,900	2,485,650
	Grupo Mexico Series B	350,500	1,415,872
			3,901,522
Netherlands – 3.55%
	Aalberts Industries	35,936	803,596
	ASML Holding	39,086	2,628,872
	Koninklijke Ahold	372,863	5,713,945
†	NXP Semiconductor	41,300	1,249,738
	Reed Elsevier	202,332	3,466,337
	Ziggo	78,300	2,753,620
			16,616,108
Singapore – 2.31%
	Jardine Matheson Holdings	70,400	4,583,039
	Singapore Telecommunications	1,073,000	3,105,131
	United Overseas Bank	190,047	3,122,130
			10,810,300
Spain – 2.77%
	Banco Santander	228,310	1,534,119
	Duro Felguera	161,000	1,099,994
	Iberdrola	1,207,037	5,621,125
	Telefonica	350,401	4,711,704
			12,966,942
Sweden – 1.25%
*	Electrolux Class B	56,506	1,437,688
	Svenska Cellulosa Class B	162,684	4,194,109
	Volvo Class B	16,222	235,868
			5,867,665
Switzerland – 14.98%
†	ABB	199,437	4,497,047
*	Cie Financiere Richemont Class A	30,000	2,353,870
*†	GAM Holding	202,300	3,419,605
*†	Glencore International	892,300	4,828,022
†	Holcim	33,489	2,668,186
	Nestle	81,100	5,863,628
	Novartis	172,402	12,246,989
*	Partners Group Holding	9,200	2,270,205
	Roche Holding	45,500	10,590,311
†	Swiss Re	67,982	5,527,341
	Syngenta	13,400	5,588,626
†	Transocean	45,300	2,353,788
†	UBS	179,900	2,756,761
†	Zurich Insurance Group	18,584	5,171,030
			70,135,409
Taiwan – 0.77%
	MediaTek	156,700	1,794,095
	Taiwan Semiconductor Manufacturing	539,269	1,814,353
			3,608,448
Thailand – 0.45%
	Bangkok Bank NVDR	169,700	1,314,068
	Charoen Pokphand Foods	712,600	796,099
			2,110,167
United Kingdom – 21.55%
	Aberdeen Asset Management	439,856	2,868,512
	AMEC	125,215	2,009,124
*	APR Energy	214,131	2,749,303
	Aveva Group	34,909	1,200,882
	Babcock International Group	161,900	2,676,469
	Barclays ADR	305,100	5,418,576
	BG Group	376,331	6,455,804
	BP	639,819	4,471,023
	British American Tobacco	67,600	3,622,752
	Compass Group	340,178	4,344,405
†	Crest Nicholson Holdings	808,900	3,622,722
	Diageo	124,200	3,915,851
	DS Smith	369,200	1,227,426
†	esure Group	808,580	3,685,791
	GlaxoSmithKline	256,600	5,998,471
	Hargreaves Lansdown	104,269	1,375,186
	HSBC Holdings	162,607	1,735,689
	Inchcape	133,820	1,021,747
	Intertek Group	62,100	3,201,562
	Jardine Lloyd Thompson Group	92,800	1,199,952
	National Grid	471,625	5,482,071
	Rexam	443,810	3,557,181
	Rotork	58,640	2,587,480
*	Royal Dutch Shell Class A	125,273	4,045,040
	SABMiller	38,600	2,031,663
	Tesco	1,098,440	6,368,164
	Tullow Oil	116,100	2,171,584
	Unilever	178,854	7,565,791
	Vodafone Group	1,516,956	4,301,016
			100,911,237
United States – 0.44%
†	Sirona Dental Systems	27,900	2,057,068
			2,057,068
Total Common Stock
	(cost $430,251,234)		454,374,410

	Number of	Value
	Shares	(U.S. $)
ΔPreferred Stock – 0.44%
Germany – 0.44%
† Volkswagen	10,400	$2,066,342
Total Preferred Stock
(cost $2,214,082)		2,066,342

	Principal
	Amount (U.S. $)
Short-Term Investments – 1.09%
≠Discount Notes – 0.18%
Federal Home Loan Bank
0.085% 5/24/13	$678,877	678,837
0.12% 4/2/13	168,207	168,207
		847,044
Repurchase Agreements – 0.13%
Bank of America 0.07%,
dated 3/28/13, to be
repurchased on 4/1/13,
repurchase price $313,958
(collateralized by U.S.
government obligations
0.125%-1.50%
8/31/18-1/15/22;
market value $320,235)	313,956	313,956
BNP Paribas 0.15%,
dated 3/28/13, to be
repurchased on 4/1/13,
repurchase price $296,454
(collateralized by U.S.
government obligations
0.25%-0.875%
2/28/14-7/31/19;
market value $302,675)	296,449	296,449
		610,405
≠U.S. Treasury Obligations – 0.78%
U.S. Treasury Bills
0.04% 4/11/13	261,630	261,628
0.058% 4/18/13	1,324,638	1,324,618
0.065% 4/25/13	156,978	156,974
0.065% 5/9/13	509,092	509,068
0.101% 4/15/13	1,385,377	1,385,366
		3,637,654
Total Short-Term Investments
(cost $5,094,984)		5,095,103

Total Value of Securities Before Securities
Lending Collateral – 98.56%
(cost $437,560,300)		461,535,855

**Securities Lending Collateral – 8.20%
Investment Companies
Delaware Investments
Collateral Fund No. 1	38,430,216	38,430,216
†@Mellon GSL Reinvestment Trust II	446,723	0
Total Securities Lending Collateral
(cost $38,876,939)		38,430,216

Total Value of Securities – 106.76%
(cost $476,437,239)		499,966,071 ©
**Obligation to Return Securities
Lending Collateral – (8.30%)		(38,876,939)
«Receivables and Other Assets
Net of Other Liabilities – 1.54%		7,198,345
Net Assets Applicable to 42,461,747
Shares Outstanding – 100.00%		$468,287,477

Net Asset Value – Optimum International Fund
Class A ($9,552,749 / 870,495 Shares)		$10.97
Net Asset Value – Optimum International Fund
Class B ($412,321 / 38,329 Shares)		$10.76
Net Asset Value – Optimum International Fund
Class C ($32,063,847 / 2,978,610 Shares)		$10.76
Net Asset Value – Optimum International Fund
Institutional Class ($426,258,560 / 38,574,313 Shares)		$11.05

Components of Net Assets at March 31, 2013:
Shares of beneficial interest
(unlimited authorization – no par)		$501,625,268
Undistributed net investment income		931,692
Accumulated net realized loss on investments		(58,946,301)
Net unrealized appreciation of investments
and derivatives		24,676,818
Total net assets		$468,287,477

(continues)       69

Statements of net assets

Optimum International Fund

Δ	Securities have been classified by country of origin. Classification by type of business has been presented in page 35 in “Security type/country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2013, the aggregate value of fair valued securities was $1,215,863, which represented 0.26% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $36,853,828 of securities loaned.
«	Includes foreign currency valued at $3,205,200 with a cost of $3,188,936.

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$10.97
Sales charge (5.75% of offering price) (B)	0.67
Offering price	$11.64

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2013:1

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
CITI	AUD	11,217,141	USD	(11,669,626)	4/17/13	$(8,864)
CITI	CAD	17,733,974	USD	(17,834,259)	4/17/13	(384,479)
CITI	CHF	3,121,943	USD	(3,278,319)	4/2/13	9,870
CITI	CHF	(29,045,150)	USD	31,295,898	4/17/13	698,406
CITI	DKK	3,988,910	USD	(721,809)	4/17/13	(35,818)
CITI	EUR	1,882,548	USD	(2,414,556)	4/3/13	(1,317)
CITI	EUR	(898,121)	USD	1,152,018	4/17/13	611
CITI	GBP	70,479	USD	(106,931)	4/3/13	155
CITI	GBP	(3,947,771)	USD	5,978,131	4/17/13	(19,650)
CITI	HKD	10,086,265	USD	(1,300,790)	4/17/13	(1,302)
CITI	JPY	(362,825,476)	USD	3,815,818	4/17/13	(39,199)
CITI	MXN	23,793,073	USD	(1,852,608)	4/17/13	70,251
CITI	NOK	13,079,191	USD	(2,350,470)	4/17/13	(113,028)
CITI	SEK	(18,140,866)	USD	2,779,911	4/2/13	(3,619)
CITI	SEK	19,080,491	USD	(2,923,119)	4/17/13	3,622
CITI	SGD	3,220,199	USD	(2,618,771)	4/17/13	(22,869)
CITI	ZAR	38,148,667	USD	(4,292,535)	4/17/13	(152,444)
DB	GBP	4,000	USD	(6,057)	4/2/13	21
JPMC	CHF	83,000	USD	(87,523)	4/17/13	(87)
MNB	AUD	(203,464)	USD	211,668	4/4/13	(48)
MNB	AUD	(8,425,000)	USD	8,738,615	4/30/13	(11,017)
MNB	CHF	(193,630)	USD	203,244	4/3/13	(700)
MNB	EUR	(194,316)	USD	248,666	4/2/13	(426)
MNB	EUR	(154,893)	USD	198,216	4/3/13	(341)
MNB	GBP	49,669	USD	(75,050)	4/2/13	418
MNB	GBP	(131,345)	USD	198,895	4/3/13	(670)
MNB	JPY	(56,182,966)	USD	595,413	4/2/13	(1,472)
MSC	AUD	1,536,000	USD	(1,611,350)	4/17/13	(14,603)
MSC	CHF	(448,944)	USD	472,861	4/3/13	10
MSC	CHF	448,944	USD	(472,941)	4/17/13	(5)
MSC	DKK	3,282,000	USD	(575,249)	4/17/13	(10,829)
MSC	EUR	1,254,000	USD	(1,607,595)	4/2/13	(103)
MSC	EUR	(9,302,000)	USD	12,243,480	4/17/13	318,153
MSC	GBP	(7,759,000)	USD	12,303,871	4/17/13	515,756
MSC	HKD	22,090,000	USD	(2,846,231)	4/17/13	(211)
MSC	JPY	(357,410,000)	USD	4,056,743	4/17/13	259,266
MSC	NOK	(4,434,000)	USD	798,157	4/17/13	39,638
MSC	SEK	(28,338,000)	USD	4,350,019	4/17/13	3,278
UBS	CHF	(1,421,713)	USD	1,531,738	4/17/13	34,040
						$1,130,394
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CITI — Citigroup Global Markets
DB — Deutsche Bank
DKK — Danish Krone
EUR — European Monetary Unit
GDR — Global Depositary Receipt
GBP — British Pound Sterling
HKD — Hong Kong Dollar
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
NOK — Norwegian Krone
NVDR — Non-Voting Depositary Receipt
SEK — Swedish Krona
SGD — Singapore Dollar
VVPR Strip — Dividend Coupon
UBS — United Bank of Switzerland
USD — United States Dollar
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)       71

Statements of net assets

Optimum Large Cap Growth Fund
March 31, 2013

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.56%
Consumer Discretionary – 22.27%
†	Amazon.com	71,100	$18,947,438
†	AutoZone	23,202	9,205,858
†	CarMax	35,900	1,497,030
	Carnival (United Kingdom)	28,774	1,007,324
	CBS Class B	297,525	13,891,441
†	Charter Communications Class A	5,300	552,154
†	Chipotle Mexican Grill	13,509	4,402,178
	Comcast Class A	247,588	10,401,172
	D.R.Horton	45,300	1,100,790
	Delphi Automotive
	(United Kingdom)	84,200	3,738,480
	Dick’s Sporting Goods	23,450	1,109,185
†	Discovery Communications
	Class A	2,900	228,346
†	Discovery Communications
	Class C	10,900	757,986
	DISH Network Class A	58,800	2,228,520
	Disney (Walt)	69,150	3,927,720
†	Dollar General	39,250	1,985,265
†	Dollar Tree	13,600	658,648
*†	Focus Media Holding ADR	41,675	1,117,307
†	Fossil	28,000	2,704,800
	Harley-Davidson	14,000	746,200
	Home Depot	151,171	10,548,712
	L Brands	14,900	665,434
	Las Vegas Sands	117,650	6,629,578
*	Lennar Class A	27,000	1,119,960
†	Liberty Global Class A	50,085	3,676,239
	Lowe’s	338,317	12,828,981
*†	Lululemon Athletica (Canada)	64,037	3,992,707
	Marriott International Class A	23,380	987,337
	McDonald’s	107,813	10,747,878
†	MGM Resorts International	17,200	226,180
†	Michael Kors Holdings
	(China) (Hong Kong)	44,850	2,547,032
†	Netflix	7,100	1,344,811
	News Class A	82,150	2,507,218
	NIKE Class B	135,001	7,966,409
	Prada (Italy)	94,600	962,751
†	priceline.com	12,194	8,388,618
	PVH	29,600	3,161,576
	Ralph Lauren	4,400	744,964
	Ross Stores	17,900	1,085,098
	Starbucks	172,925	9,849,808
	Starwood Hotels &
	Resorts Worldwide	120,991	7,710,756
	TJX	114,016	5,330,248
	Tractor Supply	8,500	885,105
†	TripAdvisor	18,900	992,628
†	TRW Automotive Holdings	13,750	756,250
	VF	4,050	679,388
	Viacom Class B	39,700	2,444,329
	Wynn Resorts	51,116	6,397,679
	Yum Brands	5,100	366,894
			195,752,410
Consumer Staples – 6.50%
	Anheuser-Busch InBev (Belgium)	9,256	916,556
	Anheuser-Busch InBev ADR	32,714	3,256,679
	Beam	39,300	2,497,122
	Coca-Cola	129,200	5,224,848
	Colgate-Palmolive	9,300	1,097,679
	Costco Wholesale	38,900	4,127,679
	CVS Caremark	194,600	10,701,053
*†	Green Mountain Coffee Roasters	4,800	272,448
†	Monster Beverage	14,800	706,552
	Nestle (Switzerland)	13,807	998,263
	PepsiCo	75,350	5,960,939
	Pernod-Ricard (France)	5,841	727,839
	Philip Morris International	89,200	8,269,732
	Procter & Gamble	70,550	5,436,583
	Wal-Mart Stores	70,208	5,253,665
	Whole Foods Market	19,100	1,656,925
			57,104,562
Energy – 5.18%
	Anadarko Petroleum	77,550	6,781,748
	Cabot Oil & Gas	6,900	466,509
†	Cameron International	44,200	2,881,840
	Cimarex Energy	8,300	626,152
	EOG Resources	12,700	1,626,489
	EQT	15,800	1,070,450
†	FMC Technologies	27,700	1,506,603
	Halliburton	67,500	2,727,675
	Kinder Morgan	101,549	3,927,915
	National Oilwell Varco	30,050	2,126,038
	Phillips 66	20,900	1,462,373
	Pioneer Natural Resources	27,150	3,373,388
	Range Resources	25,600	2,074,624
	Schlumberger	122,262	9,156,200
	Valero Energy	68,300	3,106,967
†	Whiting Petroleum	23,050	1,171,862
	Williams	38,000	1,423,480
			45,510,313
Financials – 7.94%
	American Express	162,898	10,989,098
†	American International Group	38,160	1,481,371
	American Tower	121,935	9,379,240
	Bank of America	73,400	894,012
	Blackstone Group	113,850	2,251,953
	Capital One Financial	67,550	3,711,873
*	Carlyle Group	13,300	402,325
	Citigroup	280,686	12,417,548
	Franklin Resources	14,300	2,156,583

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financials (continued)
	†IntercontinentalExchange	4,900	$799,043
	Invesco	62,200	1,801,312
	JPMorgan Chase	13,500	640,710
	Morgan Stanley	258,350	5,678,533
*	Ryman Hospitality Properties	47,130	2,156,198
	Silver Bay Realty Trust	11,473	237,498
	Two Harbors Investment	234,150	2,952,632
	U.S. Bancorp	23,900	810,927
	Wells Fargo	241,782	8,943,516
	Zions Bancorp	83,750	2,092,913
			69,797,285
Healthcare – 13.74%
†	Actavis	25,400	2,339,594
†	Alexion Pharmaceuticals	14,500	1,336,030
	Allergan	11,300	1,261,419
	Amgen	20,850	2,137,334
	Baxter International	11,200	813,568
†	Biogen Idec	73,948	14,265,308
	Bristol-Myers Squibb	355,016	14,623,108
†	Catamaran	18,934	1,004,070
†	Celgene	52,300	6,062,093
	Covidien (Ireland)	64,700	4,389,248
†	Edwards Lifesciences	11,800	969,488
†	Express Scripts Holding	119,950	6,915,118
†	Gilead Sciences	461,276	22,570,234
	HCA Holdings	149,550	6,076,217
†	IDEXX Laboratories	8,800	813,032
†	Insulet	48,250	1,247,745
†	Intuitive Surgical	5,872	2,884,268
	Lilly (Eli)	56,200	3,191,598
	McKesson	25,600	2,763,776
*	Novo Nordisk Class B (Denmark)	6,985	1,134,855
†	ONYX Pharmaceuticals	6,300	559,818
	Pfizer	242,734	7,005,302
†	Pharmacyclics	7,900	635,239
†	Regeneron Pharmaceuticals	4,500	793,800
	Sanofi ADR	34,400	1,757,152
	Stryker	15,700	1,024,268
	Thermo Fisher Scientific	17,250	1,319,453
	UnitedHealth Group	102,650	5,872,607
	Universal Health Services Class B	22,250	1,421,108
†	Valeant Pharmaceuticals
	International (Canada)	21,500	1,612,930
†	Vertex Pharmaceuticals	33,500	1,841,830
†	Zoetis	4,900	163,660
			120,805,270
Industrials – 12.89%
	ADT	44,075	2,157,031
	Babcock & Wilcox	10,100	286,941
	Boeing	38,250	3,283,763
	Caterpillar	27,800	2,417,766
	Chicago Bridge & Iron (Netherlands)	64,850	4,027,185
	Copa Holdings Class A (Panama)	5,000	598,050
	CSX	108,926	2,682,847
	Cummins	22,880	2,649,733
	Danaher	130,984	8,140,655
†	Delta Air Lines	84,750	1,399,223
	Eaton (Ireland)	51,602	3,160,623
	Fastenal	60,500	3,106,675
	FedEx	35,900	3,525,380
	General Dynamics	28,050	1,977,806
	Grainger (W.W.)	26,439	5,948,246
	Honeywell International	99,250	7,478,487
	Hunt (J.B.) Transport Services	16,200	1,206,576
†	IHS Class A	7,000	733,040
	Joy Global	9,850	586,272
	Kansas City Southern	25,100	2,783,590
†	MRC Global	53,700	1,768,341
	Pentair (Switzerland)	121,184	6,392,456
	Precision Castparts	59,346	11,253,188
†	Quanta Services	118,150	3,376,727
	Robert Half International	66,800	2,507,004
	Rolls-Royce Holdings
	(United Kingdom)	174,032	2,988,092
	Roper Industries	18,700	2,380,697
†	Terex	66,400	2,285,488
	Tyco International (Switzerland)	85,750	2,744,000
	Union Pacific	51,812	7,378,546
†	United Continental Holdings	27,000	864,270
	United Parcel Service Class B	47,300	4,063,070
*†	United Rentals	49,908	2,743,443
†	WABCO Holdings	36,400	2,569,476
*†	WESCO International	25,300	1,837,033
			113,301,720
Information Technology – 23.13%
	Accenture Class A (Ireland)	64,782	4,921,489
†	Akamai Technologies	24,300	857,547
†	Alliance Data Systems	5,000	809,450
	Apple	50,600	22,397,078
	ASML Holding (Netherlands)	26,357	1,792,540
†	Autodesk	18,300	754,692
†	Baidu ADR	11,600	1,017,320
	Broadcom Class A	117,000	4,056,390
†	Cadence Design Systems	295,300	4,113,529
	Cisco Systems	36,550	764,261
†	Citrix Systems	36,500	2,633,840
†	Cognizant Technology Solutions
	Class A	36,450	2,792,435
†	eBay	499,265	27,070,148
†	Equinix	31,862	6,892,069
†	F5 Networks	31,150	2,774,842
†	Facebook Class A	165,767	4,240,320
†	Fiserv	10,100	887,083

(continues)       73

Statements of net assets

Optimum Large Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Information Technology (continued)
†	Google Class A	39,811	$31,611,127
	International Business Machines	53,650	11,443,545
	Intuit	39,416	2,587,660
†	Juniper Networks	73,400	1,360,836
†	Lam Research	79,800	3,308,508
†	LinkedIn Class A	11,800	2,077,508
	MasterCard Class A	19,250	10,416,753
†	Microsemi	8,850	205,055
	Motorola Solutions	31,538	2,019,378
†	NetSuite	4,100	328,246
*†	Nuance Communications	26,000	524,680
	QUALCOMM	193,634	12,963,796
†	Red Hat	80,450	4,067,552
†	salesforce.com	36,500	6,527,295
	Samsung Electronics
	(Republic of Korea)	1,196	1,621,964
†	SanDisk	58,700	3,228,500
†	Sina (China)
	(Hong Kong Exchange)	58,500	2,842,515
†	Skyworks Solutions	14,050	309,522
	Tencent Holdings (China)
	(Hong Kong Exchange)	15,100	480,085
†	Trimble Navigation	18,000	539,280
@=†	Twitter	7,812	127,961
	Visa Class A	82,386	13,992,438
†	Yahoo	81,100	1,908,283
			203,267,520
Materials – 3.52%
	Celanese Class A	58,370	2,571,199
	Eastman Chemical	23,500	1,641,945
	Ecolab	19,400	1,555,492
	International Paper	38,500	1,793,330
	LyondellBasell Industries
	Class A (Netherlands)	37,526	2,375,021
	Monsanto	79,680	8,416,597
	Mosaic	43,000	2,563,230
	PPG Industries	8,600	1,151,884
	Praxair	31,900	3,558,126
	Rockwood Holdings	43,500	2,846,640
	Sherwin-Williams	14,400	2,432,016
			30,905,480
Telecommunication Services – 1.39%
†	Crown Castle International	84,300	5,870,652
†	SBA Communications Class A	7,600	547,352
	Verizon Communications	80,000	3,932,000
	Vodafone Group ADR	67,400	1,914,834
			12,264,838
Total Common Stock
	(cost $691,326,419)		848,709,398

Convertible Preferred Stock – 0.05%
@=†	LivingSocial Series F	14,824	16,603
@=†	Twitter Series A	20	328
@=†	Twitter Series B	5,988	98,083
@=†	Twitter Series C	1,619	26,519
@=†	Twitter Series D	2,999	49,124
@=†	Twitter Series F	1,022	16,740
@=†	Twitter Series G-2	12,309	201,622
Total Convertible Preferred Stock
	(cost $498,781)		409,019

		Principal
		Amount (U.S. $)
Short-Term Investments – 3.50%
≠Discount Notes – 0.46%
	Federal Home Loan Bank
	0.085% 5/24/13	$2,997,587	2,997,410
	0.12% 4/2/13	1,067,208	1,067,209
			4,064,619
Repurchase Agreements – 0.99%
	Bank of America 0.07%,
	dated 3/28/13, to be
	repurchased on 4/1/13,
	repurchase price $4,492,438
	(collateralized by U.S.
	government obligations
	0.125%-1.50%
	8/31/18-1/15/22;
	market value $4,582,251)	4,492,403	4,492,403
	BNP Paribas 0.15%,
	dated 3/28/13, to be
	repurchased on 4/1/13,
	repurchase price $4,241,977
	(collateralized by U.S.
	government obligations
	0.25%-0.875%
	2/28/14-7/31/19;
	market value $4,330,990)	4,241,906	4,241,906
			8,734,309
≠U.S. Treasury Obligations – 2.05%
	U.S. Treasury Bills
	0.04% 4/11/13	3,743,669	3,743,639
	0.058% 4/18/13	5,848,951	5,848,863
	0.065% 4/25/13	2,246,201	2,246,152
	0.065% 5/9/13	1,738,394	1,738,311
	0.101% 4/15/13	4,439,879	4,439,843
			18,016,808
Total Short-Term Investments
	(cost $30,815,230)		30,815,736

Total Value of Securities Before Securities
	Lending Collateral – 100.11%
	(cost $722,640,430)		879,934,153

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 0.15%
Investment Companies
Delaware Investments
Collateral Fund No. 1	1,280,182	$1,280,182
†@Mellon GSL Reinvestment
Trust II	719,812	0
Total Securities Lending Collateral
(cost $1,999,994)		1,280,182

Total Value of Securities – 100.26%
(cost $724,640,424)		881,214,335 ©
**Obligation to Return Securities
Lending Collateral – (0.23%)		(1,999,994)
Other Liabilities Net of Receivables
and other Assets – (0.03%)		(239,258)
Net Assets Applicable to 59,545,154
Shares Outstanding – 100.00%		$878,975,083

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($34,182,270 / 2,353,310 Shares)		$14.53
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($1,447,170 / 106,137 Shares)		$13.63
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($115,241,913 / 8,452,970 Shares)		$13.63
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class ($728,103,730 / 48,632,737 Shares)		$14.97

Components of Net Assets at March 31, 2013:
Shares of beneficial interest
(unlimited authorization – no par)		$713,262,769
Undistributed net investment income		249,945
Accumulated net realized gain on investments		8,884,646
Net unrealized appreciation of investments and
foreign currencies		156,577,723
Total net assets		$878,975,083

†	Non income producing security.
*	Fully or partially on loan.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $536,980, which represented 0.06% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2013, the aggregate value of fair valued securities was $536,980, which represented 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $1,949,712 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$14.53
Sales charge (5.75% of offering price) (B)	0.89
Offering price	$15.42

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

(continues)       75

Statements of net assets

Optimum Large Cap Value Fund
March 31, 2013

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.67%
Consumer Discretionary – 10.59%
	Advance Auto Parts	30,350	$2,508,428
	Coach	169,982	8,497,400
	Comcast Special Class A	103,650	4,106,613
	Delphi Automotive (United Kingdom)	60,650	2,692,860
	Disney (Walt)	133,040	7,556,672
†	General Motors	29,090	809,284
	Hasbro	86,320	3,792,901
	Johnson Controls	111,270	3,902,239
	Kohl’s	23,380	1,078,519
	McDonald’s	26,010	2,592,937
	Nordstrom	82,676	4,566,195
	Omnicom Group	84,640	4,985,296
	Ross Stores	182,800	11,081,336
	Staples	85,550	1,148,937
	Target	93,930	6,429,509
	TJX	264,168	12,349,853
	Viacom Class B	82,900	5,104,153
	Yum Brands	134,313	9,662,477
			92,865,609
Consumer Staples – 11.56%
	Altria Group	379,149	13,038,934
	Campbell Soup	114,807	5,207,646
	Coca-Cola Enterprises	32,600	1,203,592
	Colgate-Palmolive	58,333	6,885,044
	CVS Caremark	120,021	6,599,955
	Danone (France)	57,879	4,027,152
	Diageo (United Kingdom)	247,147	7,792,196
	Dr. Pepper Snapple Group	41,780	1,961,571
	General Mills	141,330	6,968,982
	Hershey	55,546	4,861,941
	Kellogg	24,660	1,588,844
	Lorillard	101,140	4,080,999
	Nestle (Switzerland)	73,440	5,309,801
	PepsiCo	24,290	1,921,582
	Philip Morris International	286,959	26,603,969
	Procter & Gamble	27,046	2,084,165
	Smucker (J.M.)	12,150	1,204,794
			101,341,167
Energy – 15.59%
	Apache	146,517	11,305,252
	Chevron	139,043	16,521,089
	ConocoPhillips	141,930	8,529,993
	EOG Resources	21,880	2,802,172
	Exxon Mobil	205,290	18,498,682
	HollyFrontier	233,887	12,033,486
	Marathon Petroleum	171,654	15,380,198
†	Newfield Exploration	274,943	6,164,222
	Occidental Petroleum	74,900	5,869,913
	Patterson-UTI Energy	479,850	11,439,624
*	RPC	697,575	10,582,213
†	Superior Energy Services	161,324	4,189,584
†	Ultra Petroleum	666,139	13,389,394
			136,705,822
Financials – 20.11%
	ACE (Switzerland)	55,200	4,911,144
	AFLAC	234,073	12,176,476
	American Capital Agency	304,109	9,968,693
	Aon (United Kingdom)	64,790	3,984,585
	Apartment Investment & Management	339,229	10,400,761
	Bank of New York Mellon	236,146	6,609,727
	BlackRock	20,569	5,283,765
	CBOE Holdings	285,532	10,547,552
	Chubb	35,210	3,081,931
	Discover Financial Services	237,603	10,654,119
	Eaton Vance	258,595	10,817,028
	Franklin Resources	24,100	3,634,521
	Goldman Sachs Group	61,010	8,977,622
	JPMorgan Chase	297,260	14,107,959
	McGraw-Hill	263,114	13,702,976
	MetLife	189,650	7,210,493
	Moody’s	58,880	3,139,482
	PNC Financial Services Group	44,950	2,989,175
	Prudential Financial	83,430	4,921,536
	State Street	80,020	4,728,382
	Travelers	70,720	5,953,917
	Waddell & Reed Financial Class A	224,288	9,819,329
	Wells Fargo	235,810	8,722,612
			176,343,785
Healthcare – 10.03%
	Abbott Laboratories	95,130	3,359,992
	AbbVie	71,970	2,934,937
	Becton, Dickinson	24,800	2,371,128
†	Endo Health Solutions	155,092	4,770,630
†	Express Scripts Holding	18,480	1,065,372
†	Gilead Sciences	188,025	9,200,063
†	Health Management Associates Class A	1,051,100	13,527,657
	Johnson & Johnson	188,470	15,365,959
	Medtronic	100,920	4,739,203
	Merck	85,000	3,759,550
	Pfizer	513,205	14,811,096
	Quest Diagnostics	33,130	1,870,189
	Roche Holding (Switzerland)	10,568	2,459,745
	St. Jude Medical	80,470	3,254,207
	Thermo Fisher Scientific	56,890	4,351,516
†	Zoetis	4,550	151,970
			87,993,214
Industrials – 12.76%
	3M	70,160	7,458,710
	Canadian National Railway (Canada)	20,160	2,022,048
	Caterpillar	74,680	6,494,920
	Copa Holdings Class A (Panama)	93,441	11,176,477
	Danaher	84,790	5,269,699
*	Dun & Bradstreet	22,630	1,893,000
	Eaton (Ireland)	62,420	3,823,225

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
Fluor	10,120	$671,260
Honeywell International	106,050	7,990,868
Illinois Tool Works	1,040	63,378
Joy Global	137,657	8,193,344
Lockheed Martin	231,237	22,318,994
Northrop Grumman	58,750	4,121,313
Pentair (Switzerland)	31,134	1,642,319
Stanley Black & Decker	53,107	4,300,074
Tyco International (Switzerland)	138,640	4,436,480
United Parcel Service Class B	133,561	11,472,889
United Technologies	91,700	8,567,530
		111,916,528
Information Technology – 9.53%
Accenture Class A (Ireland)	242,107	18,392,868
Apple	16,162	7,153,786
Fidelity National Information Services	16,390	649,372
† Fiserv	24,790	2,177,306
Harris	63,935	2,962,748
Hewlett-Packard	38,090	908,066
Intel	125,360	2,739,116
International Business Machines	85,581	18,254,427
MasterCard Class A	3,108	1,681,832
Microsoft	313,040	8,956,074
Oracle	171,870	5,558,276
Western Digital	224,413	11,283,486
Western Union	192,340	2,892,794
		83,610,151
Materials – 4.38%
Air Products & Chemicals	45,750	3,985,740
CF Industries Holdings	42,170	8,027,902
Cliffs Natural Resources	293,529	5,579,986
NewMarket	30,652	7,980,555
PPG Industries	43,790	5,865,233
Southern Copper	185,631	6,974,157
		38,413,573
Telecommunication Services – 1.94%
AT&T	186,640	6,847,821
Verizon Communications	73,690	3,621,864
Vodafone Group (United Kingdom)	2,291,959	6,498,377
		16,968,062
Utilities – 0.18%
PPL	24,880	778,993
Public Service Enterprise Group	24,130	828,624
		1,607,617
Total Common Stock
(cost $657,968,763)		847,765,528

Convertible Preferred Stock – 0.11%
PPL 9.50% exercise price $28.80,
expiration date 7/1/13	9,830	541,830
United Technologies 7.50%
exercise price $98.52,
expiration date 8/1/15	7,480	447,678
Total Convertible Preferred Stock
(cost $867,563)		989,508

	Principal
	Amount (U.S. $)
Short-Term Investments – 2.94%
≠Discount Note – 0.32%
Federal Home Loan Bank
0.085% 5/24/13	$2,768,016	2,767,853
		2,767,853
Repurchase Agreements – 0.96%
Bank of America 0.07%, dated
3/28/13, to be repurchased
on 4/1/13, repurchase price
$4,338,662 (collateralized by
U.S. government obligations
0.125%-1.50%
8/31/18-1/15/22;
market value $4,425,401)	4,338,628	4,338,628
BNP Paribas 0.15%, dated
3/28/13, to be repurchased
on 4/1/13, repurchase price
$4,096,775 (collateralized by
U.S. government obligations
0.25%-0.875%
2/28/14-7/31/19;
market value $4,182,741)	4,096,707	4,096,707
		8,435,335
≠U.S. Treasury Obligations – 1.66%
U.S. Treasury Bills
0.04% 4/11/13	3,615,524	3,615,495
0.058% 4/18/13	5,401,007	5,400,927
0.065% 4/25/13	3,204,392	3,204,321
0.065% 5/9/13	791,376	791,338
0.101% 4/15/13	1,542,191	1,542,178
		14,554,259
Total Short-Term Investments
(cost $25,757,054)		25,757,447

Total Value of Securities Before Securities
Lending Collateral – 99.72%
(cost $684,593,380)		874,512,483

(continues)       77

Statements of net assets

Optimum Large Cap Value Fund

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 0.09%
Investment Companies
Delaware Investments
Collateral Fund No.1	762,187	$762,187
†@Mellon GSL Reinvestment Trust II	717,397	0
Total Securities Lending Collateral
(cost $1,479,584)		762,187

Total Value of Securities – 99.81%
(cost $686,072,964)		875,274,670 ©
**Obligation to Return Securities
Lending Collateral – (0.17%)		(1,479,584)
«Receivables and Other Assets Net
of Other Liabilities – 0.36%		3,216,289
Net Assets Applicable to 67,975,353
Shares Outstanding – 100.00%		$877,011,375

Net Asset Value – Optimum Large Cap Value Fund
Class A ($32,994,856 / 2,558,433 Shares)		$12.90
Net Asset Value – Optimum Large Cap Value Fund
Class B ($1,424,534 / 111,379 Shares)		$12.79
Net Asset Value – Optimum Large Cap Value Fund
Class C ($111,806,488 / 8,745,882 Shares)		$12.78
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($730,785,497 / 56,559,659 Shares)		$12.92

Components of Net Assets at March 31, 2013:
Shares of beneficial interest
(unlimited authorization – no par)		$822,482,491
Undistributed net investment income		1,658,748
Accumulated net realized loss on investments		(136,355,431)
Net unrealized appreciation of investments and
foreign currencies		189,225,567
Total net assets		$877,011,375

†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $1,416,398 of securities loaned.
«	Includes foreign currency valued at $7,271 with a cost of $7,267.

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$12.90
Sales charge (5.75% of offering price) (B)	0.79
Offering price	$13.69

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund
March 31, 2013

		Number of	Value
		Shares	(U.S. $)
Common Stock – 97.46%
Consumer Discretionary – 17.58%
	Abercrombie & Fitch Class A	13,000	$600,600
	Allison Transmission Holdings	63,630	1,527,756
†	Bally Technologies	67,000	3,481,990
†	Bloomin’ Brands	76,570	1,368,306
†	Buffalo Wild Wings	15,140	1,325,204
	Burger King Worldwide	83,510	1,595,041
	Cheesecake Factory	38,690	1,493,821
	Choice Hotels International	49,000	2,073,190
†	Deckers Outdoor	14,000	779,660
	Domino’s Pizza	27,000	1,388,880
	DSW Class A	23,880	1,523,544
†	Five Below	22,960	869,954
†	Francesca’s Holdings	48,790	1,398,321
	GNC Holdings	43,000	1,689,040
†	Hanesbrands	34,350	1,564,986
†	Helen of Troy (Bermuda)	37,000	1,419,320
†	Hibbett Sports	22,570	1,270,014
*†	HomeAway	34,710	1,128,075
	HSN	26,640	1,461,470
†	iRobot	26,700	685,122
†	Jarden	34,500	1,478,325
†	Life Time Fitness	43,000	1,839,540
†	LKQ	90,000	1,958,400
†	Lululemon Athletica	7,000	436,450
†	Madden (Steven)	40,185	1,733,581
*†	Pandora Media	133,930	1,896,449
	Pier 1 Imports	174,730	4,018,791
†	Pinnacle Entertainment	134,000	1,959,080
	Pool	36,000	1,728,000
	PVH	16,200	1,730,322
†	Quiksilver	164,090	996,026
†	rue21	42,680	1,254,365
	Samsonite International	907,610	2,268,280
†	Shutterfly	27,000	1,192,590
†	Shutterstock	28,700	1,290,926
†	Standard Pacific	134,140	1,158,970
†	Tenneco	52,930	2,080,678
†	Urban Outfitters	22,390	867,389
	Vail Resorts	27,000	1,682,640
	Williams-Sonoma	22,000	1,133,440
			61,348,536
Consumer Staples – 2.05%
	Casey’s General Stores	43,680	2,546,544
†	Chefs’ Warehouse	65,000	1,200,550
†	Elizabeth Arden	37,874	1,524,429
	Spectrum Brands Holdings	33,490	1,895,199
			7,166,722
Energy – 5.74%
†	Approach Resources	20,000	492,200
†	Atwood Oceanics	75,710	3,977,804
†	Dresser-Rand Group	11,000	678,260
†	FMC Technologies	22,000	1,196,580
†	Gulfport Energy	21,340	978,012
†	Hornbeck Offshore Services	9,000	418,140
†	Laredo Petroleum Holdings	20,000	365,800
†	Painted Pony Petroleum (Canada)	113,980	1,143,334
	Patterson-UTI Energy	48,070	1,145,989
†	PDC Energy	19,000	941,830
†	Rex Energy	60,230	992,590
†	Rosetta Resources	44,460	2,115,407
†	SemGroup Class A	38,640	1,998,461
	SM Energy	30,000	1,776,600
	Trican Well Service (Canada)	123,200	1,807,038
			20,028,045
Financials – 12.08%
	Allied World Assurance Company Holdings (Switzerland)	10,000	927,200
	Associated Banc-Corp	110,000	1,670,900
	Berkshire Hills Bancorp	17,500	446,950
	BioMed Realty Trust	61,000	1,317,600
	City National	30,000	1,767,300
	Coresite Realty	7,178	251,086
†	Countrywide (United Kingdom)	18,900	111,999
	DuPont Fabros Technology	50,879	1,234,833
	East West Bancorp	15,180	389,671
	Education Realty Trust	165,000	1,737,450
†	Enstar Group (Bermuda)	6,700	832,743
	Extra Space Storage	44,000	1,727,880
	Financial Engines	30,540	1,106,159
	First Busey	177,800	812,546
	First Commonwealth Financial	110,000	820,600
	Kennedy-Wilson Holdings	24,000	372,240
	Kite Realty Group Trust	245,000	1,651,300
	Lakeland Financial	40,000	1,067,600
	MB Financial	72,000	1,740,240
†	Ocwen Financial	25,657	972,913
	Pebblebrook Hotel Trust	71,320	1,839,343
	Potlatch	45,020	2,064,617
	Provident New York Bancorp	60,000	544,200
	Ryman Hospitality Properties	90,000	4,117,501
	Sandy Spring Bancorp	43,000	864,300
	SEI Investments	70,000	2,019,500
	Simplicity Bancorp	54,674	821,750
	Summit Hotel Properties	144,000	1,507,680
†	SVB Financial Group	20,000	1,418,800
	Tower Group International (Bermuda)	41,921	773,442
†	Virtus Investment Partners	2,680	499,230
†	WageWorks	82,830	2,073,235
†	WisdomTree Investments	57,070	593,528
†	World Acceptance	24,000	2,060,880
			42,157,216

(continues)      79

Statements of net assets

Optimum Small-Mid Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Healthcare – 12.95%
	Air Methods	29,110	$1,404,266
†	Akorn	46,000	636,180
*†	Algeta (Norway)	21,664	728,809
†	Alnylam Pharmaceuticals	18,000	438,660
†	Arena Pharmaceuticals	81,380	668,130
†	Ariad Pharmaceuticals	48,000	868,320
†	AVEO Pharmaceuticals	56,100	412,335
†	BioMarin Pharmaceutical	23,000	1,431,980
†	Cepheid	58,900	2,259,993
†	Chelsea Therapeutics International	113,086	230,695
†	Coronado Biosciences	7,878	76,574
†	Covance	23,370	1,736,858
†	Cubist Pharmaceuticals	23,690	1,109,166
	DENTSPLY International	30,000	1,272,600
*†	Exelixis	127,680	589,882
†	HeartWare International	10,550	932,937
*†	ImmunoGen	51,660	829,660
*†	Incyte	40,260	942,487
†	Insulet	46,020	1,190,077
†	InterMune	22,000	199,100
†	Ironwood Pharmaceuticals	68,860	1,259,449
†	Medicines	49,030	1,638,583
†	Mednax	18,000	1,613,340
†	Mettler-Toledo International	20,000	4,264,399
†	NPS Pharmaceuticals	147,100	1,498,949
†	Onyx Pharmaceuticals	23,310	2,071,327
	Patterson	51,000	1,940,040
†	Rigel Pharmaceuticals	61,700	418,943
†	Salix Pharmaceuticals	23,870	1,221,667
†	Sarepta Therapeutics	22,000	812,900
*†	Seattle Genetics	97,510	3,462,580
†	Sirona Dental Systems	34,000	2,506,820
†	Synageva BioPharma	23,593	1,295,728
†	Team Health Holdings	26,160	951,701
	Techne	15,000	1,017,750
†	WellCare Health Plans	21,840	1,265,846
			45,198,731
Industrials – 21.78%
	Acorn Energy	81,362	598,011
	Acuity Brands	39,680	2,751,808
@	Altra Holdings	13,230	360,121
	AMETEK	105,000	4,552,800
	Apogee Enterprises	30,170	873,422
	Applied Industrial Technologies	26,880	1,209,600
†	Armstrong World Industries	17,360	970,250
†	Avis Budget Group	129,580	3,606,211
	Briggs & Stratton	69,170	1,715,416
†	CAI International	53,000	1,527,460
†	Chart Industries	4,000	320,040
	Chicago Bridge & Iron (Netherlands)	31,000	1,925,100
†	DigitalGlobe	87,480	2,529,047
	Donaldson	97,800	3,539,382
†	DXP Enterprises	7,891	589,458
	ESCO Technologies	64,200	2,623,212
	Forward Air	35,000	1,305,150
	Generac Holdings	31,000	1,095,540
	HEICO Class A	50,000	1,715,500
†	Hertz Global Holdings	56,500	1,257,690
†	II-VI	90,000	1,533,600
	Interface	90,000	1,729,800
	Kennametal	41,000	1,600,640
†	Kirby	16,000	1,228,800
	Knoll	65,781	1,192,610
	Landstar System	26,434	1,509,117
	McGrath RentCorp	31,000	964,100
†	Middleby	12,290	1,869,924
†	Moog Class A	73,920	3,387,754
	Nordson	70,000	4,616,499
†	Old Dominion Freight Line	48,856	1,866,299
†	On Assignment	45,370	1,148,315
†	Oshkosh	22,000	934,780
†	Owens Corning	19,038	750,668
†	Performant Financial	77,000	945,560
†	Polypore International	71,190	2,860,414
†	RPX	23,059	325,362
†	Rush Enterprises Class A	57,000	1,374,840
†	Spirit Airlines	109,910	2,787,318
†	Teledyne Technologies	17,860	1,400,938
	Textainer Group Holdings (Bermuda)	36,000	1,423,800
†	Thermon Group Holdings	20,000	444,200
	Toro	35,000	1,611,400
†	TrueBlue	35,160	743,282
†	WESCO International	37,340	2,711,257
			76,026,495
Information Technology – 20.83%
	Amphenol Class A	28,400	2,120,060
†	ANSYS	36,000	2,931,120
†	Aruba Networks	40,630	1,005,186
†	Atmel	155,000	1,078,800
†	Cadence Design Systems	138,650	1,931,395
	Coherent	3,560	201,994
†	Concur Technologies	35,180	2,415,459
†	Cornerstone OnDemand	26,370	899,217
†	CoStar Group	8,620	943,545
†	DealerTrack Technologies	48,570	1,426,987
†	Demandware	15,000	380,250
†	Exa	55,000	523,600
†	ExlService Holdings	88,000	2,893,440
	Fair Isaac	40,180	1,835,824
†	FleetMatics Group (Ireland)	57,450	1,393,163
	Heartland Payment Systems	31,740	1,046,468
†	Hittite Microwave	10,000	605,600
	IAC/InterActiveCorp	30,710	1,372,123
†	Imperva	57,210	2,202,585

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Information Technology (continued)
*†	Infinera	60,000	$420,000
†	Informatica	42,000	1,447,740
*	IPG Photonics	56,430	3,747,515
†	Ixia	75,180	1,626,895
†	JDS Uniphase	123,070	1,645,446
†	Lattice Semiconductor	273,387	1,489,959
†	Liquidity Services	20,000	596,200
†	LivePerson	76,100	1,033,438
†	MICROS Systems	62,150	2,828,447
†	Microsemi	40,000	926,800
†	NETGEAR	19,000	636,690
†	ON Semiconductor	130,000	1,076,400
†	Palo Alto Networks	20,110	1,138,226
†	PTC	51,840	1,321,402
†	RealPage	28,632	592,969
†	Rogers	29,203	1,390,647
†	ServiceNow	49,179	1,780,280
	Solera Holdings	33,430	1,949,972
†	Splunk	30,540	1,222,516
†	SPS Commerce	59,000	2,517,530
†	Stratasys	10,000	742,200
†	TIBCO Software	40,260	814,057
†	Trulia	49,070	1,539,817
†	Ultratech	55,810	2,206,169
†	Verint Systems	47,620	1,740,511
†	Virtusa	106,211	2,523,573
†	Web.com Group	118,780	2,028,762
†	WEX	17,320	1,359,620
†	WNS Holdings ADR	214,490	3,161,583
			72,712,180
Materials – 3.02%
	Albemarle	19,000	1,187,880
†	CaesarStone Sdot Yam (Israel)	7,184	189,658
†	Headwaters	159,270	1,736,043
	KapStone Paper & Packaging	85,560	2,378,567
†	Louisiana-Pacific	70,490	1,522,584
	Methanex (Canada)	55,290	2,246,433
	Packaging Corp. of America	28,730	1,289,115
			10,550,280
Telecommunication Services – 1.43%
*†	Boingo Wireless	75,000	414,000
†	SBA Communications Class A	27,000	1,944,540
†	tw telecom	104,000	2,619,760
			4,978,300
Total Common Stock
	(cost $256,080,920)		340,166,505

Exchange-Traded Fund – 0.56%
	iShares Russell 2000 Growth
	Index Fund	18,200	1,961,050
Total Exchange-Traded Fund
	(cost $1,901,820)		1,961,050

		Principal
		Amount (U.S. $)
Short-Term Investments – 1.69%
≠Discount Notes – 0.25%
Federal Home Loan Bank
	0.085% 5/24/13	$575,383	575,349
	0.12% 4/2/13	304,701	304,701
			880,050
Repurchase Agreements – 0.57%
	Bank of America 0.07%, dated
	3/28/13, to be repurchased
	on 4/1/13, repurchase price
	$1,012,965 (collateralized by
	U.S. government obligations
	0.125%-1.50%
	8/31/18-1/15/22;
	market value $1,033,216)	1,012,957	1,012,957
	BNP Paribas 0.15%, dated
	3/28/13, to be repurchased
	on 4/1/13, repurchase price
	$956,490 (collateralized by U.S.
	government obligations
	0.25%-0.875%
	2/28/14-7/31/19;
	market value $976,561)	956,474	956,474
			1,969,431

≠U.S. Treasury Obligations – 0.87%
	U.S. Treasury Bills
	0.04% 4/11/13	844,131	844,124
	0.058% 4/18/13	1,122,698	1,122,682
	0.065% 4/25/13	506,478	506,467
	0.065% 5/9/13	146,255	146,248
	0.101% 4/15/13	427,125	427,122
			3,046,643
Total Short-Term Investments
	(cost $5,896,041)		5,896,124

Total Value of Securities Before Securities
	Lending Collateral – 99.71%
	(cost $263,878,781)		348,023,679

(continues)       81

Statements of net assets

Optimum Small-Mid Cap Growth Fund

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 2.09%
Investment Companies
Delaware Investments
Collateral Fund No. 1	7,278,964	$7,278,964
†@Mellon GSL Reinvestment Trust II	348,710	0
Total Securities Lending Collateral
(cost $7,627,674)		7,278,964

Total Value of Securities – 101.80%
(cost $271,506,455)		355,302,643 ©
**Obligation to Return Securities
Lending Collateral – (2.19%)		(7,627,674)
Receivables and Other Assets Net of Other
Liabilities – 0.39%		1,362,842
Net Assets Applicable to 23,789,763 Shares
Outstanding – 100.00%		$349,037,811

Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class A ($6,414,464 / 449,925 Shares)		$14.26
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class B ($260,949 / 19,629 Shares)		$13.29
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class C ($20,921,246 / 1,575,001 Shares)		$13.28
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Institutional Class ($321,441,152 / 21,745,208 Shares)		$14.78

Components of Net Assets at March 31 2013:
Shares of beneficial interest
(unlimited authorization – no par)		$246,997,482
Distributions in excess of net investment income		(992,046)
Accumulated net realized gain on investments		19,236,178
Net unrealized appreciation of investments and derivatives		83,796,197
Total net assets		$349,037,811

†	Non income producing security.
*	Fully or partially on loan.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $360,121, which represented 0.10% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $7,436,986 of securities loaned.

The following foreign currency exchange contract was outstanding at March 31, 2013:1

Foreign Currency Exchange Contract

					Unrealized
	Contract to			Settlement	Appreciation
Counterparty	Receive (Deliver)	In Exchange For		Date	(Depreciation)
DB	CAD 27,112	USD	(26,676)	4/3/13	$9

The use of foreign currency exchange contract involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$14.26
Sales charge (5.75% of offering price) (B)	0.87
Offering price	$15.13

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

Summary of Abbreviations:
ADR — American Depositary Receipt
CAD — Canadian Dollar
DB — Deutsche Bank
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund
March 31, 2013

		Number of	Value
		Shares	(U.S. $)
²Common Stock – 91.21%
Consumer Discretionary – 12.64%
	Advance Auto Parts	21,400	$1,768,710
†	Ascena Retail Group	80,000	1,484,000
*	bebe Stores	58,404	243,545
†	Borg Warner	26,500	2,049,510
†	Children’s Place Retail Stores	11,800	528,876
†	Crocs	149,300	2,212,626
	Family Dollar Stores	20,100	1,186,905
	Finish Line Class A	78,000	1,528,020
	Foot Locker	37,600	1,287,424
	Garmin (Switzerland)	70,700	2,335,928
	†Genesco	12,000	721,080
	Hooker Furniture	155,694	2,481,762
*†	Jos.A. Bank Clothiers	45,602	1,819,520
	Lear	41,600	2,282,592
†	Life Time Fitness	26,700	1,142,226
†	MaidenForm Brands	60,000	1,051,800
	PETsMART	17,100	1,061,910
†	Ruth’s Hospitality Group	189,053	1,803,566
	Signet Jewelers (Bermuda)	37,500	2,512,500
	Spartan Motors	473,516	2,514,370
*	Staples	249,000	3,344,069
	Tupperware Brands	36,200	2,958,988
†	Winnebago Industries	131,001	2,703,861
†	WMS Industries	101,600	2,561,336
			43,585,124
Consumer Staples – 1.43%
	Dr. Pepper Snapple Group	26,500	1,244,175
	Molson Coors Brewing Class B	25,000	1,223,250
*	Sanderson Farms	45,000	2,457,900
			4,925,325
Energy – 5.00%
*†	Approach Resources	46,700	1,149,287
†	Cloud Peak Energy	66,500	1,248,870
	CONSOL Energy	68,000	2,288,200
	Gulf Island Fabrication	78,416	1,651,441
*†	Newpark Resources	287,350	2,666,608
†	PDC Energy	23,700	1,174,809
†	Rex Energy	137,800	2,270,944
*†	Ultra Petroleum	115,300	2,317,530
†	Vaalco Energy	326,503	2,478,158
			17,245,847
Financials – 11.36%
	Alexandria Real Estate Equities	32,092	2,277,890
	Aspen Insurance Holdings (Bermuda)	61,100	2,357,238
	AXIS Capital Holdings (Bermuda)	56,200	2,339,044
	BankUnited	79,300	2,031,666
	City Holding	65,979	2,625,304
	DiamondRock Hospitality	127,700	1,188,887
*	Digital Realty Trust	16,500	1,104,015
	Dime Community Bancshares	178,626	2,565,069
	East West Bancorp	100,700	2,584,969
	First Financial Bancorp	125,100	2,007,855
†	Hallmark Financial Services	262,778	2,365,002
	HCC Insurance Holdings	56,900	2,391,507
	Horace Mann Educators	125,376	2,614,090
	Lazard Class A (Bermuda)	59,400	2,027,322
	Potlatch	30,103	1,380,524
	PrivateBancorp	72,300	1,367,193
	Safety Insurance Group	12,500	614,375
	Stewart Information Services	29,945	762,699
†	SVB Financial Group	18,200	1,291,108
	Wintrust Financial	38,800	1,437,152
	XL Group (Ireland)	60,000	1,818,000
			39,150,909
Healthcare – 2.77%
†	Cambrex	14,701	188,026
†	CareFusion	86,400	3,023,136
	DENTSPLY International	27,400	1,162,308
†	Hologic	91,500	2,067,900
†	Mednax	26,900	2,411,047
†	Orthofix International (Curacao)	20,000	717,400
			9,569,817
Industrials – 28.90%
	AAON	93,556	2,581,210
†	ACCO Brands	302,200	2,018,696
	Acuity Brands	38,000	2,635,300
†	Aegion	63,000	1,458,450
	AGCO	22,500	1,172,700
	Albany International	52,600	1,520,140
	AMETEK	52,875	2,292,660
	Avery Dennison	70,000	3,014,900
†	BE Aerospace	38,600	2,327,194
	Brady Class A	53,300	1,787,149
	Carlisle	43,300	2,935,307
*†	Colfax	58,500	2,722,590
	Crane	33,300	1,860,138
†	Diana Shipping (Greece)	19,000	202,540
	Dover	48,700	3,549,256
	Encore Wire	82,507	2,889,395
	Ennis	144,790	2,181,985
	Equifax	40,097	2,309,186
†	Federal Signal	268,000	2,181,520
†	Foster Wheeler (Switzerland)	103,000	2,353,550
	Graham	123,157	3,046,904
	Granite Construction	69,200	2,203,328
	Griffon	53,300	635,336
	Harsco	55,000	1,362,350
	Houston Wire & Cable	1,000	12,950
	Hubbell Class B	40,100	3,894,111
	IDEX	27,700	1,479,734
	Ingersoll-Rand (Ireland)	51,500	2,833,015

(continues)      83

Statements of net assets

Optimum Small-Mid Cap Value Fund

		Number of	Value
		Shares	(U.S. $)
²Common Stock (continued)
Industrials (continued)
	Kennametal	88,600	$3,458,944
	Knoll	149,824	2,716,309
	Manpower	37,100	2,104,312
	McGrath RentCorp	84,476	2,627,204
	Primoris Services	11,800	260,898
	Robert Half International	30,800	1,155,924
†	Rush Enterprises Class A	57,300	1,382,076
	Stanley Black & Decker	41,000	3,319,770
	TAL International Group	25,900	1,173,529
	Tennant	38,988	1,893,257
	Timken	84,200	4,764,037
†	Trex	28,200	1,386,876
	Trinity Industries	29,800	1,350,834
†	TrueBlue	171,300	3,621,282
	Tyco International (Switzerland)	28,400	908,800
	US Ecology	101,481	2,694,321
	Watts Water Technologies Class A	48,801	2,341,960
*†	WESCO International	41,800	3,035,098
			99,657,025
Information Technology – 16.49%
*	Adtran	8,000	157,200
†	Advanced Energy Industries	137,925	2,524,028
	Broadridge Financial Solutions	101,700	2,526,228
	Brooks Automation	175,500	1,786,590
†	Cabot Microelectronics	32,900	1,143,275
†	Checkpoint Systems	140,600	1,836,236
†	Digi International	85,000	759,050
†	Diodes	64,000	1,342,720
†	Fairchild Semiconductor International	164,100	2,320,374
†	Flextronics International (Singapore)	497,700	3,364,452
	Global Payments	58,800	2,920,008
	Harris	31,100	1,441,174
	Henry (Jack) & Associates	28,000	1,293,880
	Infineon Technologies (Germany)	100,000	789,620
†	Ingram Micro Class A	98,000	1,928,640
*	j2 Global	75,600	2,964,276
†	KEMET	200,000	1,250,000
	KLA-Tencor	22,400	1,181,376
†	Lam Research	31,900	1,322,574
†	LTX-Credence	205,300	1,240,012
	Methode Electronics	221,252	2,849,726
	Micrel	239,111	2,513,057
†	Plexus	136,661	3,322,229
†	Rudolph Technologies	228,342	2,689,869
†	ScanSource	83,581	2,358,656
†	Synaptics	84,625	3,443,390
*†	Teradyne	99,600	1,615,512
†	Unisys	60,287	1,371,529
†	VASCO Data Security International	257,534	2,173,587
†	VeriFone Holdings	20,000	413,600
			56,842,868
Materials – 11.44%
	Ashland	29,700	2,206,710
	Carpenter Technology	54,000	2,661,660
	Celanese Class A	45,000	1,982,250
†	Chemtura	85,000	1,836,850
	Eastman Chemical	46,600	3,255,942
	Fuller (H.B.)	38,000	1,485,040
	KMG Chemicals	129,335	2,514,272
†	Landec	230,153	3,330,314
	Minerals Technologies	67,800	2,814,378
*†	Molycorp	110,000	572,000
†	Owens-Illinois	97,000	2,585,050
	Packaging Corp. of America	59,400	2,665,278
	PolyOne	119,000	2,904,790
	Rock-Tenn Class A	27,100	2,514,609
	Sealed Air	140,500	3,387,455
	Sonoco Products	77,600	2,715,224
			39,431,822
Telecommunication Services – 0.60%
†	Vonage Holdings	713,600	2,062,304
			2,062,304
Utilities – 0.58%
	CMS Energy	71,900	2,008,886
			2,008,886
Total Common Stock
	(cost $243,578,507)		314,479,927

		Principal
		Amount (U.S. $)
Short-Term Investments – 8.31%
≠Discount Notes – 1.36%
	Federal Home Loan Bank
	0.085% 5/24/13	$2,666,185	2,666,027
	0.12% 4/2/13	2,005,009	2,005,009
			4,671,036
Repurchase Agreements – 2.50%
	Bank of America 0.07%, dated
	3/28/13, to be repurchased
	on 4/1/13, repurchase price
	$4,440,570 (collateralized by
	U.S. government obligations
	0.125%-1.50%
	8/31/18-1/15/22;
	market value $4,529,345)	4,440,535	4,440,535
	BNP Paribas 0.15%, dated 3/28/13,
	to be repurchased on 4/1/13,
	repurchase price $4,193,000
	(collateralized by U.S.
	government obligations
	0.25%-0.875% 2/28/14-7/31/19;
	market value $4,280,986)	4,192,930	4,192,930
			8,633,465

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments (continued)
≠U.S. Treasury Obligations – 4.45%
U.S. Treasury Bills
0.04% 4/11/13	$3,700,445	$3,700,416
0.058% 4/18/13	5,202,311	5,202,233
0.065% 4/25/13	2,220,267	2,220,218
0.065% 5/9/13	787,874	787,836
0.101% 4/15/13	3,422,561	3,422,534
		15,333,237
Total Short-Term Investments
(cost $28,637,311)		28,637,738

Total Value of Securities Before Securities
Lending Collateral – 99.52%
(cost $272,215,818)		343,117,665

	Number of
	Shares
**Securities Lending Collateral – 0.53%
Investment Companies
Delaware Investments Collateral
Fund No. 1	1,819,878	1,819,878
†@Mellon GSL Reinvestment Trust II	180,092	0
Total Securities Lending Collateral
(cost $1,999,970)		1,819,878

Total Value of Securities – 100.05%
(cost $274,215,788)		344,937,543	©
**Obligation to Return Securities
Lending Collateral – (0.58%)		(1,999,970)
«Receivables and Other Assets Net
of Other Liabilities – 0.53%		1,825,330
Net Assets Applicable to 24,395,977
Shares Outstanding – 100.00%		$344,762,903

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($5,711,315 / 415,622 Shares)		$13.74
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($235,957 / 18,415 Shares)		$12.81
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($20,057,513 / 1,567,427 Shares)		$12.80
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($318,758,118 / 22,394,513 Shares)		$14.23

Components of Net Assets at March 31, 2013:
Shares of beneficial interest
(unlimited authorization – no par)		$250,566,743
Undistributed net investment income		97,355
Accumulated net realized gain on investments		23,377,336
Net unrealized appreciation of investments
and foreign currencies		70,721,469
Total net assets		$344,762,903

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $1,903,314 of securities loaned.
«	Includes foreign currency valued at $15,382 with a cost of $15,668.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$13.74
Sales charge (5.75% of offering price) (B)	0.84
Offering price	$14.58

(A)	Net asset value per share, as illustrated, is the amount that would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust
March 31, 2013

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value[1]	$1,415,464,855	$456,440,752	$849,118,417	$848,755,036	$342,127,555	$314,479,927
Option purchased, at value	2,766	—	—	—	—	—
Short-term investments, at value	184,131,860	5,095,103	30,815,736	25,757,447	5,896,124	28,637,738
Short-term investments held as collateral
for loaned securities, at value	1,137,484	38,430,216	1,280,182	762,187	7,278,964	1,819,878
Cash	716,515	3,993,046	125,370	—	18,702	50,107
Cash collateral	830,000	—	—	—	—	—
Foreign currencies, at value	581,128	3,205,200	—	7,271	—	15,382
Receivables for fund shares sold	37,511,788	935,336	1,544,257	1,507,831	652,966	646,651
Receivables for securities sold	3,551,919	11,510,440	9,307,040	16,544,882	3,472,859	2,816,619
Variation margin receivable on futures contracts	1,340	—	—	—	—	—
Unrealized gain of foreign currency
exchange contracts	1,424,474	1,953,495	—	—	9	—
Dividends and interest receivable	10,770,274	1,345,164	602,370	2,224,089	171,417	367,923
Securities lending income receivable	2,741	27,582	854	8,921	8,092	1,118
Annual protection payments on credit default
swap contracts	83,992	—	—	—	—	—
Unrealized gain on credit default swap contracts
(including upfront payments paid $406,620)	338,146	—	—	—	—	—
Unrealized gain on interest rate swap contracts
(including upfront payments paid $88,415)	1,333,140	—	—	—	—	—
Other assets	825	106	—	—	—	—
Total assets	1,657,883,247	522,936,440	892,794,226	895,567,664	359,626,688	348,835,343

Liabilities:
Cash overdraft	—	—	—	1,475,762	—	—
Securities sold short, at value	5,453,125	—	—	—	—	—
Options written, at value	282,255	—	—	—	—	—
Payables for securities purchased	149,955,054	14,193,682	10,380,604	14,184,518	2,339,833	1,462,205
Payables for fund shares redeemed	722,976	188,890	359,578	360,837	131,277	148,128
Unrealized loss of foreign currency
exchange contracts	1,004,030	823,101	—	—	—	—
Unrealized loss on credit default swap contracts
(including upfront payments received $813,577)	664,287	—	—	—	—	—
Unrealized loss on interest rate swap contracts
(including upfront payments paid $77,183)	954,857	—	—	—	—	—
Obligation to return securities lending collateral	1,999,999	38,876,939	1,999,994	1,479,584	7,627,674	1,999,970
Due to manager and affiliates	1,266,352	451,955	943,964	920,800	397,168	369,817
Other accrued expenses	233,087	114,396	134,403	134,788	92,925	92,320
Other liabilities	52,064	—	600	—	—	—
Total liabilities	162,588,086	54,648,963	13,819,143	18,556,289	10,588,877	4,072,440

Total Net Assets	$1,495,295,161	$468,287,477	$878,975,083	$877,011,375	$349,037,811	$344,762,903

Investments, at cost	$1,367,106,584	$432,465,316	$691,825,200	$658,836,326	$257,982,740	$243,578,507
Securities sold short, at proceeds	(5,444,531)	—	—	—	—	—
Option purchased, at cost	42,281	—	—	—	—	—
Short-term investments, at cost	184,114,315	5,094,984	30,815,230	25,757,054	5,896,041	28,637,311
Short-term investments held as collateral
for loaned securities, at cost	1,999,999	38,876,939	1,999,994	1,479,584	7,627,674	1,999,970
Foreign currencies, at cost	602,385	3,188,936	—	7,267	—	15,668
Options written, at cost	(336,325)	—	—	—	—	—
[1]Including securities on loan	1,923,783	36,853,828	1,949,712	1,416,398	7,436,986	1,903,314

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust
Year Ended March 31, 2013

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$48,981,910	$8,506	$40,419	$22,137	$10,613	$34,373
Dividends	416,385	12,354,833	13,530,232	23,458,101	3,667,613	5,026,378
Securities lending income	168,052	376,614	286,297	476,992	611,584	96,179
Foreign tax withheld	(54,863)	(970,021)	(102,587)	(57,761)	(13,160)	—
	49,511,484	11,769,932	13,754,361	23,899,469	4,276,650	5,156,930

Expenses:
Management fees	7,649,618	2,627,764	6,131,426	5,632,349	3,797,114	3,414,966
Dividend disbursing and transfer
agent fees and expenses	3,476,352	1,083,513	2,209,056	2,149,211	1,134,481	1,116,526
Administration expenses	1,947,537	545,603	1,257,103	1,221,042	569,567	554,188
Distribution expenses – Class A	145,185	31,489	113,978	106,913	20,319	18,075
Distribution expenses – Class B	21,008	6,992	23,240	22,180	4,154	3,919
Distribution expenses – Class C	1,583,665	313,495	1,134,317	1,069,927	197,557	187,698
Accounting fees	531,698	126,947	314,439	304,413	134,230	130,601
Trustees’ fees	169,365	39,185	101,834	96,889	43,108	41,829
Professional fees	144,748	96,746	82,159	82,321	51,236	49,164
Reports and statements to shareholders	135,730	84,119	77,640	74,316	61,494	63,195
Registration fees	117,323	74,109	66,436	70,279	58,329	56,668
Custodian fees	108,979	227,774	30,301	20,701	20,908	8,882
Pricing fees	47,704	5,761	2,560	1,391	2,218	1,484
Insurance fees	41,297	9,344	24,095	23,133	10,201	9,585
Other	13,082	6,157	11,912	11,379	6,824	7,931
	16,133,291	5,278,998	11,580,496	10,886,444	6,111,740	5,664,711
Less fees waived	(721,408)	(307,422)	(205,993)	(142,469)	(659,614)	(723,602)
Less waived distribution expenses – Class B	—	—	—	—	(184)	(172)
Less expense paid indirectly	(592)	(607)	(638)	(638)	(629)	(636)
Total operating expenses	15,411,291	4,970,969	11,373,865	10,743,337	5,451,313	4,940,301
Net Investment Income (Loss)	34,100,193	6,798,963	2,380,496	13,156,132	(1,174,663)	216,629

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,904,150	(2,664,564)	81,717,358	31,581,409	26,731,323	31,061,601
Foreign currencies	(893,363)	(119,684)	39,115	1,077	(13,820)	(2,111)
Foreign currency exchange contracts	1,473,308	(656,822)	(2,478)	(8,380)	7,069	(1,515)
Futures contracts	(1,889,375)	19,197	—	—	—	—
Options written	688,340	—	—	—	—	—
Swap contracts	713,508	—	—	—	—	—
Net realized gain (loss)	21,996,568	(3,421,873)	81,753,995	31,574,106	26,724,572	31,057,975
Net change in unrealized appreciation
(depreciation) of:
Investments	14,654,582	23,756,685	(18,188,027)	55,364,303	18,388,746	14,876,387
Foreign currencies	(26,873)	3	(50,476)	(8,258)	31	(286)
Foreign currency exchange contracts	1,388,338	1,187,734	3,948	—	9	—
Futures contracts	(4,337)	—	—	—	—	—
Options written	114,291	—	—	—	—	—
Swap contracts	(359,235)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	15,766,766	24,944,422	(18,234,555)	55,356,045	18,388,786	14,876,101

Net Realized and Unrealized Gain	37,763,334	21,522,549	63,519,440	86,930,151	45,113,358	45,934,076

Net Increase in Net Assets
Resulting from Operations	$71,863,527	$28,321,512	$65,899,936	$100,086,283	$43,938,695	$46,150,705
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended		Year Ended
	3/31/13	3/31/12	3/31/13	3/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,100,193	$35,808,863	$6,798,963	$5,769,275
Net realized gain (loss)	21,996,568	26,623,462	(3,421,873)	(2,305,980)
Net change in unrealized appreciation (depreciation)	15,766,766	11,224,896	24,944,422	(18,403,569)
Net increase (decrease) in net assets resulting from operations	71,863,527	73,657,221	28,321,512	(14,940,274)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(705,869)	(1,400,452)	(221,995)	(173,139)
Class B	(18,326)	(124,278)	(14,640)	(10,683)
Class C	(1,734,659)	(4,493,484)	(604,569)	(237,826)
Institutional Class	(24,459,033)	(34,952,120)	(7,542,985)	(5,393,090)

Net realized gain:
Class A	(885,521)	(526,487)	—	—
Class B	(47,372)	(55,074)	—	—
Class C	(3,438,394)	(2,032,246)	—	—
Institutional Class	(24,939,659)	(12,395,715)	—	—
	(56,228,833)	(55,979,856)	(8,384,189)	(5,814,738)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,614,929	7,125,739	1,218,380	979,426
Class B	296,046	102,779	848	1,982
Class C	21,603,340	18,405,803	2,704,519	2,541,744
Institutional Class	409,166,594	344,737,019	196,255,415	84,407,565

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,505,154	1,825,346	216,582	169,731
Class B	60,765	167,562	13,932	10,278
Class C	5,073,086	6,391,577	593,528	233,901
Institutional Class	48,185,066	46,132,876	7,407,070	5,310,361
	492,504,980	424,888,701	208,410,274	93,654,988

Cost of shares redeemed:
Class A	(8,123,561)	(8,794,831)	(1,675,759)	(2,234,243)
Class B	(2,263,772)	(2,001,651)	(743,674)	(610,159)
Class C	(27,829,130)	(32,581,127)	(5,840,722)	(6,954,080)
Institutional Class	(187,677,528)	(182,353,558)	(47,790,686)	(46,442,258)
	(225,893,991)	(225,731,167)	(56,050,841)	(56,240,740)
Increase in net assets derived from capital share transactions	266,610,989	199,157,534	152,359,433	37,414,248
Net Increase in Net Assets	282,245,683	216,834,899	172,296,756	16,659,236

Net Assets:
Beginning of year	1,213,049,478	996,214,579	295,990,721	279,331,485
End of year	$1,495,295,161	$1,213,049,478	$468,287,477	$295,990,721

Undistributed net investment income	$8,689,178	$1,107,367	$931,692	$3,163,379

See accompanying notes, which are an integral part of the financial statements.

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended		Year Ended
	3/31/13	3/31/12	3/31/13	3/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,380,496	$(1,195,543)	$13,156,132	$9,819,535
Net realized gain	81,753,995	34,070,265	31,574,106	895,037
Net change in unrealized appreciation (depreciation)	(18,234,555)	29,549,864	55,356,045	39,176,300
Net increase in net assets resulting from operations	65,899,936	62,424,586	100,086,283	49,890,872

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(14,343)	—	(732,104)	(236,093)
Class B	—	—	(32,069)	(6,668)
Class C	—	—	(1,492,048)	(159,907)
Institutional Class	(1,935,816)	—	(19,050,268)	(5,647,235)
	(1,950,159)	—	(21,306,489)	(6,049,903)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,617,845	3,365,959	3,489,269	3,175,476
Class B	—	3,199	8,398	4,198
Class C	8,431,034	7,470,184	8,322,880	7,374,125
Institutional Class	153,435,556	147,609,090	153,379,757	147,534,944

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,990	—	715,995	232,490
Class B	—	—	30,412	6,437
Class C	—	—	1,465,095	157,221
Institutional Class	1,902,244	—	18,733,067	5,557,758
	167,400,669	158,448,432	186,144,873	164,042,649

Cost of shares redeemed:
Class A	(6,020,536)	(7,033,325)	(5,615,546)	(7,405,494)
Class B	(2,257,306)	(1,959,532)	(2,218,584)	(1,813,412)
Class C	(20,960,355)	(23,442,450)	(20,042,010)	(21,690,877)
Institutional Class	(131,987,000)	(135,724,594)	(124,035,542)	(122,214,398)
	(161,225,197)	(168,159,901)	(151,911,682)	(153,124,181)
Increase (decrease) in net assets derived from capital share transactions	6,175,472	(9,711,469)	34,233,191	10,918,468
Net Increase in Net Assets	70,125,249	52,713,117	113,012,985	54,759,437

Net Assets:
Beginning of year	808,849,834	756,136,717	763,998,390	709,238,953
End of year	$878,975,083	$808,849,834	$877,011,375	$763,998,390

Undistributed (accumulated) net investment income (loss)	$249,945	$(217,029)	$1,658,748	$9,816,408

See accompanying notes, which are an integral part of the financial statements.

(continues)      89

Statements of changes in net assets

Optimum Fund Trust

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year Ended		Year Ended
	3/31/13	3/31/12	3/31/13	3/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,174,663)	$(3,395,815)	$216,629	$(321,479)
Net realized gain	26,724,572	19,561,186	31,057,975	18,668,872
Net change in unrealized appreciation (depreciation)	18,388,786	(13,534,357)	14,876,101	(12,454,173)
Net increase in net assets resulting from operations	43,938,695	2,631,014	46,150,705	5,893,220

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	—	(129,104)	—

Net realized gain:
Class A	(142,744)	(357,682)	(180,540)	(53,670)
Class B	(12,682)	(55,125)	(16,448)	(8,906)
Class C	(527,248)	(1,337,094)	(711,537)	(213,540)
Institutional Class	(7,805,533)	(17,659,856)	(10,877,947)	(2,878,962)
	(8,488,207)	(19,409,757)	(11,915,576)	(3,155,078)

Capital Share Transactions:
Proceeds from shares sold:
Class A	733,570	563,709	621,539	470,396
Class B	—	1,508	—	1,881
Class C	1,452,841	1,292,696	1,369,455	1,377,784
Institutional Class	77,287,163	83,984,281	77,146,866	85,683,785

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	140,773	352,435	176,797	52,637
Class B	12,323	53,832	15,664	8,646
Class C	522,531	1,325,055	702,460	211,440
Institutional Class	7,690,684	17,401,090	10,840,542	2,838,393
	87,839,885	104,974,606	90,873,323	90,644,962

Cost of shares redeemed:
Class A	(1,009,965)	(1,383,482)	(940,201)	(1,183,911)
Class B	(422,410)	(370,439)	(436,293)	(361,555)
Class C	(3,717,995)	(4,323,168)	(3,525,201)	(4,031,151)
Institutional Class	(118,385,259)	(69,507,535)	(112,192,164)	(55,490,093)
	(123,535,629)	(75,584,624)	(117,093,859)	(61,066,710)
Increase (decrease) in net assets derived from capital share transactions	(35,695,744)	29,389,982	(26,220,536)	29,578,252
Net Increase (decrease) in Net Assets	(245,256)	12,611,239	8,014,593	32,316,394

Net Assets:
Beginning of year	349,283,067	336,671,828	336,748,310	304,431,916
End of year	$349,037,811	$349,283,067	$344,762,903	$336,748,310

Undistributed (distributions in excess of) net investment income	$(992,046)	$(1,079,817)	$97,355	$13,456

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$9.710	$9.550	$9.290	$7.750	$8.930

Income (loss) from investment operations:
Net investment income[1]	0.225	0.293	0.391	0.661	0.449
Net realized and unrealized gain (loss)	0.302	0.338	0.247	1.482	(1.140)
Total from investment operations	0.527	0.631	0.638	2.143	(0.691)

Less dividends and distributions from:
Net investment income	(0.172)	(0.342)	(0.378)	(0.603)	(0.462)
Net realized gain	(0.215)	(0.129)	—	—	(0.027)
Total dividends and distributions	(0.387)	(0.471)	(0.378)	(0.603)	(0.489)

Net asset value, end of period	$9.850	$9.710	$9.550	$9.290	$7.750

Total return[2]	5.47%	6.71%	7.01%	28.24%	(7.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,210	$40,620	$39,758	$40,808	$39,299
Ratio of expenses to average net assets	1.35%	1.35%	1.35%	1.31%	1.24%
Ratio of expenses to average net assets
prior to fees waived	1.40%	1.44%	1.46%	1.48%	1.47%
Ratio of net investment income to average net assets	2.27%	3.01%	4.10%	7.49%	5.38%
Ratio of net investment income to average net assets
prior to fees waived	2.22%	2.92%	3.99%	7.32%	5.15%
Portfolio turnover	208%	211%	273%	134%	158%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       91

Financial highlights

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$9.700	$9.540	$9.280	$7.750	$8.930

Income (loss) from investment operations:
Net investment income[1]	0.161	0.229	0.328	0.604	0.395
Net realized and unrealized gain (loss)	0.302	0.340	0.248	1.486	(1.140)
Total from investment operations	0.463	0.569	0.576	2.090	(0.745)

Less dividends and distributions from:
Net investment income	(0.108)	(0.280)	(0.316)	(0.560)	(0.408)
Net realized gain	(0.215)	(0.129)	—	—	(0.027)
Total dividends and distributions	(0.323)	(0.409)	(0.316)	(0.560)	(0.435)

Net asset value, end of period	$9.840	$9.700	$9.540	$9.280	$7.750

Total return[2]	4.69%	6.15%	6.32%	27.51%	(8.42% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,203	$3,056	$4,714	$5,587	$5,483
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	1.96%	1.89%
Ratio of expenses to average net assets
prior to fees waived	2.05%	2.09%	2.11%	2.13%	2.12%
Ratio of net investment income to average net assets	1.62%	2.36%	3.45%	6.84%	4.73%
Ratio of net investment income to average net assets
prior to fees waived	1.57%	2.27%	3.34%	6.67%	4.50%
Portfolio turnover	208%	211%	273%	134%	158%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$9.710	$9.540	$9.280	$7.760	$8.940

Income (loss) from investment operations:
Net investment income[1]	0.161	0.229	0.329	0.604	0.395
Net realized and unrealized gain (loss)	0.292	0.350	0.247	1.476	(1.140)
Total from investment operations	0.453	0.579	0.576	2.080	(0.745)

Less dividends and distributions from:
Net investment income	(0.108)	(0.280)	(0.316)	(0.560)	(0.408)
Net realized gain	(0.215)	(0.129)	—	—	(0.027)
Total dividends and distributions	(0.323)	(0.409)	(0.316)	(0.560)	(0.435)

Net asset value, end of period	$9.840	$9.710	$9.540	$9.280	$7.760

Total return[2]	4.69%	6.15%	6.32%	27.34%	(8.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$155,728	$154,778	$159,759	$170,214	$157,185
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	1.96%	1.89%
Ratio of expenses to average net assets
prior to fees waived	2.05%	2.09%	2.11%	2.13%	2.12%
Ratio of net investment income to average net assets	1.62%	2.36%	3.45%	6.84%	4.73%
Ratio of net investment income to average net assets
prior to fees waived	1.57%	2.27%	3.34%	6.67%	4.50%
Portfolio turnover	208%	211%	273%	134%	158%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       93

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$9.710	$9.550	$9.290	$7.740	$8.920

Income (loss) from investment operations:
Net investment income[1]	0.260	0.327	0.424	0.692	0.479
Net realized and unrealized gain (loss)	0.301	0.338	0.247	1.484	(1.141)
Total from investment operations	0.561	0.665	0.671	2.176	(0.662)

Less dividends and distributions from:
Net investment income	(0.206)	(0.376)	(0.411)	(0.626)	(0.491)
Net realized gain	(0.215)	(0.129)	—	—	(0.027)
Total dividends and distributions	(0.421)	(0.505)	(0.411)	(0.626)	(0.518)

Net asset value, end of period	$9.850	$9.710	$9.550	$9.290	$7.740

Total return[2]	5.72%	7.20%	7.39%	28.73%	(7.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,297,154	$1,014,595	$791,984	$579,694	$434,285
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	0.96%	0.89%
Ratio of expenses to average net assets
prior to fees waived	1.05%	1.09%	1.11%	1.13%	1.12%
Ratio of net investment income to average net assets	2.62%	3.36%	4.45%	7.84%	5.73%
Ratio of net investment income to average net assets
prior to fees waived	2.57%	3.27%	4.34%	7.67%	5.50%
Portfolio turnover	208%	211%	273%	134%	158%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$10.420	$11.200	$10.340	$7.010	$13.840

Income (loss) from investment operations:
Net investment income[1]	0.185	0.192	0.129	0.124	0.280
Net realized and unrealized gain (loss)	0.620	(0.790)	0.887	3.366	(6.557)
Total from investment operations	0.805	(0.598)	1.016	3.490	(6.277)

Less dividends and distributions from:
Net investment income	(0.255)	(0.182)	(0.156)	(0.160)	(0.326)
Net realized gain	—	—	—	—	(0.227)
Total dividends and distributions	(0.255)	(0.182)	(0.156)	(0.160)	(0.553)

Net asset value, end of period	$10.970	$10.420	$11.200	$10.340	$7.010

Total return[2]	8.10%	(5.30% )	10.19%	50.29%	(46.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,553	$9,318	$11,189	$12,082	$9,578
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.77%
Ratio of expenses to average net assets prior to fees waived	1.84%	1.84%	1.88%	1.94%	1.86%
Ratio of net investment income to average net assets	1.81%	1.84%	1.26%	1.30%	2.66%
Ratio of net investment income to average net assets prior to fees waived	1.72%	1.75%	1.13%	1.11%	2.57%
Portfolio turnover	70%	50%	95%	91%	58%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       95

Financial highlights

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$10.220	$10.940	$10.100	$6.880	$13.580

Income (loss) from investment operations:
Net investment income[1]	0.115	0.122	0.061	0.064	0.213
Net realized and unrealized gain (loss)	0.617	(0.773)	0.875	3.304	(6.436)
Total from investment operations	0.732	(0.651)	0.936	3.368	(6.223)

Less dividends and distributions from:
Net investment income	(0.192)	(0.069)	(0.096)	(0.148)	(0.250)
Net realized gain	—	—	—	—	(0.227)
Total dividends and distributions	(0.192)	(0.069)	(0.096)	(0.148)	(0.477)

Net asset value, end of period	$10.760	$10.220	$10.940	$10.100	$6.880

Total return[2]	7.38%	(5.94% )	9.49%	49.42%	(47.02% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$412	$1,139	$1,868	$2,243	$1,764
Ratio of expenses to average net assets	2.40%	2.40%	2.40%	2.40%	2.42%
Ratio of expenses to average net assets prior to fees waived	2.49%	2.49%	2.53%	2.59%	2.51%
Ratio of net investment income to average net assets	1.16%	1.19%	0.61%	0.65%	2.01%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.10%	0.48%	0.46%	1.92%
Portfolio turnover	70%	50%	95%	91%	58%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$10.230	$10.950	$10.100	$6.890	$13.590

Income (loss) from investment operations:
Net investment income[1]	0.116	0.122	0.061	0.064	0.213
Net realized and unrealized gain (loss)	0.606	(0.773)	0.885	3.294	(6.436)
Total from investment operations	0.722	(0.651)	0.946	3.358	(6.223)

Less dividends and distributions from:
Net investment income	(0.192)	(0.069)	(0.096)	(0.148)	(0.250)
Net realized gain	—	—	—	—	(0.227)
Total dividends and distributions	(0.192)	(0.069)	(0.096)	(0.148)	(0.477)

Net asset value, end of period	$10.760	$10.230	$10.950	$10.100	$6.890

Total return[2]	7.37%	(5.94% )	9.59%	49.20%	(46.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,064	$32,995	$39,762	$43,260	$34,520
Ratio of expenses to average net assets	2.40%	2.40%	2.40%	2.40%	2.42%
Ratio of expenses to average net assets prior to fees waived	2.49%	2.49%	2.53%	2.59%	2.51%
Ratio of net investment income to average net assets	1.16%	1.19%	0.61%	0.65%	2.01%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.10%	0.48%	0.46%	1.92%
Portfolio turnover	70%	50%	95%	91%	58%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       97

Financial highlights

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$10.490	$11.300	$10.430	$7.050	$13.940

Income (loss) from investment operations:
Net investment income[1]	0.223	0.229	0.168	0.157	0.317
Net realized and unrealized gain (loss)	0.627	(0.793)	0.887	3.393	(6.611)
Total from investment operations	0.850	(0.564)	1.055	3.550	(6.294)

Less dividends and distributions from:
Net investment income	(0.290)	(0.246)	(0.185)	(0.170)	(0.369)
Net realized gain	—	—	—	—	(0.227)
Total dividends and distributions	(0.290)	(0.246)	(0.185)	(0.170)	(0.596)

Net asset value, end of period	$11.050	$10.490	$11.300	$10.430	$7.050

Total return[2]	8.41%	(4.93% )	10.55%	50.88%	(46.49% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$426,258	$252,539	$226,512	$146,156	$79,430
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.42%
Ratio of expenses to average net assets prior to fees waived	1.49%	1.49%	1.53%	1.59%	1.51%
Ratio of net investment income to average net assets	2.16%	2.19%	1.61%	1.65%	3.01%
Ratio of net investment income to average net assets prior to fees waived	2.07%	2.10%	1.48%	1.46%	2.92%
Portfolio turnover	70%	50%	95%	91%	58%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12		3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$13.480	$12.430		$10.640		$6.990		$11.220

Income (loss) from investment operations:
Net investment income (loss)[1]	0.014	(0.040)		(0.062)		(0.025)		(0.001)
Net realized and unrealized gain (loss)	1.042	1.090		1.852		3.675		(4.229)
Total from investment operations	1.056	1.050		1.790		3.650		(4.230)

Less dividends and distributions from:
Net investment income	(0.006)	—		—		—		—
Total dividends and distributions	(0.006)	—		—		—		—

Net asset value, end of period	$14.530	$13.480		$12.430		$10.640		$6.990

Total return[2]	7.76%	8.45%		16.82%		52.22%		(37.70% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,182	$34,170		$35,359		$36,288		$28,347
Ratio of expenses to average net assets	1.60%	1.61%		1.61%		1.61%		1.61%
Ratio of expenses to average net assets
prior to fees waived	1.63%	1.64%		1.64%		1.66%		1.64%
Ratio of net investment income (loss) to average net assets	0.10%	(0.34%	)	(0.57%	)	(0.28%	)	(0.01% )
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.07%	(0.37%	)	(0.60%	)	(0.33%	)	(0.04% )
Portfolio turnover	102%	89%		117%		145%		164%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       99

Financial highlights

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13		3/31/12		3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$12.730		$11.820		$10.180		$6.730		$10.870

Income (loss) from investment operations:
Net investment loss[1]	(0.068)		(0.112)		(0.127)		(0.081)		(0.059)
Net realized and unrealized gain (loss)	0.968		1.022		1.767		3.531		(4.081)
Total from investment operations	0.900		0.910		1.640		3.450		(4.140)

Net asset value, end of period	$13.630		$12.730		$11.820		$10.180		$6.730

Total return[2]	7.07%		7.70%		16.11%		51.26%		(38.09%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,447		$3,628		$5,381		$6,135		$4,780
Ratio of expenses to average net assets	2.25%		2.26%		2.26%		2.26%		2.26%
Ratio of expenses to average net assets
prior to fees waived	2.28%		2.29%		2.29%		2.31%		2.29%
Ratio of net investment loss to average net assets	(0.55%	)	(0.99%	)	(1.22%	)	(0.93%	)	(0.66%	)
Ratio of net investment loss to average net assets
prior to fees waived	(0.58%	)	(1.02%	)	(1.25%	)	(0.98%	)	(0.69%	)
Portfolio turnover	102%		89%		117%		145%		164%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13		3/31/12		3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$12.720		$11.820		$10.180		$6.730		$10.870

Income (loss) from investment operations:
Net investment loss[1]	(0.069)		(0.112)		(0.127)		(0.081)		(0.059)
Net realized and unrealized gain (loss)	0.979		1.012		1.767		3.531		(4.081)
Total from investment operations	0.910		0.900		1.640		3.450		(4.140)

Net asset value, end of period	$13.630		$12.720		$11.820		$10.180		$6.730

Total return[2]	7.15%		7.61%		16.11%		51.26%		(38.09%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115,242		$120,183		$128,256		$132,242		$102,233
Ratio of expenses to average net assets	2.25%		2.26%		2.26%		2.26%		2.26%
Ratio of expenses to average net assets
prior to fees waived	2.28%		2.29%		2.29%		2.31%		2.29%
Ratio of net investment loss to average net assets	(0.55%	)	(0.99%	)	(1.22%	)	(0.93%	)	(0.66%	)
Ratio of net investment loss to average net assets
prior to fees waived	(0.58%	)	(1.02%	)	(1.25%	)	(0.98%	)	(0.69%	)
Portfolio turnover	102%		89%		117%		145%		164%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     101

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12		3/31/11		3/31/10	3/31/09
Net asset value, beginning of period	$13.880	$12.760		$10.880		$7.130	$11.410

Income (loss) from investment operations:
Net investment income (loss)[1]	0.062	0.002		(0.025)		0.007	0.032
Net realized and unrealized gain (loss)	1.068	1.118		1.905		3.758	(4.312)
Total from investment operations	1.130	1.120		1.880		3.765	(4.280)

Less dividends and distributions from:
Net investment income	(0.040)	—		—		(0.015)	—
Total dividends and distributions	(0.040)	—		—		(0.015)	—

Net asset value, end of period	$14.970	$13.880		$12.760		$10.880	$7.130

Total return[2]	8.25%	8.78%		17.28%		52.87%	(37.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$728,104	$650,869		$587,141		$532,282	$402,574
Ratio of expenses to average net assets	1.25%	1.26%		1.26%		1.26%	1.26%
Ratio of expenses to average net assets
prior to fees waived	1.28%	1.29%		1.29%		1.31%	1.29%
Ratio of net investment income (loss) to average net assets	0.45%	0.01%		(0.22%	)	0.07%	0.34%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.42%	(0.02%	)	(0.25%	)	0.02%	0.31%
Portfolio turnover	102%	89%		117%		145%	164%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$11.750	$11.060	$9.830	$6.710	$11.170

Income (loss) from investment operations:
Net investment income[1]	0.173	0.133	0.075	0.118	0.165
Net realized and unrealized gain (loss)	1.259	0.635	1.274	3.181	(4.453)
Total from investment operations	1.432	0.768	1.349	3.299	(4.288)

Less dividends and distributions from:
Net investment income	(0.282)	(0.078)	(0.119)	(0.179)	(0.029)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.282)	(0.078)	(0.119)	(0.179)	(0.172)

Net asset value, end of period	$12.900	$11.750	$11.060	$9.830	$6.710

Total return[2]	12.48%	7.01%	14.00%	49.92%	(38.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,995	$31,478	$33,892	$34,167	$26,901
Ratio of expenses to average net assets	1.57%	1.57%	1.59%	1.58%	1.54%
Ratio of expenses to average net assets
prior to fees waived	1.59%	1.60%	1.61%	1.62%	1.60%
Ratio of net investment income to average net assets	1.48%	1.25%	0.77%	1.38%	1.82%
Ratio of net investment income to average net assets
prior to fees waived	1.46%	1.22%	0.75%	1.34%	1.76%
Portfolio turnover	49%	57%	82%	28%	37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     103

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$11.600	$10.930	$9.720	$6.630	$11.090

Income (loss) from investment operations:
Net investment income[1]	0.095	0.063	0.012	0.063	0.106
Net realized and unrealized gain (loss)	1.255	0.622	1.262	3.147	(4.413)
Total from investment operations	1.350	0.685	1.274	3.210	(4.307)

Less dividends and distributions from:
Net investment income	(0.160)	(0.015)	(0.064)	(0.120)	(0.010)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.160)	(0.015)	(0.064)	(0.120)	(0.153)

Net asset value, end of period	$12.790	$11.600	$10.930	$9.720	$6.630

Total return[2]	11.84%	6.28%	13.25%	48.92%	(39.37% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,425	$3,478	$5,135	$5,943	$4,664
Ratio of expenses to average net assets	2.22%	2.22%	2.24%	2.23%	2.19%
Ratio of expenses to average net assets
prior to fees waived	2.24%	2.25%	2.26%	2.27%	2.25%
Ratio of net investment income to average net assets	0.83%	0.60%	0.12%	0.73%	1.17%
Ratio of net investment income to average net assets
prior to fees waived	0.81%	0.57%	0.10%	0.69%	1.11%
Portfolio turnover	49%	57%	82%	28%	37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$11.590	$10.930	$9.710	$6.630	$11.080

Income (loss) from investment operations:
Net investment income[1]	0.096	0.063	0.012	0.063	0.106
Net realized and unrealized gain (loss)	1.254	0.612	1.272	3.137	(4.403)
Total from investment operations	1.350	0.675	1.284	3.200	(4.297)

Less dividends and distributions from:
Net investment income	(0.160)	(0.015)	(0.064)	(0.120)	(0.010)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.160)	(0.015)	(0.064)	(0.120)	(0.153)

Net asset value, end of period	$12.780	$11.590	$10.930	$9.710	$6.630

Total return[2]	11.85%	6.19%	13.37%	48.76%	(39.31% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,806	$111,557	$119,899	$125,961	$98,881
Ratio of expenses to average net assets	2.22%	2.22%	2.24%	2.23%	2.19%
Ratio of expenses to average net assets
prior to fees waived	2.24%	2.25%	2.26%	2.27%	2.25%
Ratio of net investment income to average net assets	0.83%	0.60%	0.12%	0.73%	1.17%
Ratio of net investment income to average net assets
prior to fees waived	0.81%	0.57%	0.10%	0.69%	1.11%
Portfolio turnover	49%	57%	82%	28%	37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     105

Financial highlights

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09
Net asset value, beginning of period	$11.800	$11.110	$9.870	$6.740	$11.190

Income (loss) from investment operations:
Net investment income[1]	0.214	0.171	0.110	0.148	0.197
Net realized and unrealized gain (loss)	1.255	0.631	1.279	3.193	(4.465)
Total from investment operations	1.469	0.802	1.389	3.341	(4.268)

Less dividends and distributions from:
Net investment income	(0.349)	(0.112)	(0.149)	(0.211)	(0.039)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.349)	(0.112)	(0.149)	(0.211)	(0.182)

Net asset value, end of period	$12.920	$11.800	$11.110	$9.870	$6.740

Total return[2]	12.92%	7.32%	14.42%	50.47%	(38.76% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$730,785	$617,485	$550,313	$480,762	$358,559
Ratio of expenses to average net assets	1.22%	1.22%	1.24%	1.23%	1.19%
Ratio of expenses to average net assets
prior to fees waived	1.24%	1.25%	1.26%	1.27%	1.25%
Ratio of net investment income to average net assets	1.83%	1.60%	1.12%	1.73%	2.17%
Ratio of net investment income to average net assets
prior to fees waived	1.81%	1.57%	1.10%	1.69%	2.11%
Portfolio turnover	49%	57%	82%	28%	37%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$13.000	$13.900	$11.150		$6.760		$11.280

Income (loss) from investment operations:
Net investment loss[1]	(0.079)	(0.169)	(0.149)		(0.123)		(0.092)
Net realized and unrealized gain (loss)	1.653	0.064	2.899		4.513		(4.428)
Total from investment operations	1.574	(0.105)	2.750		4.390		(4.520)

Less dividends and distributions from:
Net realized gain	(0.314)	(0.795)	—		—		—
Total dividends and distributions	(0.314)	(0.795)	—		—		—

Net asset value, end of period	$14.260	$13.000	$13.900		$11.150		$6.760

Total return[2]	12.50%	0.33%	24.66%		64.94%		(40.07%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,415	$5,989	$6,866		$6,736		$4,814
Ratio of expenses to average net assets	1.86%	1.90%	1.90%		1.90%		1.90%
Ratio of expenses to average net assets
prior to fees waived	2.05%	2.06%	2.07%		2.10%		2.26%
Ratio of net investment loss to average net assets	(0.62% )	(1.34% )	(1.29%	)	(1.30%	)	(0.96%	)
Ratio of net investment loss to average net assets
prior to fees waived	(0.81% )	(1.50% )	(1.46%	)	(1.50%	)	(1.32%	)
Portfolio turnover	78%	82%	86%		100%		119%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     107

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$12.220	$13.200	$10.660		$6.510		$10.930

Income (loss) from investment operations:
Net investment loss[1]	(0.145)	(0.238)	(0.213)		(0.179)		(0.152)
Net realized and unrealized gain (loss)	1.529	0.053	2.753		4.329		(4.268)
Total from investment operations	1.384	(0.185)	2.540		4.150		(4.420)

Less dividends and distributions from:
Net realized gain	(0.314)	(0.795)	—		—		—
Total dividends and distributions	(0.314)	(0.795)	—		—		—

Net asset value, end of period	$13.290	$12.220	$13.200		$10.660		$6.510

Total return[2]	11.82%	(0.28% )	23.83%		63.75%		(40.44%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$261	$661	$1,063		$1,143		$807
Ratio of expenses to average net assets	2.47%	2.55%	2.55%		2.55%		2.55%
Ratio of expenses to average net assets
prior to fees waived	2.70%	2.71%	2.72%		2.75%		2.91%
Ratio of net investment loss to average net assets	(1.23% )	(1.99% )	(1.94%	)	(1.95%	)	(1.61%	)
Ratio of net investment loss to average net assets
prior to fees waived	(1.46% )	(2.15% )	(2.11%	)	(2.15%	)	(1.97%	)
Portfolio turnover	78%	82%	86%		100%		119%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$12.220	$13.200	$10.660		$6.510		$10.930

Income (loss) from investment operations:
Net investment loss[1]	(0.151)	(0.237)	(0.213)		(0.179)		(0.152)
Net realized and unrealized gain (loss)	1.525	0.052	2.753		4.329		(4.268)
Total from investment operations	1.374	(0.185)	2.540		4.150		(4.420)

Less dividends and distributions from:
Net realized gain	(0.314)	(0.795)	—		—		—
Total dividends and distributions	(0.314)	(0.795)	—		—		—

Net asset value, end of period	$13.280	$12.220	$13.200		$10.660		$6.510

Total return[2]	11.73%	(0.27% )	23.83%		63.75%		(40.44% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,921	$20,992	$24,337		$23,824		$16,863
Ratio of expenses to average net assets	2.51%	2.55%	2.55%		2.55%		2.55%
Ratio of expenses to average net assets
prior to fees waived	2.70%	2.71%	2.72%		2.75%		2.91%
Ratio of net investment loss to average net assets	(1.27% )	(1.99% )	(1.94%	)	(1.95%	)	(1.61% )
Ratio of net investment loss to average net assets
prior to fees waived	(1.46% )	(2.15% )	(2.11%	)	(2.15%	)	(1.97% )
Portfolio turnover	78%	82%	86%		100%		119%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$13.420	$14.270	$11.410		$6.900		$11.470

Income (loss) from investment operations:
Net investment loss[1]	(0.036)	(0.128)	(0.112)		(0.091)		(0.059)
Net realized and unrealized gain (loss)	1.710	0.073	2.972		4.601		(4.511)
Total from investment operations	1.674	(0.055)	2.860		4.510		(4.570)

Less dividends and distributions from:
Net realized gain	(0.314)	(0.795)	—		—		—
Total dividends and distributions	(0.314)	(0.795)	—		—		—

Net asset value, end of period	$14.780	$13.420	$14.270		$11.410		$6.900

Total return[2]	12.94%	0.68%	25.07%		65.36%		(39.84% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$321,441	$321,641	$304,406		$204,843		$53,244
Ratio of expenses to average net assets	1.51%	1.55%	1.55%		1.55%		1.55%
Ratio of expenses to average net assets
prior to fees waived	1.70%	1.71%	1.72%		1.75%		1.91%
Ratio of net investment loss to average net assets	(0.27% )	(0.99% )	(0.94%	)	(0.95%	)	(0.61% )
Ratio of net investment loss to average net assets
prior to fees waived	(0.46% )	(1.15% )	(1.11%	)	(1.15%	)	(0.97% )
Portfolio turnover	78%	82%	86%		100%		119%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$12.590	$12.610	$10.070		$5.690		$10.380

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.027)	(0.044)	(0.062)		(0.027)		0.011
Net realized and unrealized gain (loss)	1.609	0.148	2.602		4.407		(4.683)
Total from investment operations	1.582	0.104	2.540		4.380		(4.672)

Less dividends and distributions from:
Net realized gain	(0.432)	(0.124)	—		—		(0.018)
Total dividends and distributions	(0.432)	(0.124)	—		—		(0.018)

Net asset value, end of period	$13.740	$12.590	$12.610		$10.070		$5.690

Total return[2]	13.23%	1.01%	25.22%		76.98%		(45.09% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,711	$5,372	$6,102		$5,918		$4,045
Ratio of expenses to average net assets	1.76%	1.79%	1.81%		1.82%		1.75%
Ratio of expenses to average net assets
prior to fees waived	1.98%	1.98%	2.00%		2.13%		2.22%
Ratio of net investment income (loss) to average net assets	(0.22% )	(0.38% )	(0.59%	)	(0.32%	)	0.15%
Ratio of net investment loss to average net assets
prior to fees waived	(0.44% )	(0.57% )	(0.78%	)	(0.63%	)	(0.32% )
Portfolio turnover	36%	30%	43%		40%		86%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       111

Financial highlights

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$11.840	$11.940	$9.590		$5.460		$10.030

Income (loss) from investment operations:
Net investment loss[1]	(0.094)	(0.113)	(0.123)		(0.077)		(0.042)
Net realized and unrealized gain (loss)	1.496	0.137	2.473		4.207		(4.510)
Total from investment operations	1.402	0.024	2.350		4.130		(4.552)

Less dividends and distributions from:
Net realized gain	(0.432)	(0.124)	—		—		(0.018)
Total dividends and distributions	(0.432)	(0.124)	—		—		(0.018)

Net asset value, end of period	$12.810	$11.840	$11.940		$9.590		$5.460

Total return[2]	12.53%	0.39%	24.50%		75.64%		(45.47% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236	$653	$1,038		$1,114		$731
Ratio of expenses to average net assets	2.37%	2.44%	2.46%		2.47%		2.40%
Ratio of expenses to average net assets
prior to fees waived	2.63%	2.63%	2.65%		2.78%		2.87%
Ratio of net investment loss to average net assets	(0.83% )	(1.03% )	(1.24%	)	(0.97%	)	(0.50% )
Ratio of net investment loss to average net assets
prior to fees waived	(1.09% )	(1.22% )	(1.43%	)	(1.28%	)	(0.97% )
Portfolio turnover	36%	30%	43%		40%		86%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10		3/31/09
Net asset value, beginning of period	$11.830	$11.930	$9.590		$ 5.460		$10.020

Income (loss) from investment operations:
Net investment loss[1]	(0.100)	(0.113)	(0.124)		(0.076)		(0.042)
Net realized and unrealized gain (loss)	1.502	0.137	2.464		4.206		(4.500)
Total from investment operations	1.402	0.024	2.340		4.130		(4.542)

Less dividends and distributions from:
Net realized gain	(0.432)	(0.124)	—		—		(0.018)
Total dividends and distributions	(0.432)	(0.124)	—		—		(0.018)

Net asset value, end of period	$12.800	$11.830	$11.930		$9.590		$5.460

Total return[2]	12.45%	0.39%	24.40%		75.64%		(45.42% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,058	$19,986	$22,797		$22,163		$14,811
Ratio of expenses to average net assets	2.41%	2.44%	2.46%		2.47%		2.40%
Ratio of expenses to average net assets
prior to fees waived	2.63%	2.63%	2.65%		2.78%		2.87%
Ratio of net investment loss to average net assets	(0.87% )	(1.03% )	(1.24%	)	(0.97%	)	(0.50% )
Ratio of net investment loss to average net assets
prior to fees waived	(1.09% )	(1.22% )	(1.43%	)	(1.28%	)	(0.97% )
Portfolio turnover	36%	30%	43%		40%		86%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       113

Financial highlights

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/13	3/31/12	3/31/11		3/31/10	3/31/09
Net asset value, beginning of period	$12.990	$12.960	$10.310		$5.820	$10.580

Income (loss) from investment operations:
Net investment income (loss)[1]	0.016	(0.004)	(0.026)		0.002	0.041
Net realized and unrealized gain (loss)	1.661	0.158	2.676		4.505	(4.783)
Total from investment operations	1.677	0.154	2.650		4.507	(4.742)

Less dividends and distributions from:
Net investment income	(0.005)	—	—		(0.008)	—
Net realized gain	(0.432)	(0.124)	—		—	(0.018)
Return of capital	—	—	—		(0.009)	—
Total dividends and distributions	(0.437)	(0.124)	—		(0.017)	(0.018)

Net asset value, end of period	$14.230	$12.990	$12.960		$10.310	$5.820

Total return[2]	13.56%	1.37%	25.70%		77.56%	(44.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,758	$310,737	$274,495		$161,862	$58,173
Ratio of expenses to average net assets	1.41%	1.44%	1.46%		1.47%	1.40%
Ratio of expenses to average net assets
prior to fees waived	1.63%	1.63%	1.65%		1.78%	1.87%
Ratio of net investment income (loss) to average net assets	0.13%	(0.03% )	(0.24%	)	0.03%	0.50%
Ratio of net investment income (loss) to average net assets
prior to fees waived	(0.09% )	(0.22% )	(0.43%	)	(0.28% )	0.03%
Portfolio turnover	36%	30%	43%		40%	86%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust
March 31, 2013

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to Aug. 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, interest rate swap options (IRO) contracts (swaptions) and interest rate swap (IRS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2010–March 31, 2013) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. In regards to foreign taxes only, each Fund has open tax years in certain foreign countries it invests in that may date back to the inception of each Fund.

(continues)       115

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Funds may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 28, 2013.

To Be Announced Trades — Optimum Fixed Income Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statements of operations under the caption net realized gain (loss) on foreign currencies. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares and pays distributions from net investment income, and net realized gain on investments, if any, at least annually, and may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2013.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended March 31, 2013, each Fund earned the following amounts under this agreement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$592	$607	$638	$638	$629	$636

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund[1]	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $2.5 billion
0.4750% of net assets over $2.5 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

[1]Prior to Oct. 1, 2012, DMC was entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of Optimum Fixed Income Fund:

0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets over $1 billion

(continues)       117

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Mondrian Investment Partners Limited (Mondrian) and BlackRock Advisors, LLC (BlackRock); Optimum Large Cap Growth Fund – Marsico Capital Management, LLC (Marsico), T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, LLC (Columbia WAM) and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc. (Killen), Westwood Management Corp. (Westwood) and The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville).

For the year ended March 31, 2013, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$1,654,249	$1,322,542	$3,396,793	$2,504,697	$2,588,941	$1,960,501

Effective July 27, 2012, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan fees and certain other expenses) do not exceed the specified percentages of average daily net assets through July 29, 2013 as shown below. These waivers and reimbursements may only be terminated by agreement of DMC and the Funds’ Board.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective July 27, 2012,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.25%	1.22%	1.50%	1.40%
Effective July 29, 2011
through July 26, 2012,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.25%	1.22%	1.55%	1.43%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2013, each Fund was charged for these services as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$66,700	$16,122	$39,447	$38,188	$16,840	$16,384

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.165% of assets up to $500 million of the Funds’ average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion.

DSC also serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund. For these services, the Trust pays DSC a fee at an annual rate of 0.225% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are passed on to and paid directly by the Funds.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. Institutional Class shares pay no distribution expenses. Effective March 1, 2013, DDLP has contractually agreed to waive Class B shares’ 12b-1 fees to 0.25% of average daily net assets through Feb. 28, 2014 for the Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund.

At March 31, 2013, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management
fees payable to DMC	$618,155	$253,233	$531,205	$512,361	$254,061	$228,043
Dividend disbursing, transfer agent and fund
accounting oversight fees, administration
fees and other expenses payable to DSC	465,659	156,385	282,544	281,632	114,946	114,446
Distribution fees payable to DDLP	145,448	30,626	108,570	105,169	19,545	18,778
Other expenses payable
to DMC and affiliates*	37,090	11,711	21,645	21,638	8,616	8,550

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, legal and tax services, registration fees and trustees’ fees.

For the year ended March 31, 2013, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$21,539	$4,082	$12,574	$12,615	$2,646	$1,938

For the year ended March 31, 2013, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B, and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class A	$0	$0	$0	$0	$0	$0
Class B	756	221	830	776	129	110
Class C	14,318	2,295	7,320	6,843	1,191	1,167

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2013, the Funds made purchases and sales of investments securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$2,036,814,060	$377,578,271	$797,481,946	$385,410,128	$263,157,550	$110,763,622
Purchases of U.S. government securities	872,483,217	—	—	—	—	—
Sales other than U.S. government securities	1,772,616,129	231,688,754	793,332,550	373,013,853	313,108,579	150,343,116
Sales of U.S. government securities	808,505,792	—	—	—	—	—

At March 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of Investments	$1,549,618,775	$481,836,978	$731,091,823	$701,341,833	$272,401,498	$274,712,327
Aggregate unrealized appreciation	$64,607,741	$53,816,587	$160,709,218	$200,701,001	$86,630,997	$75,271,322
Aggregate unrealized depreciation	(18,942,676)	(35,687,494)	(10,586,706)	(26,768,164)	(3,729,852)	(5,046,106)
Net unrealized appreciation (depreciation)	$45,665,065	$18,129,093	$150,122,512	$173,932,837	$82,901,145	$70,225,216

(continues)       119

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2013:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$421,520,262	$194,300	$421,714,562
Common Stock	1,565	—	—	1,565
Municipal Bonds	—	8,755,120	—	8,755,120
Convertible Preferred Stock	2,483,876	3,687,218	—	6,171,094
Corporate Debt	—	629,616,561	—	629,616,561
Foreign Debt	—	116,302,183	—	116,302,183
U.S. Treasury Obligations	—	228,290,182	—	228,290,182
Other	2,981,379	1,632,209	—	4,613,588
Option Purchased	—	2,766	—	2,766
Securities Sold Short	—	(5,453,125)	—	(5,453,125)
Short-Term Investments	—	184,131,860	—	184,131,860
Securities Lending Collateral	—	1,137,484	—	1,137,484
Options Written	—	(282,255)	—	(282,255)
Total	$5,466,820	$1,589,340,465	$194,300	$1,595,001,585

Foreign Currency Exchange Contracts	$—	$420,444	$—	$420,444
Futures Contracts	19,549	—	—	19,549
Swap Contracts	—	(189,217)	—	(189,217)

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$453,158,547	$1,215,863	$—	$454,374,410
Preferred Stock	2,066,342	—	—	2,066,342
Short-Term Investments	—	5,095,103	—	5,095,103
Securities Lending Collateral	—	38,430,216	—	38,430,216
Total	$455,224,889	$43,741,182	$—	$499,966,071

Foreign Currency Exchange Contracts	$—	$1,130,394	$—	$1,130,394

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$848,581,437	$—	$127,961	$848,709,398
Convertible Preferred Stock	—	—	409,019	409,019
Short-Term Investments	—	30,815,736	—	30,815,736
Securities Lending Collateral	—	1,280,182	—	1,280,182
Total	$848,581,437	$32,095,918	$536,980	$881,214,335

	Optimum Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$847,765,528	$—	$—	$847,765,528
Convertible Preferred Stock	—	989,508	—	989,508
Short-Term Investments	—	25,757,447	—	25,757,447
Securities Lending Collateral	—	762,187	—	762,187
Total	$847,765,528	$27,509,142	$—	$875,274,670

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$340,166,505	$—	$—	$340,166,505
Exchange-Traded Fund	1,961,050	—	—	1,961,050
Short-Term Investments	—	5,896,124	—	5,896,124
Securities Lending Collateral	—	7,278,964	—	7,278,964
Total	$342,127,555	$13,175,088	$—	$355,302,643

Foreign Currency Exchange Contract	$—	$9	$—	$9

	Optimum Small-Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$314,479,927	$—	$—	$314,479,927
Short-Term Investments	—	28,637,738	—	28,637,738
Securities Lending Collateral	—	1,819,878	—	1,819,878
Total	$314,479,927	$30,457,616	$—	$344,937,543

The securities that have been deemed worthless on the statements of net assets are considered to be Level 3 securities in these tables.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to each Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

During the year ended March 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

(continues)       121

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2013 and 2012 was as follows:

Year Ended March 31, 2013

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$49,368,932	$8,384,189	$1,950,159	$21,306,489	$—	$1,660,618
Long-term capital gains	6,859,901	—	—	—	8,488,207	10,254,958
Total	$56,228,833	$8,384,189	$1,950,159	$21,306,489	$8,488,207	$11,915,576

Year Ended March 31, 2012

	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$46,904,331	$5,814,738	$6,049,903	$—	$—
Long-term capital gains	9,075,525	—	—	19,409,757	3,155,078
Total	$55,979,856	$5,814,738	$6,049,903	$19,409,757	$3,155,078

Optimum Large Cap Growth Fund did not make any distributions during the year ended March 31, 2012.

5. Components of Net Assets on a Tax Basis

As of March 31, 2013, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Shares of beneficial interest	$1,437,080,818	$501,625,268	$713,262,769
Undistributed ordinary income	10,111,027	2,909,246	118,484
Undistributed long-term capital gains	3,988,584	—	15,467,506
Capital loss carryforwards	—	(54,326,974)	—
Unrealized appreciation (depreciation)	44,114,732	18,079,937	150,126,324
Net assets	$1,495,295,161	$468,287,477	$878,975,083

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$822,482,491	$246,997,482	$250,566,743
Undistributed ordinary income	1,658,748	—	2,505,618
Undistributed long-term capital gains	—	20,131,221	21,465,612
Capital loss carryforwards	(121,086,562)	—	—
Qualified late year loss deferrals	—	(992,037)	—
Unrealized appreciation	173,956,698	82,901,145	70,224,930
Net assets	$877,011,375	$349,037,811	$344,762,903

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, return of capital on investments, partnership interest and CDS contracts.

Qualified late year losses represent losses realized on investment transactions from November 1, 2012 through March 31, 2013 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, CDS contracts, foreign tax capital gain, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2013, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net
investment income (loss)	$399,505	$(646,461)	$36,637	$(7,303)	$1,262,434	$(3,626)
Accumulated net realized gain (loss)	(399,505)	646,461	(36,637)	7,303	6,751	3,626
Paid-in capital	—	—	—	—	(1,269,185)	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2013, the Funds utilized capital loss carryforwards as follows:

Optimum	Optimum	Optimum
International	Large Cap	Large Cap
Fund	Growth Fund	Value Fund
$1,024,451	$60,435,247	$28,200,675

At March 31, 2013, Optimum Fixed Income Fund, Optimum Large Cap Growth, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not have any capital loss carryforwards outstanding. Capital loss carryforwards remaining at March 31, 2013 will expire as follows:

	Optimum	Optimum
Years of	International	Large Cap
Expiration	Fund	Value Fund
3/31/17	$—	$2,058,426
3/31/18	49,949,013	119,028,136
Total	$49,949,013	$121,086,562

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Optimum International Fund	$18,734	$4,359,227

(continues)       123

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund

	Year Ended		Year Ended		Year Ended
	3/31/13	3/31/12	3/31/13	3/31/12	3/31/13	3/31/12
Shares sold:
Class A	667,703	731,647	118,996	94,500	269,213	279,314
Class B	30,084	10,542	84	193	—	293
Class C	2,178,257	1,893,449	270,564	246,063	672,086	646,825
Institutional Class	41,250,317	35,411,000	18,394,158	7,961,220	11,150,649	11,897,997
	44,126,361	38,046,638	18,783,802	8,301,976	12,091,948	12,824,429

Shares issued upon reinvestment of dividends
and distributions:
Class A	153,152	190,195	21,816	16,553	1,062	—
Class B	6,179	17,448	1,457	1,012	—	—
Class C	515,944	665,608	61,190	23,075	—	—
Institutional Class	4,907,021	4,811,837	738,511	518,666	140,180	—
	5,582,296	5,685,088	822,974	559,306	141,242	—

Shares redeemed:
Class A	(818,425)	(903,863)	(164,376)	(216,075)	(452,718)	(587,288)
Class B	(228,875)	(207,118)	(74,657)	(60,541)	(178,906)	(170,393)
Class C	(2,814,412)	(3,353,403)	(578,476)	(676,649)	(1,664,282)	(2,054,304)
Institutional Class	(18,907,614)	(18,712,858)	(4,629,374)	(4,447,808)	(9,566,896)	(11,007,911)
	(22,769,326)	(23,177,242)	(5,446,883)	(5,401,073)	(11,862,802)	(13,819,896)
Net increase (decrease)	26,939,331	20,554,484	14,159,893	3,460,209	370,388	(995,467)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund

	Year Ended		Year Ended		Year Ended
	3/31/13	3/31/12	3/31/13	3/31/12	3/31/13	3/31/12
Shares sold:
Class A	298,117	295,586	57,488	45,025	50,905	40,909
Class B	716	411	—	123	—	167
Class C	722,182	690,498	122,324	106,952	120,056	125,046
Institutional Class	13,102,181	13,727,120	5,899,681	6,417,276	6,121,705	7,157,709
	14,123,196	14,713,615	6,079,493	6,569,376	6,292,666	7,323,831

Shares issued upon reinvestment of dividends
and distributions:
Class A	63,822	21,647	11,735	31,939	15,217	4,961
Class B	2,737	603	1,102	5,167	1,454	865
Class C	131,014	14,762	46,545	127,506	64,652	21,186
Institutional Class	1,667,880	517,001	619,318	1,532,498	900,872	259,689
	1,865,453	554,013	678,700	1,697,110	982,195	286,701

Shares redeemed:
Class A	(483,403)	(700,734)	(79,878)	(110,454)	(77,081)	(103,180)
Class B	(191,907)	(170,823)	(35,534)	(31,773)	(38,201)	(32,765)
Class C	(1,729,078)	(2,055,194)	(312,259)	(360,430)	(306,368)	(367,305)
Institutional Class	(10,557,616)	(11,445,134)	(8,732,725)	(5,326,873)	(8,554,580)	(4,679,016)
	(12,962,004)	(14,371,885)	(9,160,396)	(5,829,530)	(8,976,230)	(5,182,266)
Net increase (decrease)	3,026,645	895,743	(2,402,203)	2,436,956	(1,701,369)	2,428,266

For the years ended March 31, 2013 and 2012, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the statements of changes in net assets.

	Year Ended			Year Ended
	3/31/13			3/31/12
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Optimum Fixed Income Fund	157,446	157,610	$1,557,933	103,352	103,410	$995,147
Optimum International Fund	51,846	52,868	527,495	25,092	24,635	245,632
Optimum Large Cap Growth Fund	118,588	125,938	1,593,093	73,009	69,063	853,164
Optimum Large Cap Value Fund	130,198	131,274	1,522,989	74,517	73,694	799,078
Optimum Small-Mid Cap Growth Fund	24,219	25,895	307,513	13,539	12,737	153,307
Optimum Small-Mid Cap Value Fund	25,297	27,050	308,649	13,498	12,700	149,142

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund and Optimum International Fund may use futures in the normal course of pursuing their investment objectives. Optimum Fixed Income Fund invests in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Optimum International Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended March 31, 2013, Optimum Fixed Income Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds’ exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the

(continues)       125

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2013 for Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2012	8,200,097	$286,829
Options written	289,600,260	919,319
Options expired	(235,000,097)	(778,024)
Options terminated in closing purchase transactions	(260)	(91,799)
Options outstanding at March 31, 2013	62,800,000	$336,325

Swap Contracts — Optimum Fixed Income Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund enters into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund had posted $830,000 as cash collateral for certain open derivatives. The Fund received $308,000 as securities collateral for certain open derivatives. This cash amount is presented as restricted cash on the statements of assets and liabilities.

As disclosed in the footnotes to the statements of net assets, at March 31, 2013, the notional value of the protection sold was EUR 6,500,000 and USD 7,100,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2013, the net unrealized appreciation of the protection sold was $670,280.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of March 31, 2013 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of			Statements of
	Assets and Liabilities Location	Fair Value		Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$1,424,474		Unrealized loss on foreign currency exchange contracts	$(1,004,030)

Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	263,901	*	Variation margin payable on futures contracts	(244,352)

Interest and credit contracts (Swap contracts)	Options written, at value	—		Options written, at value	(282,255)

Interest rate contracts (Options written, at value)	Unrealized gain on credit default swap contracts and interest rate swap contracts	2,166,323		Unrealized loss on credit default swap contracts and interest rate swap contracts	(2,355,540)

Total		$3,854,698			$(3,886,177)

*	Includes cumulative appreciation of futures contracts from the date the contracts are opened through March 31, 2013. Only current day variation margin is reported on the Optimum Fixed Income Fund’s statements of assets and liabilities.

The effect of derivative instruments on the statements of operations for the year ended March 31, 2013 was as follows:

	Optimum Fixed Income Fund
			Change in Unrealized
		Realized Gain (Loss) on	Appreciation
	Location of Gain (Loss) on	Derivatives Recognized in	(Depreciation) on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,473,308	$1,388,625

Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contacts	(1,889,375)	(4,337)

Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	688,340	114,291

Interest and credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	713,508	(359,235)

		$985,781	$1,139,344

(continues)       127

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Fund during the year ended March 31, 2013.

	Long Derivative Volume
	Optimum		Optimum	Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap	Small-Mid Cap
	Fund		Fund	Growth Fund	Value Fund	Growth Fund
Foreign currency exchange contracts (average cost)	USD	81,110,776	USD 23,024,831	USD 56,518	USD 40,294	USD 47,889
Futures contracts (average notional value)		25,845,117	71,296	—	—	—
Options contracts (average notional value)		29,608	—	—	—	—
Swap contracts (average notional value)*	AUD	28,420,000	—	—	—	—
	BRL	77,331,600	—	—	—	—
	CAD	10,046,400	—	—	—	—
	EUR	24,945,560	—	—	—	—
	USD	63,435,104	—	—	—	—

	Short Derivative Volume
	Optimum		Optimum	Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap	Small-Mid Cap
	Fund		Fund	Growth Fund	Value Fund	Growth Fund
Foreign currency exchange contracts (average cost)	USD	160,654,752	USD 39,424,124	USD 30,123	USD 12,386	USD 19,308
Futures contracts (average notional value)		31,181,838	—	—	—	—
Options contracts (average notional value)		147,858	—	—	—	—
Swap contracts (average notional value)*	EUR	4,622,000	—	—	—	—
	USD	6,652,200	—	—	—	—

*Long represents buying protection and short represents selling protection.

8. Securities Lending

Each Fund, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Funds’ previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

At March 31, 2013, the values of securities on loan and the values of invested collateral for each Fund is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. These investments are presented on the statements of net assets under the caption “Securities Lending Collateral“.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Values of securities on loan	$1,923,783	$36,853,828	$1,949,712	$1,416,398	$7,436,986	$1,903,314
Values of invested Collateral	1,137,484	38,430,216	1,280,182	762,187	7,278,964	1,819,878
Cash collateral	1,999,999	38,876,939	1,999,994	1,479,584	7,627,674	1,999,970
Non-cash collateral	—	62,065	—	—	—	27

9. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Optimum Fixed Income Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

(continues)       129

Notes to financial statements

Optimum Fund Trust

9. Credit and Market Risk (continued)

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2013. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (Act), and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. The Funds’ may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Section 4(2) and/or Rule 144A and illiquid securities have been identified on the statements of net assets.

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2013 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust, as defined, and the Shareholders:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 21, 2013

Other Fund information
(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2013, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	12.20%	87.80%	100.00%	0.14%
Optimum International Fund	—	100.00%	100.00%	—
Optimum Large Cap Growth Fund	—	100.00%	100.00%	100.00%
Optimum Large Cap Value Fund	—	100.00%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	100.00%	—	100.00%	—
Optimum Small-Mid Cap Value Fund	86.06%	13.94%	100.00%	90.03%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Funds intend to designate the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
0.14%	65.38%	100.00%	100.00%	—	100.00%

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $372,088. The gross foreign source income earned during the fiscal year 2013 by the Fund was $12,354,833.

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Daniel H. Arnold[2]	Trustee	September 19, 2012	Chief Financial Officer —	6	None
2005 Market Street		to present	LPL Financial LLC
Philadelphia, PA			(2012–Present)
19103
Managing Director —
Age 48			LPL Financial LLC
(2007–Present)

J. Scott Coleman[2]	Trustee, President	June 16, 2011	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Head of Distribution and Marketing —
Philadelphia, PA	Executive Officer		Delaware Investments
19103			(October 2008–Present)

Age 52			Managing Director for
Investment Consulting Group —
Goldman Sachs Asset Management
(2001–2008)

Independent Trustees

Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee — FundVantage
2005 Market Street	and Chairman	to present	(2006–Present)		Trust (34 mutual funds)
Philadelphia, PA					(2007–Present)
19103			Chief Investment Officer
Wilmington Trust Corporation
Age 64			(Trust Bank)
(1996–2006)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor —	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972–Present)
19103

Age 74

Durant Adams Hunter	Trustee	July 17, 2003	Principal—Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004–Present)
19103

Age 64

(continues)       133

Board of trustees and officers addendum

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	President —	6	None
2005 Market Street		to present	Econsult Solutions, Inc.
Philadelphia, PA			(Economic Consulting)
19103			(2000–Present)

Age 57

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Chair,
2005 Market Street		to present	(2002–Present)		Compensation Committee —
Philadelphia, PA					Medtox Scientific, Inc.
19103					(Medical devices/Clinical lab)
(2002–Present)
Age 64
Director and
Independent Chairman —
Heartland Funds
(3 mutual funds)
(2005–Present)

Jon Edward Socolofsky Trustee		July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002–Present)
Philadelphia, PA
19103

Age 67

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments[3] since 2000.
December 6, 2005
Age 48

David P. O’Connor	Executive Vice President,	Executive Vice President	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel	since February 2012;	various executive and legal
Philadelphia, PA	and Chief	Senior Vice President	capacities at different times at
19103	Legal Officer	October 2005–	Delaware Investments.
February 2012;
Age 46		General Counsel
and Chief Legal Officer
since October 2005

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 40

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 49

[1] The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2] “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.

[4] Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex also managed and distributed by Delaware Investments with 70 funds.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information
Daniel H. Arnold
Chief Financial Officer
LPL Financial LLC

J. Scott Coleman
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
President — Econsult Solutions, Inc.

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Executive Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Website
optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s website at optimummutualfunds.com; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at optimummutualfunds.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $131,500 for the fiscal year ended March 31, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $120,000 for the fiscal year ended March 31, 2012.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $565,000 for the registrant’s fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $416,500 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,584,953 and $10,901,705 for the registrant’s fiscal years ended March 31, 2013 and March 31, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: OPTIMUM FUND TRUST

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 5, 2013

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 5, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2013